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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

                   CERTIFIED SHAREHOLDER REPORT OF REGISTERED
                         MANAGEMENT INVESTMENT COMPANIES

                  Investment Company Act File Number: 811-07583

                            HSBC ADVISOR FUNDS TRUST
               (Exact name of registrant as specified in charter)

                                3435 STELZER ROAD
                               COLUMBUS, OH 43219
                    (Address of principal executive offices)

                               BISYS FUND SERVICES
                                3435 STELZER ROAD
                               COLUMBUS, OH 43219
                     (Name and address of agent for service)

       Registrant's telephone number, including area code: 1-800-782-8183

                    Date of fiscal year end: October 31, 2003

                    Date of reporting period: April 30, 2003

     Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

     A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. 'SS' 3507.

Item 1. Reports to Stockholders.

                               Semi-Annual Report


                                        HSBC Investor Family of Funds
                                        April 30, 2003


                                        HSBC INVESTOR LIMITED MATURITY FUND

                                        HSBC INVESTOR FIXED INCOME FUND
                                        HSBC INVESTOR BOND FUND

                                        HSBC INVESTOR NEW YORK
                                        TAX-FREE BOND FUND
[LOGO: PICTURE]
                                        HSBC INVESTOR BALANCED FUND

                                        HSBC INVESTOR EQUITY FUND

                                        HSBC INVESTOR GROWTH AND INCOME FUND

                                        HSBC INVESTOR MID-CAP FUND

                                        HSBC INVESTOR INTERNATIONAL EQUITY FUND
                                        HSBC INVESTOR OVERSEAS EQUITY FUND

                                        HSBC INVESTOR SMALL CAP EQUITY FUND
                                        HSBC INVESTOR OPPORTUNITY FUND


                                  [HSBC LOGO]

Table of Contents
--------------------------------------------------------------------------------

HSBC Investor Family of Funds
Semi-Annual Report - April 30, 2003

Glossary of Terms

President's Message ...........................................  1
Commentary From the Investment Manager ........................  2
Portfolio Reviews .............................................  4
Schedules of Portfolio Investments
        HSBC Investor New York Tax-Free Bond Fund ............. 13
        HSBC Investor Balanced Fund ........................... 15
        HSBC Investor Equity Fund ............................. 17
        HSBC Investor Growth and Income Fund .................. 19
        HSBC Investor Mid-Cap Fund ............................ 20
Statements of Assets and Liabilities .......................... 22
Statements of Operations ...................................... 24
Statements of Changes in Net Assets ........................... 26
Financial Highlights .......................................... 38
Notes to Financial Statements ................................. 50

HSBC Investor Portfolios

Schedules of Portfolio Investments
        HSBC Investor Limited Maturity Portfolio .............. 57
        HSBC Investor Fixed Income Portfolio .................. 59
        HSBC Investor International Equity Portfolio .......... 63
        HSBC Investor Small Cap Equity Portfolio .............. 68
Statements of Assets and Liabilities .......................... 70
Statements of Operations ...................................... 71
Statements of Changes in Net Assets ........................... 72
Financial Highlights .......................................... 74
Notes to Financial Statements ................................. 75

Glossary of Terms

Beta is a coefficient measuring a stock's relative volatility. The beta is the covariance of a stock in relation to the rest of the stock market. The S&P 500 Index has a beta coefficient of 1. Therefore, any stock with a higher beta is more volatile than the market, and any with a lower beta can be expected to rise and fall more slowly than the market.

Citigroup Broad Investment-Grade Bond Fund Index is an unmanaged market capitalization-weighted index that includes fixed-rate Treasury, government-sponsored, corporate and mortgage securities. All issues mature in one year or more and have at least $50 million face amount outstanding for entry into the index. Gross Domestic Product Growth (GDP) is the measure of the market value of the goods and services produced by labor and property in the United States.

Lehman Brothers 7-Year Municipal Bond Index is an unmanaged broad based index comprised of investment grade, fixed-rate and tax-exempt securities with a remaining maturity of at least 7 years.

Lehman Brothers Aggregate Bond Index is an unmanaged index generally representative of the investment-grade debt issues with at least one year to final maturity.

Lehman Brothers Intermediate Aggregate Bond Index is an unmanaged index generally representative of investment-grade issues with maturities between three and ten years.

Lipper Balanced Funds Average is comprised of managed funds that primarily conserve principal by maintaining at all times a balanced portfolio of both stocks and bonds. Typically the stock/bond ratio ranges around 60%/40%.

Lipper General Bond Funds Average is comprised of managed funds that do not have quality or maturity restrictions. The Funds primary goal is to keep the bulk of the portfolio's assets in corporate and government debt issues.

Lipper Intermediate Investment-Grade Debt Funds Average is an average of managed funds that invest at least 65% of their assets in investment-grade debt issues (rated in the top four grades) with dollar-weighted average maturities of five to ten years.

Lipper International Funds Average is comprised of managed funds that invest their assets in securities whose primary trading markets are outside of the United States.

Lipper Large-Cap Core Funds Average is comprised of managed funds that, by portfolio practice, invest at least 75% of their equity assets in companies with market capitalizations (on a three-year weighted basis) greater than 300% of the dollar-weighted median market capitalization of the Standard & Poor's Mid-Cap 400 Index.

Lipper Mid-Cap Growth Funds Average is comprised of managed funds that, by portfolio practice, invest at least 75% of their equity assets in companies with market capitalizations (on a three-year weighted basis) of less than 300% of the dollar-weighted median market capitalization of the Standard & Poor's Mid-Cap 400 Index.

Lipper N.Y. Municipal Bond Funds Average is an average of managed funds that invest at least 65% of their assets in municipal debt issues that are exempt from taxation in New York or a city in New York.

Morgan Stanley Europe, Australasia and Far East (MSCI EAFE) Index is an unmanaged index that measures performance of a diverse range of developed countries in the indicated regions.

NASDAQ is a market price only index that tracks the performance of domestic common stocks traded on the regular Nasdaq market as well as National Market System traded foreign common stocks and American Depository Recipts.

The Russell Universe - In 1984, Russell created the Russell family of stock indices as part of a more accurate and comprehensive system for evaluating the performance of investment managers. Russell now maintains 21 U.S. sotck indices and has launched similar broad-market and style indices in Canada and Japan. today, more than $214 billion is invested in funds modeling Russell's U.S. indices, and more than $1 trillion in funds is benchmarked against the global family of Russell indices.

Russell MidCap Growth Index is an unmanaged index which measures the performance of securities found in the Russell universe that fall in the mid-range sector.

Russell 1000 Index is an unmanaged index which measures the performance of the 1,000 larges securities found in the Russell 3000 Index, which represents approximately 92% of the total market capitalization of the Russell 3000 Index.

Russell 1000 Growth Index is an unmanaged index which measures the performance of 1,000 securitities found in the Russell universe with higher price-to-book ratios and higher forecasted growth values.

Russell 1000 Value Index is unmanaged index which measures the performance of the 1,000 largest of the 3,000 largest U.S.-domiciled companies (based on total market capitalizatin) with lower price-to-book ratios and lower forecasted growth values.

Russell 2000 Index is an unmanaged index that generally representative of the performance of small-capitalization stocks.

Russell 2000 Growth Index is an unmanaged index which tracks the performance of domestically traded common stocks of small- to mid-sized companies with higher price-to-book ratios and higher forecasted growth values.

Russell 2000 Value Index is unmanaged index which measures the performance of those Russell 2000 companies with lower price-to-book ratios and lower forecasted growth values.

Standard & Poor's 500 Index is an unmanaged index that measures the performance of the stock market as a whole.

Standard & Poor's Mid Cap 400 Index is an unmanaged index that consists of 400 domestic stocks chosen for market size, liquidity and industry group representation.

Lipper is an independent mutual fund performance monitor whose results are based on total return and do not reflect a sales charge.

Securities indexes assume reinvestment of all distributions and interest payments and do not take in account brokerage fees or expenses. Securities in the Fund do not match those in the indexes and performance of the Fund will differ. Investors cannot invest directly in an index, although they can invest in the underlying funds or securities.

President's Message
--------------------------------------------------------------------------------


Dear Shareholder:

We are pleased to present you with the semi-annual reports for the HSBC Investor Family of Funds for the six months ended April 30, 2003. The report contains the following features:

*   Commentary From the Investment Manager

* Portfolio Reviews--investment strategy, performance overview and outlook for the coming months

* Schedules of Portfolio Investments--listing of the security holdings in each Fund

* Statements of Assets and Liabilities--summary of the assets and liabilities of each Fund

* Statements of Operations--summary of operations and its effect on the assets of each Fund

* Statements of Changes in Net Assets--summary of changes in net assets during the period

* Financial Highlights--per share summary of activity affecting net asset value per share

*   Notes to Financial Statements

Finally, we thank you for your continued confidence in us. We look forward to providing you with investment management services to meet your needs now and in the years ahead.

Sincerely,


Walter B. Grimm

Walter B. Grimm
President
June 2003


                                                 HSBC INVESTOR FAMILY OF FUNDS 1

Commentary From the Investment Manager
--------------------------------------------------------------------------------

HSBC Asset Management (Americas) Inc.


U.S. Economic Review

The United States economy struggled through a difficult environment during the six-months ended April 30, 2003. Corporate spending was weak, as companies cut costs and continued to pay down the heavy debt they built up during the economic expansion of the 1990s. The run-up to war with Iraq hurt already-weak corporate spending by clouding economic predictions and causing businesses to delay investments. The Federal Reserve Board (the "Fed") in early November tried to stimulate the economy by lowering short-term interest rates from 1.75% to 1.25%. However, rapidly rising oil prices, growing unemployment and sluggish corporate spending helped to stoke fears that the economy could fall back into a recession.

Consumer spending played an essential role in keeping the economy growing. Rising unemployment threatened to weaken consumer spending, but that trend was offset by solid wage increases made possible by strong productivity growth. In addition, low interest rates encouraged homeowners to refinance their mortgages, boosting their cash flow and spending.

Corporate profit growth improved during the period. Those gains came largely because of cost cutting, as revenue growth remained anemic. Many corporations also benefited from low interest rates as well as a weaker dollar, which allowed them to sell more products overseas.

Global Economic Review

Many of the same factors that plagued the U.S. influenced economies around the world. Like the Fed, the European Central Bank reduced short-term interest rates in an effort to boost economic growth. High unemployment, labor costs and taxes contributed to slow growth in many European countries, most notably Germany. A soaring housing market buoyed the United Kingdom's economy, keeping it stronger than continental Europe's. Japan continued to suffer from more than $300 billion in bad loans and a banking system that lacks transparency.

Some emerging economies fared well, while others struggled. Brazil's economy appears to have stabilized, as the new president has taken moderate positions on economic matters. An export-based economy such as Taiwan's, that sells a great deal of technology equipment to developed countries suffered from weak capital spending in developed economies.

Nevertheless, countries with strong domestic demand, such as South Korea, remained well insulated from the global downturn and fared relatively well. China benefited from its position as the low-cost producer of many of the world's goods, although the economy in its rural provinces is still dominated by inefficient and corrupt state-controlled industries. Many Asian countries near the end of the period suffered from the outbreak of severe acute respiratory syndrome (SARS), which dramatically reduced tourism and other economic activity in those areas.

Market Environment

The U.S. equity market began November with a rally, as investors were encouraged by the Fed's interest-rate cut, improved corporate profits and the prospect for an economic recovery. The rally proved short-lived, however. Investors sold stocks in December after tensions between the U.S., and Iraq increased, and economic indicators suggested that a strong economic recovery was unlikely.

Concerns about an approaching war with Iraq and mixed signals about the direction of the economy led to stock market volatility during the first quarter of 2003. The conclusion of the war with Iraq removed a major source of uncertainty and led to a broad rally in the equity markets during April. Stocks began the year strongly and then fluctuated with the daily news from Iraq, ending the first quarter in negative territory. Growth stocks led the market during the first three months of 2003, and technology was the top-performing sector for the second consecutive quarter, as investors responded to signs of more stable capital spending. Strong returns from pharmaceutical stocks boosted health care shares, while solid earnings from large retailers helped consumer discretionary stocks. Financial services stocks lagged the market, as investors anticipated rising interest rates.

Shares of larger companies outperformed small-company stocks during the period, as small retailers and media companies suffered from the perception that consumers might reduce spending going forward. Small-cap financial-services companies outperformed their larger brethren, however, due to strong performance from small banks and realtors. Meanwhile, small-cap health care stocks fared relatively well, due to a revitalized biotechnology sector.

European markets outperformed U.S. equities early in the period, aided by the euro's strength versus the dollar. That trend reversed itself in early 2003 however, as the dollar strengthened and boosted the relative performance of the U.S. stock market.


2 HSBC INVESTOR FAMILY OF FUNDS

--------------------------------------------------------------------------------

HSBC Asset Management (Americas) Inc.

Australia and New Zealand were relatively immune from the global economic slowdown, and their stock markets were two of the best-performing markets during the period. Japan performed poorly throughout the period, as that country continued to suffer the effects of a poorly managed and regulated banking sector. Markets in the Pacific Rim were hurt late in the period by investor fears about the implications of the SARS virus.

Fixed-income securities benefited as investors concerned about the war and uncertain about the direction of the economy sought safety in bonds. Investors favored corporate bonds, which offered historically high yields relative to Treasury securities. High-yielding bonds with low credit ratings particularly benefited from investors' pursuit of higher yields. Municipal bonds and mortgage-backed bonds lagged other fixed-income sectors.

Short-term bonds led the Treasury markets early in the period as they benefited from the Fed's interest-rate cuts, while investors sold longer-term bonds to participate in the short-lived stock rally. That trend reversed itself in early 2003, however, as skittish investors moved money back out of the stock market and into longer-term Treasuries.


                                                 HSBC INVESTOR FAMILY OF FUNDS 3

Portfolio Reviews
--------------------------------------------------------------------------------


HSBC Investor Limited Maturity Fund
(Class A (Investor) Shares, B Shares, C Shares and Y Shares)

by John B. Cuccia
Portfolio Manager
HSBC Asset Management (Americas) Inc.

The HSBC Investor Limited Maturity Fund (the "Fund") seeks to realize above-average total return, consistent with reasonable risk, by investing in a diversified investment grade portfolio of U.S. government obligations, corporate bonds and mortgage-backed securities. The Fund utilizes a two tier structure, commonly known as "master-feeder," in which the Fund invests all of its investable assets in the HSBC Investor Limited Maturity Portfolio (the "Portfolio").

The Fund returned 3.44%, (without sales charge) for the Class A (Investor) Shares and 3.47% for the Class Y shares during the six-month period ended April 30, 2003. That compared to a return of 3.52% for the Lehman Brothers Intermediate Aggregate Bonds Index.(1)

The U.S. markets were taken by surprise on November 6, 2002 when the Fed decided to lower its target interest rate by a larger than expected 50 basis points to a rate of 1.25% at their scheduled FOMC meeting. They also decided to change their bias to neutral, indicating no further anticipated moves in the near term. The U.S. bond market initially responded with higher yields as the U.S. equity market rallied. However, as 2002 ended the fixed income market finished on a high note as yields declined. Additionally, investment-grade corporate bond spread's generated their best performance in many quarters.

With the start of the new year, the U.S. economy proved weaker than previously anticipated as initial estimates for fourth quarter Gross Domestic Product(1) (the "GDP") grew at only a 0.7% pace. The U.S. dollar declined against a broad index of currencies. Bond yields moved higher as many investors abroad reduced their investments in dollar denominated assets. As the year progressed, the economy did show some signs of strength, mainly in the housing sector and in retail sales. Fourth quarter GDP was later revised upward to a reading of 1.4%, but many investors began to question whether the consumer would continue to spend in an economy with a deteriorating labor market, weakening consumer confidence and contracting manufacturing.

Toward the end of the first quarter, heightened geo-political risk became the main driver as the countdown to and inception of the war in Iraq diminished economic expectations. The Fed again met and similar to their previous meeting at the beginning of year, decided to leave their target interest rate unchanged. However, this time they did not express an opinion on the balance of risk facing the economy. Through the remainder of the six-month review period ended April 2003, financial markets remained volatile, economic data remained weak as the war and severe winter weather hindered the consumer. Many investors felt the military campaign in Iraq would last two to four months, but then by the second week of April, Baghdad fell. Nonetheless, despite a swift conclusion to the war, not all was well. The economy did not get the instant post war bounce investors were hoping for.

At the beginning of the review period, the Fund slightly increased its exposure to the corporate sector and to U.S. Treasury's, while decreasing its exposure to mortgage-backed-securities. The Fund also increased its duration profile in longer dated securities. Throughout the period, the Fund maintained an overweight in the corporate sector as well as a higher duration profile versus the benchmark. Both strategies helped to enhance the Fund's performance as the corporate sector outperformed and bond yields in general, finished the review period lower.*

We feel the Fed will keep its target on the federal funds rates at current accommodative levels for an extended period. We believe that inflation may remain subdued and economic growth should pickup and return to around trend during the second half of 2003. In addition, the technical factors that drove significant spread contraction in the corporate market may continue, as they show no near terms signs of abatement. Over the longer term, we are likely to see pressure on yields rise as the economy is expected to show signs of improvement. We also anticipate an increase to the U.S. Treasury supply. As such, we feel the Fund's interest rate profile and credit exposure is positioned accordingly.


Average Annual Total Return

                                                            Inception    Six         1          Since
As of April 30, 2003                                          Date      Months      Year       Inception
----------------------------------------------------------------------------------------------------------
HSBC Investor Limited Maturity Fund Class A (Investor)(2)    2/7/01    -1.47%       3.21%        4.71%
HSBC Investor Limited Maturity Fund Class B(3)               2/15/01   -1.04%       3.58%        5.35%
HSBC Investor Limited Maturity Fund Class C(4)               2/13/01    2.06%       6.68%        6.13%
HSBC Investor Limited Maturity Fund Class Y                  1/23/01    3.47%       8.65%        7.49%
----------------------------------------------------------------------------------------------------------

     (2) Reflects the maximum sales charge of 4.75%.
     (3) Reflects the contingent deferred sales charge maximum of 4.00%.
     (4) Reflects the contingent deferred sales charge maximum of 1.00%.
--------------------------------------------------------------------------------

(1) For additional information, please refer to the Glossary of Terms.
* Portfolio composition is subject to change.
The performance data quoted represents past performance and is not an indication of future results. The investment return and net asset value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.


4 HSBC INVESTOR FAMILY OF FUNDS

Portfolio Reviews
--------------------------------------------------------------------------------

HSBC Investor Fixed Income Fund
HSBC Investor Bond Fund (Class A (Investor) Shares, B Shares and C Shares)


by Edward Merkle
Senior Portfolio Manager, Managing Director
HSBC Asset Management (Americas) Inc.

The HSBC Investor Fixed Income Fund and the HSBC Investor Bond Fund (the "Funds") seek to provide investors with above-average total return, consistent with reasonable risk, through investments in a diversified portfolio of fixed-income securities. The Funds utilize a two-tier structure, commonly known as a "master-feeder,"in which the Funds invest all of their investable assets in the HSBC Investor Fixed Income Portfolio (the "Portfolio").

For the six-months ended April 30, 2003, the shares of the HSBC Investor Fixed Inome Fund produced a 5.19% total return, and the Class A (Investor) Shares of the HSBC Investor Bond Fund returned 4.98% (without sales charge). That compared to 4.41% and 5.40% total return for the Funds' benchmarks, the Citigroup Broad Investment-Grade Bond Fund Index and the Lipper General Bond Funds Average, respectively.(1)

The past six-month period saw a number of monetary and geo-political events that caused both the stock and bond markets to react significantly. First off, the Fed's November 6, 2002 meeting ended with an announcement that they were lowering the fed funds rate by 50 basis points to a target of 1.25%. This decision caught most market observers by surprise as most were expecting either no change in rates or a 25 basis point increase. As 2003 began, it was more of the same as economic conditions continued mixed, unemployment stayed at high levels, consumer confidence remained muted and manufacturing did not break out of its slump. In the first quarter of 2003, the bond markets were driven by two significant events, namely the start of the war in Iraq and the Fed's meeting on March 18. The Federal Reserve meeting ended with no change in interest rates or a change in bias, which remained at neutral. However, what was unique was the Fed's statement that they decided not to express an opinion on the balance of risks facing the economy. In our opinion, the Fed was not sure which way the economy was headed because of the war in Iraq. As of April 30, 2003, the Fed changed its bias to weakness and the markets remained divided whether or not the Fed would ease further.

Fund activity during this period touched on most sectors of the fixed income markets as we purchased U.S. Treasuries, U.S. agencies, corporate bonds and mortgage-backed securities. During this period, we maintained an overweight in investment-grade corporate bonds and an underweight in U.S. Treasury securities. We believe this strategy proved quite successful as corporate bonds had an outstanding six-month run. In the credit markets, we selectively reduced our holdings in BBB rated corporate securities during the rally as we felt that spread compression had pretty much run its course. Lastly, in the mortgage sector, we purchased 5.5% 30-year coupons that brought down our average coupon weighting. It also afforded the portfolio some relief from the rapid pace of monthly principal and interest payments that have effected this sector given the historic number of consumer refinancing over the past few years.*

We believe no Fed activity will occur over the next 12 months, as economic data remains mixed with weakness continuing in unemployment data and strength remaining in the housing sector.


Average Annual Total Return
--------------------------------------------------------------------------------

                                                   Inception       Six       1       5      Since
As of April 30, 2003                                 Date         Months   Year     Year   Inception
----------------------------------------------------------------------------------------------------
HSBC Investor Fixed Income Fund                      1/9/95        5.19%   9.88%   7.02%     8.18%
HSBC Investor Bond Fund Class A (Investor)(2)        8/26/96      -0.03%   4.19%   5.37%     6.36%
HSBC Investor Bond Fund Class B(3)                   1/6/98        0.49%   4.47%   5.60%     5.41%
HSBC Investor Bond Fund Class C(4)                   11/4/98       3.50%   7.49%    N/A      5.83%
----------------------------------------------------------------------------------------------------

     (2) Reflects the maximum sales charge of 4.75%.
     (3) Reflects the contingent deferred sales charge maximum of 4.00%.
     (4) Reflects the contingent deferred sales charge maximum of 1.00%.

--------------------------------------------------------------------------------
(1) For additional information, please refer to the Glossary of Terms.
* Portfolio composition is subject to change.
The performance data quoted represents past performance and is not an indication of future results. The investment return and net asset value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.


                                                 HSBC INVESTOR FAMILY OF FUNDS 5

Portfolio Reviews
--------------------------------------------------------------------------------

HSBC Investor New York Tax-Free Bond Fund'D'
(Class A (Investor) Shares, B Shares, C Shares and Y Shares)

by Jerry Samet
Senior Fixed Income Portfolio Manager
HSBC Asset Management (Americas) Inc.

The HSBC Investor New York Tax-Free Bond Fund (the "Fund") seeks to provide shareholders with income exempt from regular, federal, New York state and New York city personal income taxes.

The HSBC Investor New York Tax-Free Bond Fund (the "Fund") delivered a total return of 3.69% (without sales charge) for Class A (Investor) Shares and 3.82% for Class Y Shares for the period ended April 30, 2003. That compared to 3.71% and 3.14% for the Fund's benchmarks, the Lehman Brothers 7-Year Municipal Bond Index and the Lipper New York Municipal Bond Funds Average, respectively.(1)

During the period ended April 30, 2003, municipals performed firmly as the fixed income markets rallied with yields moving lower. In the process municipals underperformed taxable fixed income on a pretax basis by 72 basis points. Relative underperformance in the municipal market was a result of the strong market performance of the corporate bond sector, which outperformed municipals by an overwhelming 518 basis points. In fact, municipals were able to outperform all other investment-grade taxable fixed income sectors. Furthermore, yields in the municipal market were able to actually move lower than U.S. Treasury yields which is most unusual during a bond rally where municipals typically lag Treasury yields in a rallying market.

The Fund's duration during the period began approximating the benchmark but over the period adapted a positioning that was about 15% longer than our benchmark and was one of the key factors that helped drive the Fund's performance. The portfolio also maintained a barbelled position, which helped performance as the long and short end of the curve outperformed the intermediate portion of the curve. Additionally the portfolio maintained its high credit quality profile as lower rated and high yield municipal credits continue to come under pressure due to reduced revenues at various municipal entities.*

The outlook for the municipal market remains somewhat positive. Flow of funds into the asset class continues to remain strong although we would suspect that 'sticker shock' might set in if rates move lower from current low historical yields. However, we believe investor risk appetites are likely to remain tempered, as a return to the speculative investor of the late 1990's is not likely to occur. Currently, the municipal market continues to perform well despite budgetary concerns, record amounts of new issuance, and of course very low absolute yield levels.

We believe credit selection, as well as sector selection could be the key driver of performance for the remainder of the year, as the spread between higher quality and lower quality paper should remain volatile. The tax-exempt market is feeling pressure from a credit standpoint from declining state and local revenues. The prospects of a Federal aid package remains uninspiring. However, many states have already adapted increases in taxes and fees that have helped increase their revenue base.

The yield spread between 5 and 10-year municipals currently narrowed a bit to 110 basis points. This still remains relatively steep as the spread within the Treasury market stands at just 108 basis points. Going forward the Fund will continue to barbell along the yield curve as the incremental yield pick up remains near decade highs. Duration-wise we will approximate our benchmarks. The Funds will underweight the 10-year portion of the curve, as that portion is highly susceptible to large crossover selling while over weighing 'sweet spot' which we see as the 7-8 year portion. From a quality standpoint, the Funds will continue to overweigh insured paper.*



Average Annual Total Return
--------------------------------------------------------------------------------

                                                                    Inception      Six        1      5        Since
As of April 30, 2003                                                  Date        Months     Year   Year    Inception
----------------------------------------------------------------------------------------------------------------------
HSBC Investor New York Tax-Free Bond Fund Class A (Investor)(2)       5/1/95      -1.21%     3.15%   4.44%    5.48%
HSBC Investor New York Tax-Free Bond Fund Class B(3)                  1/6/98      -0.69%     3.52%   4.69%    4.30%
HSBC Investor New York Tax-Free Bond Fund Class C(4)                  11/4/98      2.29%     6.48%    N/A     4.16%
HSBC Investor New York Tax-Free Bond Fund Class Y                     7/1/96       3.82%     8.58%   5.73%    6.20%
----------------------------------------------------------------------------------------------------------------------

     (2) Reflects the maximum sales charge of 4.75%.
     (3) Reflects the contingent deferred sales charge maximum of 4.00%.
     (4) Reflects the contingent deferred sales charge maximum of 1.00%.

--------------------------------------------------------------------------------

'D' A fund's income may be subject to certain state and local taxes and, depending on your tax status, the federal alternative minimum tax. Regional funds may be subject to additional risks, since the issues they invest in are located in one geographical location.
(1) For additional information, please refer to the Glossary of Terms.
* Portfolio composition is subject to change.

The performance data quoted represents past performance and is not an indication of future results. The investment return and net asset value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

6 HSBC INVESTOR FAMILY OF FUNDS

Portfolio Reviews
--------------------------------------------------------------------------------

HSBC Investor Balanced Fund
(Class A (Investor) Shares, B Shares, C Shares and Y Shares)

by Thomas D'Auria, CFA and Edward Merkle
Chief Investment Officer and Senior Portfolio Manager, Managing Director HSBC Asset Management (Americas) Inc.

The HSBC Investor Balanced Fund (the "Fund") seeks to provide current income and long-term growth of capital consistent with reasonable risk by investing in a broadly diversified portfolio of U.S. government securities, common stocks, preferred stocks and high-quality bonds.

The Fund produced a total return of 3.66% (without sales charge) for Class A (Investor) Shares and 3.91% for the Class Y Shares for the six-months ended April 30, 2003. That compared to a 4.31%, 4.47% and 4.25% return for the Fund's benchmarks, the Lehman Brothers Aggregate Bond Index, the S&P 500 Index and the Lipper Balanced Funds Average, respectively.(1)

The past six-month period saw a number of monetary and geo-political events that caused both the stock and bond markets to react significantly. First off, the Fed's November 6, 2002 meeting ended with an announcement that they were lowering the fed funds rate by 50 basis points to a target of 1.25%. This decision caught most market observers by surprise as most were expecting either no change in rates or a 25 basis point increase. As 2003 began, it was more of the same as economic conditions continued mixed, unemployment stayed at high levels, consumer confidence remained muted and manufacturing did not break out of its slump. In the first quarter of 2003, the bond markets were driven by two significant events, namely the start of the war in Iraq and the Fed's meeting on March 18. The Fed meeting ended with no change in interest rates or a change in bias, which remained at neutral. However, what was unique was the Fed's statement that they decided not to express an opinion on the balance of risks facing the economy. Simply put, the Fed was not sure which way the economy was headed because of the war in Iraq. As of April 30, 2003, the Fed changed their bias to weakness and the markets remained divided whether or not the Fed would ease further.

Fund activity during this period touched on most sectors of the Fixed Income markets as we purchased U.S. Treasuries, U.S. agencies, corporate bonds and mortgage-backed securities. During this period, we maintained an overweight in investment-grade corporate bonds and an underweight in U.S. Treasury securities. This strategy proved quite successful as corporate bonds had an outstanding six-month run. In the credit markets, we selectively reduced our holdings in BBB rated corporate securities during the rally as we felt that spread compression had pretty much run its course. In the near future, we will look to purchase 5.5% 30-year coupons that will bring down our average coupon weighting. It also could afford the portfolio some relief from the rapid pace of monthly principal and interest payments that have effected this sector given the historic number of consumer refinancing over the past few years.*

We belive no Fed activity will occur over the next 12 months, as economic data remains mixed with weakness continuing in unemployment data and strength remaining in the housing sector.

The economic data has been mixed, shifting between positive and negative, and we do not anticipate clarity on the direction of the economy in the short-term. Consumer confidence has rebounded significantly with the end of the military conflict in Iraq, however, jobless claims remain high and unemployment has ticked up again. We believe lower energy prices could give the consumer a needed boost, and interest rates have remained quite low during the last month, which is giving some hope of yet another refinancing wave along with continued support to the housing industry.

The significant rally since mid-March has brought valuations close to fair levels. High beta1 stocks have led the market rally and we think many stocks may be ahead of their fundamentals (particularly in Technology). With the first quarter earnings reporting season over, the next few weeks could be an "information void" that could lead to some volatility and the markets could pare some of the recent gains.

We believe there is modest upside to the market from current levels. We have not made significant changes in the portfolio, after raising the beta to just above
1.0 earlier in the year. We continue to position the portfolio for a 12-18 month forecast, which we believe may include a rebound in global economies. However, we feel it is clear that volatility will continue and this should allow for moneymaking entry and exit points from individual stocks.*


Average Annual Total Return
--------------------------------------------------------------------------------


                                                       Inception      Six       1       Since
As of April 30, 2003                                    Date         Months    Year   Inception
------------------------------------------------------------------------------------------------
HSBC Investor Balanced Fund Class A (Investor)(2)      2/20/01       -1.46%   -9.00%   -8.95%
HSBC Investor Balanced Fund Class B(3)                 2/9/01        -0.71%   -8.67%   -9.15%
HSBC Investor Balanced Fund Class C(4)                 2/13/01        2.39%   -5.76%   -8.33%
HSBC Investor Balanced Fund Class Y                    1/18/01        3.91%   -3.90%   -8.19%
------------------------------------------------------------------------------------------------

     (2) Reflects the maximum sales charge of 5.00%.
     (3) Reflects the contingent deferred sales charge maximum of 4.00%.
     (4) Reflects the contingent deferred sales charge maximum of 1.00%.
--------------------------------------------------------------------------------

(1) For additional information, please refer to the Glossary of Terms.
* Portfolio composition is subject to change.

The performance data quoted represents past performance and is not an indication of future results. The investment return and net asset value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.


                                                 HSBC INVESTOR FAMILY OF FUNDS 7

Portfolio Reviews
--------------------------------------------------------------------------------

HSBC Investor Equity Fund
(Class A (Investor) Shares, B Shares, C Shares and Y Shares)

by John L. Blundin
Portfolio Manager, Alliance Capital Management, L.P. and

Robert H. Lyon
Portfolio Manager, Institutional Capital Corporation

The HSBC Investor Equity Fund (the "Fund") seeks to provide its shareholders with long-term growth of capital and income without excessive fluctuations in market value. The Fund invests at least 80% of its assets in equity securities of seasoned mid-sized and large companies whose shares are expected to show above-average price appreciation. The Fund employs two sub-investment advisers to achieve its investment objective. Each sub-investment adviser pursues a different investment style, and receives a fee for their services.

Alliance Capital Management, L.P. pursues a growth style of investing, focusing on financially secure firms that have established operating histories and are proven leaders in their industries or market sectors. These companies may possess characteristics such as participation in expanding markets, increasing unit sales volume, growth in revenues and earnings per share or increasing return on investments.

Institutional Capital Corporation pursues a value style of investing, focusing on shares of companies that are undervalued relative to the stock market as a whole. The firm employs a fundamentals-based, bottom-up stock-picking method to find these companies.

The Fund returned 4.85% (without sales charge) for Class A (Investor) Shares and 4.91% for the Class Y Shares for the six-months ended April 30, 2003. That compared to a 4.28%, 4.75% and 2.96% return forthe Fund's benchmarks, the Russell 1000 Growth Index, the Russell 1000 Index and the Lipper Large-Cap Core Funds Average.(1)

The economy during the period continued to experience a sluggish recovery characterized by weak corporate spending. Investors hopes for stronger economic growth fueled a stock-market rally in the beginning of the period, but weak corporate earnings at the end of 2002 caused stocks to give back much of those gains. The stock market remained volatile through the rest of the period, moving higher through April on positive news regarding the U.S. war with Iraq.

Value stocks outperformed growth stocks, though both asset classes posted positive returns during the period. Although investors remained fairly risk-averse for much of the period, higher-beta(1) stocks performed well during the market rally in late 2002 as investors betting on a market rebound found the return potential of such stocks attractive.

The Fund benefited from its consumer staples position, as many of its holdings delivered solid earnings growth. The Fund's technology holdings also performed well due to improved earnings and earnings forecasts in the sector. The Fund's health-care holdings hurt performance, as the Tenet Healthcare accounting scandal cast a pallor over such stocks. Among financial-services stocks, the Fund's brokerage holdings suffered from slow merger and acquisition activity, as well as weak brokerage commissions caused by low trading volume.*

The value-oriented portion of the Fund's portfolio also benefited from individual stock selection during the period. The Fund's managers continued to invest in attractively valued shares of high-quality companies with strong and improving balance sheets. The Fund's investment in Citigroup boosted performance, and we found an attractive opportunity in February in shares of financial firm AIG.*

The Fund's value allocation also benefited from its investments in drug manufacturer Wyeth and General Electric Co. Historically, General Electric, pegged by investors as a growth stock, had been beaten down during the past year. Therefore, its valuation had become much more attractive.*

ICAP will maintain its emphasis on attractively valued shares of high-quality firms with strong and improving balance sheets, and will avoid large investments in companies that are dependent on a global economic recovery. Instead, ICAP will look for opportunities among shares of franchises that should benefit from a domestic economic recovery.*

Average Annual Total Return
--------------------------------------------------------------------------------

                                                  Inception       Six       1          5          Since
As of April 30, 2003                                Date         Months    Year       Year      Inception
---------------------------------------------------------------------------------------------------------
HSBC Investor Equity Fund Class A (Investor)(2)    8/1/95        -0.38%   -20.47%    -7.40%       3.42%
HSBC Investor Equity Fund Class B(3)               1/6/98         0.48%   -20.27%    -7.14%      -4.12%
HSBC Investor Equity Fund Class C(4)              11/4/98         3.36%   -17.84%      N/A       -7.64%
HSBC Investor Equity Fund Class Y                  7/1/96         4.91%   -16.12%    -6.22%       2.60%
---------------------------------------------------------------------------------------------------------

     (2) Reflects the maximum sales charge of 5.00%.
     (3) Reflects the contingent deferred sales charge maximum of 4.00%.
     (4) Reflects the contingent deferred sales charge maximum of 1.00%.
--------------------------------------------------------------------------------

(1) For additional information, please refer to the Glossary of Terms. The Fund was formerly compared with the Russell 1000 Growth Index. The Fund is now compared to the Russell 1000 Index, which better represents the type of securities in which the Fund may invest.
* Portfolio composition is subject to change.
The performance data quoted represents past performance and is not an indication of future results. The investment return and net asset value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

8 HSBC INVESTOR FAMILY OF FUNDS

Portfolio Reviews
--------------------------------------------------------------------------------

HSBC Investor Growth and Income Fund
(Class A (Investor) Shares, B Shares, C Shares and Y Shares)

by Thomas D'Auria, CFA
Chief Investment Officer
HSBC Asset Management (Americas) Inc.

The HSBC Investor Growth and Income Fund (the "Fund") normally invests at least 65% of its total assets in common stocks, preferred stocks, and convertible securities. The Fund may invest the balance ofits assets in various types of fixed income securities and in money market instruments.

The Fund returned 4.07% (without sales charge) for the Class A (Investor) Shares and 4.30% for the Class Y Shares for the six months ended April 30, 2003. That compared to a 4.47% return for the S&P 500 Index and a 2.96% return for the Lipper Large Cap Core Funds Average.(1)

The U.S. equity markets rose during a volatile six-month period ended April 30, 2003, with the S&P 500 rising 4.5% on a total return basis, while the NASDAQ(1) increased 10.4%. Eight of the ten economic sectors in the S&P 500 advanced during the period, led by utilities (+12.4%), materials (+9.0%), and information technology (+7.9%). The consumer staples (-3.1%) and telecommunication services (-2.2%) sectors declined during the period.

The U.S. equity markets began 2003 strongly, with the S&P rising 3.3% on the first trading day of the year, and increasing almost 6% by mid month. Encouraging economic data drove the market gains and news of President Bush's proposed economic package, which would accelerate tax cuts and eliminate the tax on dividends for individuals. However, the equity markets reversed course over the remainder of January as lingering concerns over a looming military conflict with Iraq, lackluster earnings results, and cautious comments from a few companies drove the equity markets lower. A successful beginning to the war in Iraq proved to be a catalyst for the equity markets during this stretch, and crude oil prices dropped significantly from a 12-year high reached in February, as coalition forces secured major oil fields in Iraq.

The U.S. equity markets ended the period strongly due to optimism regarding the war in Iraq, as coalition forces quickly approached Baghdad. Above consensus first quarter corporate profit, growth also propelled the equity markets higher during April, with the S&P 500 reaching its highest level since mid-January by the latter part of the month.

The economic data has been mixed, shifting between positive and negative, and we do not anticipate clarity on the direction of the economy short-term. Consumer confidence has rebounded significantly with the end of the military conflict in Iraq, however, jobless claims remain high and unemployment has ticked up again. We believe lower energy prices could give the consumer a needed boost, and interest rates have remained quite low during the last month, which is giving some hope of yet another refinancing wave along with continued support to the housing industry.

The significant rally since mid-March has brought valuations close to fair levels. High-beta(1) stocks have led the market rally and we think many stocks may be ahead of their fundamentals (particularly in technology). With the first quarter earnings reporting season over, the next few weeks could be an "information void" that could lead to some volatility and the markets could pare some of the recent gains.

We believe there is modest upside to the market from current levels. We have not made significant changes in the portfolio, after raising the beta to just above
1.0 earlier in the year. We continue to position the portfolio for a 12-18 month forecast, which includes a rebound in global economies. However, we believe that volatility will continue and this should allow for moneymaking entry and exit points from individual stocks.*


Average Annual Total Return
--------------------------------------------------------------------------------


                                                             Inception     Six        1       Since
As of April 30, 2003                                          Date        Months    Year    Inception
------------------------------------------------------------------------------------------------------
HSBC Investor Growth and Income Fund Class A (Investor)(2)    4/12/01    -1.14%    -18.26%   -16.00%
HSBC Investor Growth and Income Fund Class B(3)               4/5/01     -0.29%    -18.00%   -14.04%
HSBC Investor Growth and Income Fund Class Y                  4/2/01      4.30%    -13.73%   -12.10%
------------------------------------------------------------------------------------------------------

     (2) Reflects the maximum sales charge of 5.00%.
     (3) Reflects the contingent deferred sales charge maximum of 4.00%.

--------------------------------------------------------------------------------
(1) For additional information, please refer to the Glossary of Terms.
* Portfolio composition is subject to change.
The performance data quoted represents past performance and is not an indication of future results. The investment return and net asset value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.


                                                 HSBC INVESTOR FAMILY OF FUNDS 9

Portfolio Reviews
--------------------------------------------------------------------------------

HSBC Investor Mid-Cap Fund (Class A Shares, B Shares, C Shares and Trust Shares)

by Thomas D'Auria, CFA
Chief Investment Officer
HSBC Asset Management (Americas) Inc.

The HSBC Investor Mid-Cap Fund (the "Fund") seeks to achieve a higher rate of return than that generated by the Russell MidCap Growth Index by investing at least 80% of its total assets in stocks of mid-sized companies with market capitalization, at the time of acquisition, falling within the range of the Russell MidCap Growth ($190 million to $13.3 billion).

The Fund's Class A Shares posted a return of 2.70% (without sales charge) and 2.84% for the Trust Shares for the six months ended April 30, 2003. That compares to 3.98% and 4.04% for the Fund's benchmarks, the S&P Mid Cap 400, and the Lipper Mid-Cap Growth Funds Average.(1)

The U.S. equity markets rose during a volatile six-month period ended April 30, 2003, with the S&P 500 rising 4.5% on a total return basis, while the NASDAQ(1) increased 10.4%. The U.S. equity markets began the period moving higher due to a larger than expected reduction in short-term interest rates by the Fed, and an election day victory by the Republican party, which gained control of both houses of Congress. We note that the market rally early in the period was narrow in breadth and concentrated in lower quality companies.

The U.S. equity markets began 2003 strongly, with the S&P(1) rising 3.3% on the first trading day of the year, and increasing almost 6% by mid month. Encouraging economic data drove the market gains and news of President Bush's proposed economic package, which would accelerate tax, cuts and eliminate the tax on dividends for individuals. However, the equity markets reversed course over the remainder of January as lingering concerns over a looming military conflict with Iraq, lackluster earnings results, and cautious comments from a few companies drove the equity markets lower. A successful beginning to the war in Iraq proved to be a catalyst for the equity markets during this stretch, and crude oil prices dropped significantly from a 12-year high reached in February, as coalition forces secured major oil fields in Iraq.

The U.S. equity markets ended the period strongly due to optimism regarding the war in Iraq, as coalition forces quickly approached Baghdad. Above consensus first quarter corporate profit growth also propelled the equity markets higher during April, with the S&P 500 reaching its highest level since mid-January by the latter part of the month.

The economic data has been mixed, shifting between positive and negative, and we do not anticipate clarity on the direction of the economy short-term. Consumer confidence has rebounded significantly with the end of the military conflict in Iraq, however, jobless claims remain high and unemployment has ticked up again. We believe lower energy prices could give the consumer a needed boost, and interest rates have remained quite low during the last month, which is giving some hope of yet another refinancing wave along with continued support to the housing industry.

The significant rally since mid-March has brought valuations close to fair levels. High-beta1 stocks have led the market rally and we think many stocks may be ahead of their fundamentals (particularly in technology). With the first quarter earnings reporting season over, the next few weeks could be an "information void" that could lead to some volatility and the markets could pare some of the recent gains.

We believe there is modest upside to the market from current levels. We have not made significant changes in the portfolio, still maintaining an overweight position in financials, and an underweight position in information technology. Recent meaningful changes include an increase in the industrials weighting through the purchase of Tyco, while eliminating the exposure to the telecommunications industry. We continue to position the portfolio for a 12-18 month forecast, which, we believe may include a rebound in global economies. However, we feel it is clear that volatility may continue and this could allow for moneymaking entry and exit points from individual stocks.*

Average Annual Total Return
--------------------------------------------------------------------------------

                                      Inception    Six        1        5        Since
As of April 30, 2003                   Date'D'    Months     Year     Year    Inception
---------------------------------------------------------------------------------------
HSBC Investor Mid-Cap Fund Class A2     7/1/93    -2.41%   -25.12%   -0.55%    8.60%
HSBC Investor Mid-Cap Fund Class B3     7/1/93    -1.58%   -24.86%   -0.26%    8.37%
HSBC Investor Mid-Cap Fund Class C4     7/1/93     1.26%   -22.51%   -0.26%    8.37%
HSBC Investor Mid-Cap Fund Trust        7/1/93     2.84%   -21.00%    0.71%    9.45%
---------------------------------------------------------------------------------------

     (2) Reflects the maximum sales charge of 5.00%.
     (3) Reflects the contingent deferred sales charge maximum of 4.00%.
     (4) Reflects the contingent deferred sales charge maximum of 1.00%.

--------------------------------------------------------------------------------
'D' Prior to July 1, 2000, HSBC Asset Management (Americas), Inc. managed another pooled investment vehicle called a collective investment trust (CTF) with the same investment objective as the Fund since 1993. The assets from that CTF were converted into the HSBC Investor Mid-Cap Fund on July 1. The CTF was not registered with the Securities & Exchange Commission (SEC) and thus was not subject to certain investment restrictions that are imposed on the Fund. If the CTF had been registered with the SEC, its performance might have been adversely affected. Performance assumes reinvestment of dividends and distributions.
(1) For additional information, please refer to the Glossary of Terms. The Fund was formerly compared with the S&P MidCap 400 Index. The Fund is now compared to the Russell MidCap Growth Index, which better represents the type of securities in which the Fund may invest.

* Portfolio composition is subject to change.

The performance data quoted represents past performance and is not an indication of future results. The investment return and net asset value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

10 HSBC INVESTOR FAMILY OF FUNDS

Portfolio Reviews
--------------------------------------------------------------------------------

HSBC Investor International Equity Fund
HSBC Investor Overseas Equity Fund'D' (Class A (Investor) Shares, B Shares and C Shares) by David Fisher
Portfolio Manager
Capital Guardian Trust Company

The HSBC Investor International Equity Fund and the HSBC Investor Overseas Equity Fund (the "Funds") seek to provide their shareholders with long-term growth of capital and future income by investing primarily in securities of non-U.S. issuers and securities of issuers whose principal markets are outside of the United States. The Funds employ a two-tier fund structure, known as "master-feeder," in which the Funds invest all of their investable assets in the HSBC Investor International Equity Portfolio (the "Portfolio"). The Portfolio employs Capital Guardian Trust Company as sub-investment adviser.

The Portfolio invests primarily in equity securities of companies organized and domiciled in developed nations outside the U.S., or for which the principal trading market is outside the U.S., including
Europe, Canada, Australia and the Far East.

For the six months ended April 30, 2003, the shares of the HSBC Investor International Equity Fund produced a -0.22% return, and the Class A (Investor) Shares of the HSBC Investor Overseas Equity Fund returned -1.51% (without sales charge). That compared to a total return of 1.81% and 0.92% for the Funds' benchmarks, the Morgan Stanley Capital International, Europe, Australasia and Far East Index and the Lipper International Funds Average.(1)

The global economy during the period continued its tentative recovery from the downturn that followed the 1990s economic expansion. Economic growth early in the period was relatively weak due to declining industrial production, high unemployment and low business confidence. Low valuations among battered technology, telecommunications, media and financial stocks fueled a November stock market rally. However, concerns about an U.S.-led invasion of Iraq contributed to investors' uncertainty, and international stock markets remained volatile for much of the period.

The U.S. dollar weakened against most other major currencies. That development boosted the relative performance of foreign stock markets. European markets particularly benefited from the strong euro.

The European Central Bank (ECB) cut key short-term interest rates twice during the period in an attempt to boost European economies. That strategy did not have the desired effect, as many of the large euro-zone economies, particularly Germany remained weak.

Japan's GDP grew slightly in the fourth quarter of 2002, but the country's economy remained weak during the recent six-month period as the country's banking crisis continued. Poor-performing bank stocks led the Japanese equity market lower.

We believe that the global economy will continue its halting recovery from the post-expansion downturn. We expect stronger corporate growth and improved economic conditions going forward, and we anticipate that corporate balance sheets could improve and earnings growth may accelerate.

We will attempt to focus on attractively valued shares of high-quality firms that we feel are positioned to benefit from an improvement in economic growth. The bottom-up process allows us to find attractive investment opportunities in a variety of sectors and markets-including countries, such as Japan and Germany that face severe challenges.

Average Annual Total Return
--------------------------------------------------------------------------------

                                             Inception       Six           1          5         Since
As of April 30, 2003                           Date         Months       Year        Year      Inception
--------------------------------------------------------------------------------------------------------
HSBC Investor International Equity Fund       1/9/95        -0.22%      -19.86%     -2.65%      4.66%
HSBC Investor Overseas Equity Fund Class A
 (Investor)(2)                               8/26/96        -6.44%      -23.82%     -4.43%      1.07%
HSBC Investor Overseas Equity Fund
  Class B(3)                                  1/6/98        -5.68%      -23.52%     -4.21%     -1.27%
HSBC Investor Overseas Equity Fund
  Class C(4)                                 11/4/98        -2.68%      -21.10%       N/A      -2.10%
--------------------------------------------------------------------------------------------------------

       (2) Reflects the maximum sales charge of 5.00%.
       (3) Reflects the contingent deferred sales charge maximum of 4.00%.
       (4) Reflects the contingent deferred sales charge maximum of 1.00%.
--------------------------------------------------------------------------------
'D' International investing involves increased risk and volatility.
(1) For additional information, please refer to the Glossary of Terms.
* Portfolio composition is subject to change.

The performance data quoted represents past performance and is not an indication of future results. The investment return and net asset value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.


                                                HSBC INVESTOR FAMILY OF FUNDS 11

Portfolio Reviews
--------------------------------------------------------------------------------

HSBC Investor Small Cap Equity Fund
HSBC Investor Opportunity Fund'D' (Class A (Investor) Shares, B Shares and C Shares) by William A. Muggia
President-Chief Investment Officer
Westfield Capital Managment

The HSBC Investor Small Cap Equity Fund and the HSBC Investor Opportunity Fund ("the Funds") seek to provide their shareholders with long-term growth of capital by investing in equity securities of emerging small and medium-sized companies expected to deliver earnings growth well above the growth rate of the economy and the rate of inflation. The Funds employ a two-tier structure, commonly referred to as "master-feeder." The Funds invest all of their investable assets in the HSBC Investor Small Cap Equity Portfolio (the "Portfolio"). The Portfolio employs Westfield Capital Management, as sub-investment adviser.

The Portfolio invests primarily in common stocks of small and medium-sized companies that may have the potential to become major enterprises.

For the six months ended April 30, 2003, the shares of the HSBC Investor Small Cap Equity Fund produced a 2.80% return and the Class A (Investor) Shares of the HSBC Investor Opportunity Fund produced a 2.43% return (without sales charge). The Funds' benchmarks, the Russell 2000 Index and the Lipper Mid Cap Growth Funds Average, returned 7.55% and 4.04%, respectively.(1)

Small-capitalization stocks lagged large-cap stocks during the period, and were highly volatile. Small-company shares rallied in November, as investors bought technology and telecommunications stocks on the hope that an economic recovery would boosts the prospects for firms in those industries. However, weak economic data in December, combined with the growing prospect of war with Iraq, clouded investors' outlooks. Investors became more cautious and moved money out of both small- and large-cap stocks.

Early in the period the Portfolio held an underweight allocation in the technology sector and an overweight allocation in consumer discretionary stocks. Those positions caused the Fund to lag its benchmarks during November and December. As of January 19 Westfield Capital Management assumed management duties of the Fund. Westfield employs a fundamentals-based, bottom-up stock picking process to identify attractively valued shares of companies with the potential to produce strong earnings growth.

Our investment process helped us take advantage of small-caps' volatility during the last several months of the period. We invested in a number of stocks that had declined significantly but still offered attractive business fundamentals. We also worked to position the portfolio to do well in an environment favorable for growth stocks. We avoided speculative stocks and instead focused on shares of solid, fast-growing medical-device makers and biotechnology companies.

We added to the Fund's technology allocation during the period. We bought shares of promising firms such as technology-services company SRA International, videoconferencing company Polycom, video-game maker Electronic Arts and Internet advertiser Doubleclick. The Fund's technology stake underperformed the benchmark's technology position, but we continue to believe that the Fund's technology stocks have strong potential for gains.*

We believe that the economy is likely to improve going forward. Companies have become much more efficient by reducing inventory and cutting costs. Those changes have increased corporate profits, and will help firms to benefit significantly from any increase in revenue growth. We believe that small-cap stocks offer more attractive valuations than large caps, as well as greater potential earnings growth.

That said, we do not know which sectors are likely to lead the market during the coming months. We will continue to focus on company fundamentals, seeking out opportunities for growth at reasonable prices. That strategy is especially beneficial in the small-cap sector, which includes more overlooked or emerging companies with strong growth prospects than the more heavily followed large-cap sector.

Average Annual Total Return
--------------------------------------------------------------------------------

                                             Inception       Six           1          5         Since
As of April 30, 2003                           Date         Months       Year        Year      Inception
--------------------------------------------------------------------------------------------------------
HSBC Investor Small Cap Equity Fund           9/3/96        2.80%      -23.02%      0.67%        7.59%
HSBC Investor Opportunity Fund Class A
 (Investor)(2)                               9/23/96       -2.67%      -27.29%     -0.99%        4.85%
HSBC Investor Opportunity Fund Class B(3)     1/6/98       -2.00%      -27.05%     -0.69%        2.61%
HSBC Investor Opportunity Fund Class C(4)    11/4/98        0.98%      -24.85%       N/A         3.40%
--------------------------------------------------------------------------------------------------------

    (2) Reflects the maximum sales charge of 5.00%.
    (3) Reflects the contingent deferred sales charge maximum of 4.00%.
    (4) Reflects the contingent deferred sales charge maximum of 1.00%.
--------------------------------------------------------------------------------

'D' Small-capitalization funds typically carry additional risks, since smaller companies generally have a higher risk of failure. Historically, smaller companies' stocks have experienced a greater degree of market volatility than average.
(1) For additional information, please refer to the Glossary of Terms.
* Portfolio composition is subject to change.
The performance data quoted represents past performance and is not an indication of future results. The investment return and net asset value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

12   HSBC INVESTOR FAMILY OF FUNDS

 HSBC INVESTOR NEW YORK TAX-FREE BOND FUND
--------------------------------------------------------------------------------
          SCHEDULE OF PORTFOLIO INVESTMENTS -- APRIL 30, 2003 (UNAUDITED)
.................................................................................

---------------------------------------------------------------
 MUNICIPAL BONDS  - 96.7%
                                         PRINCIPAL
                                         AMOUNT($)    VALUE($)
                                         ---------   ----------
GUAM  - 0.1%
Guam Economic Development Authority
 Revenue, 5.50%, 5/15/41...............   100,000        79,586
                                                     ----------
NEW YORK  - 86.8%
Brookhaven, New York GO (FGIC Insured),
 5.50%, 10/1/12........................   500,000       562,450
Corning City, New York School District
 GO (FSA Insured), 4.00%, 6/15/08......   930,000       997,155
Corning City, New York School District
 GO (FSA Insured), 5.00%, 6/15/09......   980,000     1,098,502
Erie County, New York GO (FGIC
 Insured), 5.375%, 6/15/07.............   250,000       270,150
Guilderland, New York Central School
 District GO (FSA Insured), 3.50%,
 6/15/05...............................   250,000       261,140
Holland Patent, New York Central School
 District GO (FSA Insured), 2.625%,
 6/15/03...............................   210,000       210,405
Honeoye, New York Central School
 District GO (FGIC Insured), 3.00%,
 6/15/04...............................   310,000       316,439
Liverpool, New York Central School
 District GO (FSA Insured), 2.50%,
 7/15/03...............................    55,000        55,163
Long Island, New York Power Authority
 Revenue (MBIA Insured), 4.50%, 4/1/11,
 Mandatory Tender 4/1/05 @ 100......... 1,075,000     1,135,157
Metropolitan Transportation Authority
 of New York Revenue (FGIC Insured),
 5.25%, 7/1/17, Prerefunded 7/1/08 @
 100.5.................................   800,000       913,736
Metropolitan Transportation Authority
 of New York Revenue (FSA Insured),
 5.00%, 11/15/32....................... 1,500,000     1,537,725
Metropolitan Transportation Authority
 of New York Revenue (MBIA Insured),
 5.50%, 1/1/19.........................   480,000       532,450
Metropolitan Transportation Authority
 of New York Revenue, Escrowed to
 Maturity, 5.75%, 7/1/13...............   285,000       331,421
Monroe County, New York, Airport
 Authority Revenue, AMT (MBIA Insured),
 5.625%, 1/1/10........................ 1,240,000     1,389,197
Monroe County, New York, Airport
 Authority Revenue, AMT (MBIA Insured),
 5.75%, 1/1/14.........................   750,000       857,423
New Paltz, New York Central School
 District GO (FGIC Insured), 4.00%,
 6/1/10................................   200,000       210,432
New York City GO, Series G, 5.00%,
 8/1/05................................ 1,000,000     1,065,800
New York City GO, Series H, 6.00%,
 8/1/14................................ 1,000,000     1,112,520
New York City Housing Development Corp.
 Revenue (FHA Insured), 5.70%,
 11/1/13...............................   330,000       336,640
New York City Housing Development Corp.
 Revenue, AMT, 5.60%, 11/1/19..........   100,000       104,991
New York City Municipal Assistance
 Corp. Revenue, 6.00%, 7/1/06.......... 1,000,000     1,131,440
New York City Municipal Water Finance
 Authority Revenue, 5.00%, 6/15/34..... 1,300,000     1,323,933
New York City Municipal Water Finance
 Authority Revenue (FGIC Insured),
 5.94%, 6/15/19 (b).................... 2,000,000       974,320
New York City Transitional Finance
 Authority Revenue, 6.00%, 8/15/15,
 Prerefunded 8/15/09 @ 101............. 1,000,000     1,198,169
New York City Transitional Finance
 Authority Revenue, 5.25%, 5/1/17......   400,000       433,100



---------------------------------------------------------------
 MUNICIPAL BONDS, CONTINUED
                                         PRINCIPAL
                                         AMOUNT($)    VALUE($)
                                         ---------   ----------
New York City Transitional Finance
 Authority Revenue, 5.25%, 2/1/29...... 1,500,000     1,634,265
New York City Transitional Finance
 Authority Revenue, 5.00%, 5/1/30...... 1,500,000     1,528,410
New York State Dormitory Authority
 Revenue, 5.00%, 4/1/07................   500,000       550,510
New York State Dormitory Authority
 Revenue, 6.50%, 8/15/11...............   225,000       270,293
New York State Dormitory Authority
 Revenue, 5.25%, 7/1/13................   500,000       556,635
New York State Dormitory Authority
 Revenue, 6.25%, 5/15/17, Prerefunded
 5/15/03 @ 102.........................   375,000       383,303
New York State Dormitory Authority
 Revenue, 5.50%, 8/15/17, Prerefunded
 2/15/07 @ 102.........................    10,000        11,459
New York State Dormitory Authority
 Revenue, 5.50%, 8/15/17...............   990,000     1,053,320
New York State Dormitory Authority
 Revenue, 6.00%, 7/1/19................   350,000       406,746
New York State Dormitory Authority
 Revenue, 5.25%, 8/15/19............... 1,000,000     1,087,250
New York State Dormitory Authority
 Revenue (AMBAC Insured), 4.00%,
 7/1/04................................   975,000     1,006,599
New York State Dormitory Authority
 Revenue (AMBAC Insured), 5.50%,
 8/1/10................................   750,000       856,290
New York State Dormitory Authority
 Revenue (AMBAC Insured), 5.625%,
 7/1/16................................ 1,000,000     1,180,820
New York State Dormitory Authority
 Revenue (AMBAC Insured), 5.50%,
 7/1/18................................   500,000       582,780
New York State Dormitory Authority
 Revenue (FSA Insured), 5.25%,
 7/1/18................................ 1,460,000     1,605,460
New York State Dormitory Authority
 Revenue (MBIA Insured), 5.50%,
 7/1/23................................ 1,300,000     1,472,925
New York State Dormitory Authority
 Revenue, Series A (FSA Insured),
 5.00%, 7/1/26.........................   500,000       515,250
New York State Environmental Facscorp,
 5.70%, 1/15/14, Prerefunded 7/15/09 @
 101...................................   985,000     1,126,859
New York State Environmental Facscorp,
 5.70%, 1/15/14, Prerefunded 7/15/09 @
 101...................................    15,000        17,699
New York State Housing Finance Agency
 Service Contract Obligation Revenue,
 5.875%, 9/15/14.......................   840,000       862,025
New York State Housing Finance Agency
 Service Contract Obligation Revenue,
 5.875%, 9/15/14, Prefunded 9/15/03 @
 102...................................   160,000       166,042
New York State Local Government
 Assistance Corp. Revenue, 6.00%,
 4/1/16, Prerefunded 4/1/05 @ 102...... 1,000,000     1,108,510
New York State Mortgage Agency Revenue,
 AMT, 5.60%, 10/1/14................... 1,000,000     1,056,410
New York State Thruway Authority
 Revenue, 5.50%, 4/1/11................ 1,000,000     1,139,860
New York State Thruway Authority
 Revenue, 5.50%, 3/15/20...............   500,000       548,105
New York State Thruway Authority
 Revenue, Highway & Bridge (FGIC
 Insured), 5.25%, 4/1/07...............   300,000       334,413

See notes to financial statements.           HSBC INVESTOR FAMILY OF FUNDS    13

 HSBC INVESTOR NEW YORK TAX-FREE BOND FUND
--------------------------------------------------------------------------------
 SCHEDULE OF PORTFOLIO INVESTMENTS -- APRIL 30, 2003 (UNAUDITED) (CONTINUED)
.................................................................................

---------------------------------------------------------------
 MUNICIPAL BONDS, CONTINUED
                                         PRINCIPAL
                                         AMOUNT($)    VALUE($)
                                         ---------   ----------
New York State Thruway Authority
 Revenue, Highway & Bridge (FGIC
 Insured), 5.50%, 4/1/17............... 1,000,000     1,113,270
New York State Urban Development Corp.,
 5.00%, 3/15/33........................   500,000       509,735
New York State Urban Development Corp.
 Revenue, 5.75%, 4/1/12................   500,000       573,770
New York State Urban Development Corp.
 Revenue, 5.75%, 4/1/12................ 1,000,000     1,119,020
New York State Urban Development Corp.
 Revenue, Series A (MBIA Insured),
 6.50%, 1/1/09.........................   500,000       592,590
Onondaga County, New York Water
 Authority Revenue (FSA Insured),
 5.00%, 9/15/14........................   300,000       327,249
Onondaga County, New York Water
 Authority Revenue (FSA Insured),
 5.00%, 9/15/15........................   665,000       720,913
Peru, New York Central School District
 (FGIC Insured), 4.00%, 6/15/04........   225,000       232,180
Port Authority of New York & New Jersey
 Revenue, 5.375%, 3/1/28............... 1,100,000     1,207,722
Port Authority of New York & New Jersey
 Special Obligation Revenue, AMT,
 5.75%, 12/1/22........................   500,000       544,495
Triborough, New York Bridge & Tunnel
 Authority Revenue (MBIA Insured),
 5.00%, 11/15/32....................... 2,600,000     2,670,746
                                                     ----------
                                                     49,033,786
                                                     ----------
PUERTO RICO  - 9.8%
Puerto Rico Commonwealth (FGIC
 Insured), 5.25%, 7/1/17...............   500,000       557,970
Puerto Rico Commonwealth, Public
 Improvement, Series A (MBIA Insured),
 5.125%, 7/1/31........................ 1,650,000     1,715,389
Puerto Rico Electric Power Authority
 Revenue, Series HH (FSA Insured),
 5.25%, 7/1/29......................... 1,430,000     1,514,184
Puerto Rico Municipal Financial Agency
 (FSA Insured), 5.00%, 8/1/27..........   250,000       259,513
Puerto Rico Public Buildings Authority
 Revenue, Government Facilities,
 Series D, 5.375%, 7/1/33..............   900,000       931,212
Puerto Rico Publishing Finance Corp.
 Revenue (AMBAC Insured), 5.375%,
 6/1/18................................   500,000       576,060
                                                     ----------
                                                      5,554,328
                                                     ----------
TOTAL MUNICIPAL BONDS..................              54,667,700
                                                     ----------



---------------------------------------------------------------
 VARIABLE RATE DEMAND NOTES*  - 0.5%
                                         SHARES OR
                                         PRINCIPAL
                                         AMOUNT($)    VALUE($)
                                         ---------   ----------
NEW YORK  - 0.5%
New York City GO (LOC Morgan Guaranty
 Trust), 1.26%, 8/1/20.................   300,000       300,000
                                                     ----------
TOTAL VARIABLE RATE DEMAND NOTES*......                 300,000
                                                     ----------

---------------------------------------------------------------
 INVESTMENT COMPANIES  - 1.5%
Provident New York Tax-Free Money
 Market Fund...........................   833,658       833,658
                                                     ----------
TOTAL INVESTMENT COMPANIES.............                 833,658
                                                     ----------
TOTAL INVESTMENTS
 (COST $52,235,724) (A)  - 98.7%.......              55,801,358
                                                     ----------
                                                     ----------

--------------

Percentages indicated are based on net assets of $56,560,891.

(a) Cost differs from value by net unrealized appreciation of securities as follows:

    Unrealized appreciation..........  $3,586,048
    Unrealized depreciation..........    (20,414)
                                       ----------
    Net unrealized appreciation......  $3,565,634
                                       ----------
                                       ----------


(b) Zero coupon bond. Rate presented represents the effective yield at time of purchase.

* Variable rate security. The interest rate on these securities are adjusted periodically to reflect then-current short-term interest rates. The rate presented in this report represents the rate that was in effect on April 30, 2003. Each of these securities contains put or demand features that allow the fund to require the issuer to repurchase the security from the fund within various time periods, including daily, weekly, monthly, or semi-annually.

AMT   --    Interest on security is subject to Federal
            Alternative Minimum Tax
FGIC  --    Federal Guaranty Insurance Corporation
FHA   --    Federal Housing Administration
FSA   --    Financial Security Assurance
GO    --    General Obligation
LOC   --    Letter of Credit

14    HSBC INVESTOR FAMILY OF FUNDS           See notes to financial statements.

          HSBC INVESTOR BALANCED FUND
--------------------------------------------------------------------------------
          SCHEDULE OF PORTFOLIO INVESTMENTS -- APRIL 30, 2003 (UNAUDITED)
.................................................................................

---------------------------------------------------------------
 COMMON STOCKS  - 60.2%
                                          SHARES      VALUE($)
                                         ---------   ----------
AEROSPACE & DEFENSE  - 0.7%
Honeywell International, Inc...........     4,660       109,976
                                                     ----------
AIR FREIGHT & LOGISTICS  - 0.5%
United Parcel Service, Inc.............     1,190        73,923
                                                     ----------
BANKING  - 3.6%
Bank of America Corp...................     3,605       266,950
FleetBoston Financial Corp.............     4,040       107,141
Wells Fargo & Co.......................     3,800       183,388
                                                     ----------
                                                        557,479
                                                     ----------
BIOTECHNOLOGY  - 1.1%
Amgen, Inc. (b)........................     2,890       177,186
                                                     ----------
CHEMICALS  - 1.3%
Dow Chemical Co........................     6,020       196,493
                                                     ----------
COMMERCIAL SERVICES  - 0.5%
Cendant Corp. (b)......................     5,820        83,110
                                                     ----------
COMPUTER SOFTWARE  - 4.4%
Affiliated Computer Services, Inc.
 (b)...................................     2,180       103,986
First Data Corp........................     2,290        89,837
Microsoft Corp.........................    12,920       330,365
Oracle Corp. (b).......................    14,130       167,864
                                                     ----------
                                                        692,052
                                                     ----------
COMPUTERS  - 2.2%
Dell Computer Corp. (b)................     4,400       127,204
Hewlett-Packard Co.....................     6,500       105,950
International Business Machines
 Corp..................................     1,300       110,370
                                                     ----------
                                                        343,524
                                                     ----------
CONSUMER PRODUCTS  - 4.7%
Altria Group, Inc......................     5,770       177,485
Anheuser-Busch Cos., Inc...............     1,674        83,499
PepsiCo, Inc...........................     4,450       192,596
The Coca-Cola Co.......................     2,570       103,828
The Pepsi Bottling Group, Inc..........     2,841        58,354
The Procter & Gamble Co................     1,400       125,790
                                                     ----------
                                                        741,552
                                                     ----------
DIVERSIFIED MANUFACTURING OPERATIONS  - 4.3%
3M Co..................................     1,410       177,716
General Electric Co....................    11,180       329,251
ITT Industries, Inc....................     1,740       101,442
Tyco International Ltd.................     3,800        59,280
                                                     ----------
                                                        667,689
                                                     ----------
ELECTRIC UTILITIES  - 1.4%
Consolidated Edison, Inc...............     1,560        60,637
Southern Co............................     5,600       162,904
                                                     ----------
                                                        223,541
                                                     ----------
ELECTRONIC COMPONENTS & SEMICONDUCTORS  - 1.7%
Applied Materials, Inc. (b)............     6,000        87,600
Intel Corp.............................    10,000       184,000
                                                     ----------
                                                        271,600
                                                     ----------
ENERGY EQUIPMENT & SERVICES  - 0.5%
Nabors Industries Ltd. (b).............     2,120        83,104
                                                     ----------




---------------------------------------------------------------
 COMMON STOCKS, CONTINUED

                                          SHARES      VALUE($)
                                         ---------   ----------
FINANCIAL SERVICES  - 5.4%
Citigroup, Inc.........................     7,349       288,449
Fannie Mae.............................     2,148       155,494
J.P. Morgan Chase & Co.................     5,980       175,513
Lehman Brothers Holdings, Inc..........     1,521        95,777
Merrill Lynch & Co., Inc...............     2,866       117,649
                                                     ----------
                                                        832,882
                                                     ----------
FOREST PRODUCTS & PAPER  - 0.6%
International Paper Co.................     2,450        87,588
                                                     ----------
HEALTH CARE  - 3.2%
Cardinal Health, Inc...................     3,410       188,505
Caremark Rx, Inc. (b)..................     6,720       133,795
Laboratory Corp. of America Holdings
 (b)...................................     2,260        66,580
Medtronic, Inc.........................     2,480       118,395
                                                     ----------
                                                        507,275
                                                     ----------
HOTELS & LODGING  - 0.8%
Starwood Hotels & Resorts Worldwide,
 Inc...................................     4,697       126,067
                                                     ----------
INSURANCE  - 3.2%
American International Group...........     3,050       176,747
The Allstate Corp......................     4,520       170,811
The Hartford Financial Services Group,
 Inc...................................     1,130        46,059
Willis Group Holdings Ltd..............     3,600       112,284
                                                     ----------
                                                        505,901
                                                     ----------
LEISURE EQUIPMENT & PRODUCTS  - 0.9%
Mattel, Inc............................     6,660       144,788
                                                     ----------
MEDIA  - 2.0%
AOL Time Warner, Inc. (b)..............     8,470       115,870
Viacom, Inc. Class B (b)...............     4,430       192,306
                                                     ----------
                                                        308,176
                                                     ----------
METALS & MINING  - 0.3%
Alcoa, Inc.............................     2,110        48,382
                                                     ----------
OIL & GAS  - 3.6%
Exxon Mobil Corp.......................    11,600       408,320
Occidental Petroleum Corp..............     5,210       155,519
                                                     ----------
                                                        563,839
                                                     ----------
PHARMACEUTICALS  - 5.2%
Johnson & Johnson......................     3,750       211,350
Merck & Co., Inc.......................     1,568        91,226
Pfizer, Inc............................    11,960       367,770
Wyeth..................................     3,208       139,644
                                                     ----------
                                                        809,990
                                                     ----------
RETAIL  - 5.0%
Costco Wholesale Corp. (b).............     2,620        90,731
CVS Corp...............................     3,510        84,977
Home Depot, Inc........................     4,110       115,614
The Gap, Inc...........................     8,330       138,528
Wal-Mart Stores, Inc...................     6,160       346,931
                                                     ----------
                                                        776,781
                                                     ----------
TELECOMMUNICATIONS  - 3.1%
BellSouth Corp.........................     4,200       107,058
Cisco Systems, Inc. (b)................    10,740       161,530
Verizon Communications, Inc............     5,580       208,580
                                                     ----------
                                                        477,168
                                                     ----------
TOTAL COMMON STOCKS....................               9,410,066
                                                     ----------

See notes to financial statements.           HSBC INVESTOR FAMILY OF FUNDS    15

     HSBC INVESTOR BALANCED FUND
--------------------------------------------------------------------------------
     SCHEDULE OF PORTFOLIO INVESTMENTS -- APRIL 30, 2003 (UNAUDITED) (CONTINUED)
.................................................................................


---------------------------------------------------------------
 U.S. GOVERNMENT AND GOVERNMENT AGENCY OBLIGATIONS  - 19.3%
                                         PRINCIPAL
                                         AMOUNT($)    VALUE($)
                                         ---------   ----------
FEDERAL FARM CREDIT BANK  - 4.5%
6.30%, 12/20/10........................   600,000       696,530
                                                     ----------
FEDERAL NATIONAL MORTGAGE ASSOCIATION  - 3.4%
7.00%, 1/1/31..........................   506,208       535,064
                                                     ----------
U.S. TREASURY BONDS  - 2.8%
8.00%, 11/15/21........................    75,000       105,208
6.125%, 11/15/27.......................   110,000       129,409
5.25%, 11/15/28........................   200,000       210,219
                                                     ----------
                                                        444,836
                                                     ----------
U.S. TREASURY NOTES  - 8.6%
3.00%, 1/31/04......................... 1,125,000     1,140,732
4.00%, 11/15/12........................   200,000       202,555
                                                     ----------
                                                      1,343,287
                                                     ----------
TOTAL U.S. GOVERNMENT AND GOVERNMENT
 AGENCY OBLIGATIONS....................               3,019,717
                                                     ----------


---------------------------------------------------------------
 CORPORATE OBLIGATIONS  - 15.1%
                                         SHARES OR
                                         PRINCIPAL
                                         AMOUNT($)    VALUE($)
                                         ---------   ----------
BANKING  - 2.8%
Bank of America Corp., 5.25%, 2/1/07...   400,000       434,366
                                                     ----------
FINANCE  - 12.3%
Countrywide Home Loan, 5.50%, 2/1/07...   400,000       431,761
General Electric Capital Corp., 7.375%,
 1/19/10............................... 1,000,000     1,180,808
General Motors Acceptance Corp.,
 6.125%, 9/15/06.......................   300,000       311,366
                                                     ----------
                                                      1,923,935
                                                     ----------
TOTAL CORPORATE OBLIGATIONS............               2,358,301
                                                     ----------

---------------------------------------------------------------
 INVESTMENT COMPANIES  - 5.3%
Dreyfus Cash Management Fund...........   612,207       612,207
Provident Temp Fund....................   218,046       218,046
                                                     ----------
TOTAL INVESTMENT COMPANIES.............                 830,253
                                                     ----------
TOTAL INVESTMENTS
 (COST $16,125,750) (a)  - 99.9%.......              15,618,337
                                                     ----------
                                                     ----------

--------------

Percentages indicated are based on net assets of $15,633,199.

(a) Cost differs from value by net unrealized depreciation as follows:


    Unrealized appreciation.............  $    734,916
    Unrealized depreciation.............    (1,242,329)
                                          ------------
    Net unrealized depreciation.........  $   (507,413)
                                          ------------
                                          ------------


(b) Represents non-income producing security.

16    HSBC INVESTOR FAMILY OF FUNDS           See notes to financial statements.

          HSBC INVESTOR EQUITY FUND
--------------------------------------------------------------------------------
          SCHEDULE OF PORTFOLIO INVESTMENTS -- APRIL 30, 2003 (UNAUDITED)
.................................................................................

---------------------------------------------------------------
 COMMON STOCKS  - 97.7%
                                         SHARES      VALUE($)
                                        ---------   -----------
AEROSPACE & DEFENSE  - 1.9%
Northrop Grumman Corp. ...............    28,338      2,492,327
United Technologies Corp. ............    27,369      1,691,678
                                                    -----------
                                                      4,184,005
                                                    -----------
AUTO PARTS & EQUIPMENT  - 0.2%
Johnson Controls, Inc. ...............     6,250        514,000
                                                    -----------
BANKING  - 6.0%
Bank of America Corp. ................    64,050      4,742,903
Bank One Corp. .......................   136,900      4,935,245
Wells Fargo & Co. ....................    72,700      3,508,502
                                                    -----------
                                                     13,186,650
                                                    -----------
BIOTECHNOLOGY  - 1.5%
Amgen, Inc. (b).......................    55,500      3,402,705
                                                    -----------
CHEMICALS  - 0.6%
Air Products and Chemicals, Inc. .....    30,500      1,313,635
                                                    -----------
COMMERCIAL SERVICES  - 1.8%
Accenture Ltd. Class A (b)............    86,450      1,384,929
Cendant Corp. (b).....................   185,000      2,641,800
                                                    -----------
                                                      4,026,729
                                                    -----------
COMPUTER SOFTWARE  - 5.2%
Affiliated Computer Services, Inc.
 (b)..................................    11,400        543,780
First Data Corp. .....................    43,600      1,710,428
Intuit, Inc. (b)......................     7,800        302,484
Microsoft Corp. ......................   235,500      6,021,735
PeopleSoft, Inc. (b)..................    17,300        260,019
Symantec Corp. (b)....................    10,605        466,090
Veritas Software Corp. (b)............    99,400      2,187,794
                                                    -----------
                                                     11,492,330
                                                    -----------
COMPUTERS  - 2.5%
Dell Computer Corp. (b)...............   120,000      3,469,200
Hewlett-Packard Co. ..................   121,000      1,972,300
                                                    -----------
                                                      5,441,500
                                                    -----------
CONSUMER MANUFACTURING  - 1.4%
American Standard Cos., Inc. (b)......     6,900        491,211
Harley-Davidson, Inc. ................    59,500      2,644,180
                                                    -----------
                                                      3,135,391
                                                    -----------
CONSUMER PRODUCTS  - 7.6%
Anheuser-Busch Cos., Inc. ............    25,100      1,251,988
Avon Products, Inc. ..................    32,500      1,890,525
Colgate-Palmolive Co. ................    32,250      1,843,733
Diageo PLC ADR........................    77,750      3,460,652
Newell Rubbermaid, Inc. ..............    10,660        324,917
PepsiCo, Inc. ........................    76,350      3,304,427
The Clorox Co. .......................    23,100      1,044,582
The Estee Lauder Cos., Inc. Class A...    22,850        742,625
The Procter & Gamble Co. .............    28,150      2,529,278
Tiffany & Co. ........................    10,500        291,270
                                                    -----------
                                                     16,683,997
                                                    -----------






---------------------------------------------------------------
 COMMON STOCKS, CONTINUED
                                         SHARES      VALUE($)
                                        ---------   -----------

DIVERSIFIED MANUFACTURING OPERATIONS  - 4.1%
Danaher Corp. ........................    23,000      1,586,540
General Electric Co. .................   223,513      6,582,458
SPX Corp. (b).........................    27,250        921,050
                                                    -----------
                                                      9,090,048
                                                    -----------
ELECTRONIC COMPONENTS & SEMICONDUCTORS  - 4.1%
Altera Corp. (b)......................    42,100        665,601
Applied Materials, Inc. (b)...........    31,100        454,060
Flextronics International Ltd. (b)....    96,290        842,538
Intel Corp. ..........................   118,540      2,181,136
Koninklijke (Royal) Philips
 Electronics NV ADR...................   169,781      3,171,508
Linear Technology Corp. ..............    10,900        375,723
Maxim Integrated Products, Inc. ......    30,400      1,194,416
Texas Instruments, Inc. ..............     5,950        110,016
                                                    -----------
                                                      8,994,998
                                                    -----------
FINANCIAL SERVICES  - 10.5%
Citigroup, Inc. ......................   239,074      9,383,654
Fannie Mae............................    67,450      4,882,705
Goldman Sachs Group, Inc. ............    26,050      1,977,195
MBNA Corp. ...........................   165,050      3,119,445
Merrill Lynch & Co., Inc. ............    17,900        734,795
Morgan Stanley Dean Witter & Co. .....    64,700      2,895,325
                                                    -----------
                                                     22,993,119
                                                    -----------
FOREST PRODUCTS & PAPER  - 0.7%
Weyerhaeuser Co. .....................    30,900      1,532,331
                                                    -----------
GAS & ELECTRIC UTILITY  - 1.8%
Entergy Corp. ........................    42,500      1,980,925
Public Service Enterprise Group,
 Inc. ................................    49,950      1,921,577
                                                    -----------
                                                      3,902,502
                                                    -----------
HEALTH CARE  - 6.4%
Anthem, Inc. (b)......................    18,650      1,280,136
Boston Scientific Corp. (b)...........    23,900      1,028,895
Cardinal Health, Inc. ................    38,650      2,136,572
Express Scripts, Inc. (b).............     3,700        218,152
HCA, Inc. ............................    80,750      2,592,075
Health Management Associates, Inc. ...    86,200      1,470,572
Medtronic, Inc. ......................    54,500      2,601,830
St. Jude Medical, Inc. (b)............    14,600        765,916
UnitedHealth Group, Inc. .............     7,000        644,910
Wellpoint Health Networks, Inc. (b)...    16,500      1,253,010
                                                    -----------
                                                     13,992,068
                                                    -----------
INSURANCE  - 6.2%
ACE Ltd. .............................    12,300        406,884
American International Group..........   134,600      7,800,069
Loews Corp. ..........................     2,700        111,429
MetLife, Inc. ........................    94,450      2,713,549
Travelers Property Casualty Corp. ....   161,268      2,617,380
                                                    -----------
                                                     13,649,311
                                                    -----------
INTERNET RELATED  - 0.0%
Ebay, Inc. (b)........................     1,100        102,047
                                                    -----------

See notes to financial statements.           HSBC INVESTOR FAMILY OF FUNDS    17

    HSBC INVESTOR EQUITY FUND
--------------------------------------------------------------------------------
    SCHEDULE OF PORTFOLIO INVESTMENTS -- APRIL 30, 2003 (UNAUDITED) (CONTINUED)
.................................................................................

---------------------------------------------------------------
 COMMON STOCKS, CONTINUED
                                         SHARES      VALUE($)
                                        ---------   -----------
LEISURE  - 0.3%
Carnival Corp. .......................    26,400        728,376
                                                    -----------
MACHINERY & EQUIPMENT  - 0.8%
Caterpillar, Inc. ....................    31,550      1,659,530
                                                    -----------
MEDIA  - 5.8%
Clear Channel Communications, Inc.
 (b)..................................    72,100      2,819,831
Cox Communications, Inc. Class A
 (b)..................................    37,000      1,224,700
Gannett Co., Inc. ....................    23,040      1,744,589
Liberty Media Corp. Class A (b).......   353,800      3,891,800
Viacom, Inc. Class B (b)..............    73,500      3,190,635
                                                    -----------
                                                     12,871,555
                                                    -----------
OIL & GAS  - 4.7%
Apache Corp. .........................     3,600        206,100
ConocoPhillips........................    56,712      2,852,614
Devon Energy Corp. ...................     4,400        207,900
EnCana Corp. .........................    63,627      2,093,328
Occidental Petroleum Corp. ...........    53,600      1,599,960
Total Fina Elf SA ADR.................    36,900      2,424,330
Transocean, Inc. .....................    52,700      1,003,935
                                                    -----------
                                                     10,388,167
                                                    -----------
PHARMACEUTICALS  - 9.2%
Allergan, Inc. .......................    14,380      1,010,195
Forest Laboratories, Inc. (b).........    20,900      1,080,948
Johnson & Johnson.....................    75,700      4,266,452
Pfizer, Inc. .........................   293,500      9,025,124
Wyeth.................................   108,250      4,712,123
                                                    -----------
                                                     20,094,842
                                                    -----------
REAL ESTATE  - 0.1%
Centex Corp. .........................     1,700        112,234
Lennar Corp. .........................     2,000        108,480
                                                    -----------
                                                        220,714
                                                    -----------




---------------------------------------------------------------
 COMMON STOCKS, CONTINUED
                                         SHARES      VALUE($)
                                        ---------   -----------

RETAIL  - 6.2%
Bed Bath & Beyond, Inc. (b)...........    26,600      1,050,966
Kohl's Corp. (b)......................    48,470      2,753,096
Lowe's Cos., Inc. ....................    32,200      1,413,258
Target Corp. .........................    88,300      2,952,752
Wal-Mart Stores, Inc. ................    61,800      3,480,576
Walgreen Co. .........................    66,200      2,042,932
                                                    -----------
                                                     13,693,580
                                                    -----------
TELECOMMUNICATIONS  - 7.1%
Cisco Systems, Inc. (b)...............   128,500      1,932,640
Comcast Corp. Class A (b).............    97,152      3,100,120
Comcast Corp. Special Class A (b).....   102,600      3,084,156
EchoStar Communications Corp. Class A
 (b)..................................    16,400        491,344
Juniper Networks, Inc. (b)............    50,400        515,088
Nokia Oyj ADR.........................   160,070      2,652,360
Verizon Communications, Inc. .........   104,746      3,915,406
                                                    -----------
                                                     15,691,114
                                                    -----------
TRANSPORTATION  - 1.0%
Union Pacific Corp. ..................    36,450      2,169,504
                                                    -----------
TOTAL COMMON STOCKS...................              215,154,748
                                                    -----------

---------------------------------------------------------------
 INVESTMENT COMPANIES  - 2.2%
Dreyfus Cash Management Fund..........  4,746,979     4,746,979
                                                    -----------
TOTAL INVESTMENT COMPANIES............                4,746,979
                                                    -----------
TOTAL INVESTMENTS
 (COST $227,006,280) (a) - 99.9%......              219,901,727
                                                    -----------
                                                    -----------

--------------

Percentages indicated are based on net assets of $220,122,961.

(a) Cost differs from value by net unrealized depreciation as follows:

    Unrealized appreciation.............  $  8,778,116
    Unrealized depreciation.............   (15,882,669)
                                          ------------
    Net unrealized depreciation.........  $ (7,104,553)
                                          ------------
                                          ------------

(b) Represents non-income producing security.

ADR -- American Depositary Receipt

18    HSBC INVESTOR FAMILY OF FUNDS           See notes to financial statements.

          HSBC INVESTOR GROWTH AND INCOME FUND
--------------------------------------------------------------------------------
          SCHEDULE OF PORTFOLIO INVESTMENTS -- APRIL 30, 2003 (UNAUDITED)
.................................................................................

---------------------------------------------------------------
 COMMON STOCKS  - 99.5%
                                         SHARES      VALUE($)
                                        ---------   -----------
AEROSPACE & DEFENSE  - 1.1%
Honeywell International, Inc..........    88,730      2,094,028
                                                    -----------
AIR FREIGHT & LOGISTICS  - 0.7%
United Parcel Service, Inc............    20,300      1,261,036
                                                    -----------
BANKING  - 5.8%
Bank of America Corp..................    69,420      5,140,551
FleetBoston Financial Corp............    74,800      1,983,696
Wells Fargo & Co......................    73,330      3,538,906
                                                    -----------
                                                     10,663,153
                                                    -----------
BIOTECHNOLOGY  - 1.9%
Amgen, Inc. (b).......................    55,680      3,413,741
                                                    -----------
CHEMICALS  - 2.1%
Dow Chemical Co.......................   117,520      3,835,853
                                                    -----------
COMMERCIAL SERVICES  - 1.0%
Cendant Corp. (b).....................   126,420      1,805,278
                                                    -----------
COMPUTER SOFTWARE  - 7.5%
Affiliated Computer Services, Inc.
 (b)..................................    42,680      2,035,836
First Data Corp.......................    46,110      1,808,895
Microsoft Corp........................   252,430      6,454,635
Oracle Corp. (b)......................   278,720      3,311,194
                                                    -----------
                                                     13,610,560
                                                    -----------
COMPUTERS  - 3.7%
Dell Computer Corp. (b)...............    87,200      2,520,952
Hewlett-Packard Co....................   125,930      2,052,659
International Business Machines
 Corp.................................    25,200      2,139,480
                                                    -----------
                                                      6,713,091
                                                    -----------
CONSUMER PRODUCTS  - 7.8%
Altria Group, Inc.....................   112,770      3,468,805
Anheuser-Busch Cos., Inc..............    30,300      1,511,364
PepsiCo, Inc..........................    87,130      3,770,987
The Coca-Cola Co......................    50,300      2,032,120
The Pepsi Bottling Group, Inc.........    48,600        998,244
The Procter & Gamble Co...............    26,680      2,397,198
                                                    -----------
                                                     14,178,718
                                                    -----------
DIVERSIFIED MANUFACTURING OPERATIONS  - 7.0%
3M Co.................................    29,370      3,701,795
General Electric Co...................   201,490      5,933,880
ITT Industries, Inc...................    33,110      1,930,313
Tyco International Ltd................    76,970      1,200,732
                                                    -----------
                                                     12,766,720
                                                    -----------
ELECTRIC UTILITIES  - 2.4%
Consolidated Edison, Inc..............    28,760      1,117,901
Southern Co...........................   110,200      3,205,718
                                                    -----------
                                                      4,323,619
                                                    -----------
ELECTRONIC COMPONENTS & SEMICONDUCTORS  - 2.9%
Applied Materials, Inc. (b)...........   117,782      1,719,617
Intel Corp............................   189,500      3,486,800
                                                    -----------
                                                      5,206,417
                                                    -----------
ENERGY EQUIPMENT & SERVICES  - 0.9%
Nabors Industries Ltd. (b)............    43,440      1,702,848
                                                    -----------
FINANCIAL SERVICES  - 8.8%
Citigroup, Inc........................   141,408      5,550,263
Fannie Mae............................    41,071      2,973,130
J.P. Morgan Chase & Co................   113,640      3,335,334
Lehman Brothers Holdings, Inc.........    30,419      1,915,484
Merrill Lynch & Co., Inc..............    56,855      2,333,898
                                                    -----------
                                                     16,108,109
                                                    -----------
FOREST PRODUCTS & PAPER  - 0.9%
International Paper Co................    47,030      1,681,323
                                                    -----------



---------------------------------------------------------------
 COMMON STOCKS, CONTINUED
                                         SHARES      VALUE($)
                                        ---------   -----------
HEALTH CARE  - 5.4%
Cardinal Health, Inc..................    66,620      3,682,753
Caremark Rx, Inc. (b).................   131,690      2,621,948
Laboratory Corp. of America Holdings
 (b)..................................    43,863      1,292,204
Medtronic, Inc........................    48,600      2,320,164
                                                    -----------
                                                      9,917,069
                                                    -----------
HOTELS & LODGING  - 1.3%
Starwood Hotels & Resorts Worldwide,
 Inc..................................    85,660      2,299,114
                                                    -----------
INSURANCE  - 5.4%
American International Group..........    57,990      3,360,521
The Allstate Corp.....................    90,950      3,437,000
The Hartford Financial Services Group,
 Inc..................................    21,980        895,905
Willis Group Holdings Ltd.............    69,430      2,165,522
                                                    -----------
                                                      9,858,948
                                                    -----------
LEISURE EQUIPMENT & PRODUCTS  - 1.6%
Mattel, Inc...........................   130,580      2,838,809
                                                    -----------
MEDIA  - 3.2%
AOL Time Warner, Inc. (b).............   161,540      2,209,867
Viacom, Inc. Class B (b)..............    83,800      3,637,758
                                                    -----------
                                                      5,847,625
                                                    -----------
METALS & MINING  - 0.5%
Alcoa, Inc............................    41,150        943,570
                                                    -----------
OIL & GAS  - 6.0%
Exxon Mobil Corp......................   225,810      7,948,512
Occidental Petroleum Corp.............   101,630      3,033,656
                                                    -----------
                                                     10,982,168
                                                    -----------
PHARMACEUTICALS  - 8.4%
Johnson & Johnson.....................    72,400      4,080,464
Merck & Co., Inc......................    28,400      1,652,312
Pfizer, Inc...........................   230,700      7,094,024
Wyeth.................................    59,530      2,591,341
                                                    -----------
                                                     15,418,141
                                                    -----------
RETAIL  - 8.2%
Costco Wholesale Corp. (b)............    51,490      1,783,099
CVS Corp..............................    65,010      1,573,892
Home Depot, Inc.......................    79,130      2,225,927
The Gap, Inc..........................   161,580      2,687,075
Wal-Mart Stores, Inc..................   118,680      6,684,058
                                                    -----------
                                                     14,954,051
                                                    -----------
TELECOMMUNICATIONS  - 5.0%
BellSouth Corp........................    84,000      2,141,160
Cisco Systems, Inc. (b)...............   200,200      3,011,008
Verizon Communications, Inc...........   105,200      3,932,376
                                                    -----------
                                                      9,084,544
                                                    -----------
TOTAL COMMON STOCKS...................              181,508,533
                                                    -----------

---------------------------------------------------------------
 INVESTMENT COMPANIES  - 0.7%
Dreyfus Cash Management Fund..........  1,285,765     1,285,765
                                                    -----------
TOTAL INVESTMENT COMPANIES............                1,285,765
                                                    -----------
TOTAL INVESTMENTS (COST $175,138,321)
 (a)  - 100.2%........................              182,794,298
                                                    -----------
                                                    -----------

--------------

Percentages indicated are based on net assets of $182,511,464.

(a) Cost differs from value by net unrealized appreciation of securities as follows:

    Unrealized appreciation.............  $ 20,129,803
    Unrealized depreciation.............   (12,473,826)
                                          ------------
    Net unrealized appreciation.........  $  7,655,977
                                          ------------
                                          ------------

(b) Represents non-income producing security.

See notes to financial statements.           HSBC INVESTOR FAMILY OF FUNDS    19

          HSBC INVESTOR MID CAP FUND
--------------------------------------------------------------------------------
          SCHEDULE OF PORTFOLIO INVESTMENTS -- APRIL 30, 2003 (UNAUDITED)
.................................................................................

---------------------------------------------------------------
 COMMON STOCKS  - 88.6%
                                         SHARES      VALUE($)
                                        ---------   -----------
AEROSPACE & DEFENSE  - 1.2%
Level 3 Communications, Inc. (b)......    35,000      1,554,000
                                                    -----------
BANKING  - 2.5%
Astoria Financial Corp................    44,000      1,100,880
New York Community Bancorp, Inc.......    35,000      1,215,200
TCF Financial Corp....................    25,000        990,000
                                                    -----------
                                                      3,306,080
                                                    -----------
BIOTECHNOLOGY  - 5.8%
Cephalon, Inc. (b)....................    20,000        816,800
Genzyme Corp. (b).....................    50,000      2,014,000
Gilead Sciences, Inc. (b).............    35,000      1,614,900
IDEC Pharmaceuticals Corp. (b)........    42,500      1,391,875
Medimmune, Inc. (b)...................    50,000      1,763,500
                                                    -----------
                                                      7,601,075
                                                    -----------
CHEMICALS  - 2.1%
Hercules, Inc. (b)....................   110,000      1,116,500
Lyondell Chemical Co..................   110,000      1,600,500
                                                    -----------
                                                      2,717,000
                                                    -----------
COMMERCIAL SERVICES  - 2.3%
Cendant Corp. (b).....................   145,000      2,070,600
H & R Block, Inc......................    25,000        965,500
                                                    -----------
                                                      3,036,100
                                                    -----------
COMPUTER SERVICES  - 1.4%
SunGard Data Systems, Inc. (b)........    85,000      1,827,500
                                                    -----------
COMPUTER SOFTWARE  - 9.3%
Affiliated Computer Services, Inc.
 (b)..................................    55,000      2,623,500
BEA Systems, Inc. (b).................    95,000      1,017,450
Electronic Arts, Inc. (b).............    15,000        889,050
Factset Research Systems, Inc.........    40,000      1,392,000
Intuit, Inc. (b)......................    45,000      1,745,100
Mercury Interactive Corp. (b).........    11,000        373,340
Network Associates, Inc. (b)..........    60,000        685,800
Symantec Corp. (b)....................    50,000      2,197,500
Veritas Software Corp. (b)............    45,000        990,450
                                                    -----------
                                                     11,914,190
                                                    -----------
COMPUTERS  - 1.4%
Lexmark International Group, Inc.
 (b)..................................    18,000      1,341,180
Network Appliance, Inc. (b)...........    40,000        531,200
                                                    -----------
                                                      1,872,380
                                                    -----------
CONSUMER MANUFACTURING  - 2.4%
Harley-Davidson, Inc..................    70,000      3,110,800
                                                    -----------
CONSUMER PRODUCTS  - 3.0%
Constellation Brands, Inc. (b)........    50,000      1,340,500
RJ Reynolds Tobacco Holdings, Inc.....    92,000      2,591,640
                                                    -----------
                                                      3,932,140
                                                    -----------
DIVERSIFIED MANUFACTURING OPERATIONS  - 3.8%
Danaher Corp..........................    12,000        827,760
SPX Corp. (b).........................    39,000      1,318,200
Textron, Inc..........................    30,000        884,700
Tyco International Ltd................   125,000      1,950,000
                                                    -----------
                                                      4,980,660
                                                    -----------



---------------------------------------------------------------
 COMMON STOCKS, CONTINUED
                                         SHARES      VALUE($)
                                        ---------   -----------
ELECTRIC UTILITIES  - 1.1%
Southern Co...........................    50,000      1,454,500
                                                    -----------
ELECTRONIC COMPONENTS & SEMICONDUCTORS  - 6.0%
Altera Corp. (b)......................    45,000        711,450
American Power Conversion Corp. (b)...   120,000      1,869,600
Arrow Electronics, Inc. (b)...........    60,000      1,012,800
Jabil Circuit, Inc. (b)...............    60,000      1,122,000
Microchip Technology, Inc.............    50,000      1,039,500
Novellus Systems, Inc. (b)............    35,000        981,400
Tech Data Corp. (b)...................    45,000      1,080,000
                                                    -----------
                                                      7,816,750
                                                    -----------
ENERGY EQUIPMENT & SERVICES  - 2.9%
Nabors Industries Ltd. (b)............    50,000      1,960,000
Weatherford International Ltd. (b)....    45,000      1,810,350
                                                    -----------
                                                      3,770,350
                                                    -----------
FINANCIAL SERVICES  - 3.2%
J.P. Morgan Chase & Co................    48,000      1,408,800
Lehman Brothers Holdings, Inc.........    25,000      1,574,250
MBNA Corp.............................    65,000      1,228,500
                                                    -----------
                                                      4,211,550
                                                    -----------
HEALTH CARE  - 15.9%
Cardinal Health, Inc..................    95,000      5,251,600
Caremark Rx, Inc. (b).................   245,000      4,877,950
DENTSPLY International, Inc...........    43,000      1,610,350
Edwards Lifesciences Corp. (b)........    20,000        577,400
Health Management Associates, Inc.....    75,000      1,279,500
Laboratory Corp. of America Holdings
 (b)..................................   100,000      2,946,000
Oxford Health Plans, Inc. (b).........    25,000        731,750
STERIS Corp. (b)......................    26,000        590,200
Wellpoint Health Networks, Inc. (b)...    20,000      1,518,800
Zimmer Holdings, Inc. (b).............    25,000      1,172,500
                                                    -----------
                                                     20,556,050
                                                    -----------
HOTELS & LODGING  - 1.0%
Starwood Hotels & Resorts Worldwide,
 Inc..................................    50,000      1,342,000
                                                    -----------
HOUSEHOLD DURABLES  - 2.0%
Black & Decker Corp...................    45,000      1,856,250
Furniture Brands International, Inc.
 (b)..................................    30,000        712,500
                                                    -----------
                                                      2,568,750
                                                    -----------
INSURANCE  - 1.4%
Willis Group Holdings Ltd.............    60,000      1,871,400
                                                    -----------
LEISURE EQUIPMENT & PRODUCTS  - 1.7%
Mattel, Inc...........................   100,000      2,174,000
                                                    -----------
MEDIA  - 4.3%
Liberty Media Corp. Class A (b).......   170,000      1,870,000
New York Times Co.....................    20,000        927,600
Scholastic Corp. (b)..................    55,000      1,562,550
Westwood One, Inc. (b)................    35,000      1,221,500
                                                    -----------
                                                      5,581,650
                                                    -----------
OIL & GAS  - 1.0%
Occidental Petroleum Corp.............    42,000      1,253,700
                                                    -----------

20    HSBC INVESTOR FAMILY OF FUNDS           See notes to financial statements.

    HSBC INVESTOR MID CAP FUND
--------------------------------------------------------------------------------
    SCHEDULE OF PORTFOLIO INVESTMENTS -- APRIL 30, 2003 (UNAUDITED) (CONTINUED)
.................................................................................

---------------------------------------------------------------
 COMMON STOCKS, CONTINUED
                                         SHARES      VALUE($)
                                        ---------   -----------
PHARMACEUTICALS  - 1.2%
Forest Laboratories, Inc. (b).........    30,000      1,551,600
                                                    -----------
RETAIL  - 9.9%
Abercrombie & Fitch Co. (b)...........    40,000      1,315,200
Barnes & Noble, Inc. (b)..............    75,000      1,477,500
Brinker International, Inc. (b).......    50,000      1,587,500
Chico's FAS, Inc. (b).................   105,000      2,555,700
Micheal Stores, Inc. (b)..............    50,000      1,562,000
Office Depot, Inc. (b)................   125,000      1,582,500
PETsMART, Inc. (b)....................    90,000      1,361,700
The Gap, Inc..........................    75,000      1,247,250
                                                    -----------
                                                     12,689,350
                                                    -----------
TELECOMMUNICATIONS  - 0.5%
Adelphia Business Solutions, Inc.
 (b)..................................    19,923            518
Netscreen Technologies, Inc. (b)......    35,000        709,800
                                                    -----------
                                                        710,318
                                                    -----------
TEXTILES APPAREL & LUXURY GOODS  - 1.3%
Coach, Inc. (b).......................    40,000      1,740,400
                                                    -----------
TOTAL COMMON STOCKS...................              115,144,293
                                                    -----------


---------------------------------------------------------------
 COMMERCIAL PAPER  - 4.6%
                                        SHARES OR
                                        PRINCIPAL
                                        AMOUNT($)    VALUE($)
                                        ---------   -----------
Long Lane Master Trust, 1.34%,
 5/1/03...............................  6,000,000     5,999,777
                                                    -----------
TOTAL COMMERCIAL PAPER................                5,999,777
                                                    -----------

---------------------------------------------------------------
 INVESTMENT COMPANIES  - 9.7%
Dreyfus Cash Management Fund..........  4,194,236     4,194,236
MidCap S&P Depositary Receipt Trust
 Series 1.............................    30,000      2,406,300
Provident Temp Fund...................  6,000,000     6,000,000
                                                    -----------
TOTAL INVESTMENT COMPANIES............               12,600,536
                                                    -----------
TOTAL INVESTMENTS
 (COST $128,143,363) (A)  - 102.9%....              133,744,606
                                                    -----------
                                                    -----------

--------------

Percentages indicated are based on net assets of $130,033,499.

(a) Cost differs from value by net unrealized appreciation as follows:

  Unrealized appreciation.........  $14,678,011
  Unrealized depreciation.........   (9,111,773)
                                    -----------
  Net unrealized appreciation.....  $ 5,566,238
                                    -----------
                                    -----------

(b) Represents non-income producing security.

(c) Rate presented indicates the effective yield at time of purchase.

Written call options open at April 30, 2003:

                                                      SHARES
                               EXPIRATION  EXERCISE   SUBJECT
         DESCRIPTION              DATE      PRICE     TO CALL   VALUE($)
         -----------              ----      -----     -------   --------
Genzyme Corp. ...............     May       37.50     20,000     (78,000)
Harley-Davidson, Inc. .......     May       40.00     15,000     (67,500)
Medimmune, Inc. .............     June      35.00     20,000     (44,000)
Nabors Industries Ltd. ......     June      42.50     15,000     (12,750)
                                                                --------
Total (premiums received
 $167,245)...................                                   (202,250)
                                                                --------
                                                                --------

See notes to financial statements.           HSBC INVESTOR FAMILY OF FUNDS    21

HSBC INVESTOR FAMILY OF FUNDS

          STATEMENTS OF ASSETS AND LIABILITIES -- APRIL 30, 2003 (UNAUDITED)
.................................................................................

                                            LIMITED             FIXED                                NEW YORK
                                            MATURITY            INCOME                               TAX-FREE
                                              FUND               FUND            BOND FUND          BOND FUND
                                        --------------     --------------     ---------------    ---------------
ASSETS:
  Investments, at value (Note 2)          $130,162,270       $342,846,940       $21,665,273        $55,801,358
  Cash                                              --                 --                --                 --
  Interest and dividends receivable                 --                 --                --            674,817
  Receivable for capital shares issued          60,708            514,614           159,284            204,321
  Receivable for investments sold                   --                 --                --                 --
  Receivable from Investment Adviser                --                 --             1,214                 --
  Prepaid expenses                               8,250              6,669            10,286              5,949
                                          ------------       ------------       -----------        -----------
  TOTAL ASSETS                             130,231,228        343,368,223        21,836,057         56,686,445
                                          ------------       ------------       -----------        -----------
LIABILITIES:
  Dividends payable                            207,374            655,210            33,924             77,216
  Payable for investments purchased                 --                 --                --                 --
  Payable for capital shares redeemed           16,203            490,369             1,950                 --
  Accrued expenses and other
   liabilities:
    Investment management                           --                 --                --             11,581
    Administration                               4,278             11,756               725              3,980
    Distribution                                 6,360                 --             7,936             11,403
    Shareholder servicing                        2,039                 --             4,380              7,562
    Other                                        7,254             28,162            25,467             13,812
                                          ------------       ------------       -----------        -----------
  TOTAL LIABILITIES                            243,508          1,185,497            74,382            125,554
                                          ------------       ------------       -----------        -----------
NET ASSETS                                $129,987,720       $342,182,726       $21,761,675        $56,560,891
                                          ------------       ------------       -----------        -----------
                                          ------------       ------------       -----------        -----------
...................................................................................................................
COMPOSITION OF NET ASSETS:
  Capital                                 $125,946,885       $328,028,259       $21,196,630        $53,143,058
  Accumulated net investment income            (80,919)          (706,161)          (45,799)            10,749
  Accumulated net realized losses from
   investment and futures transactions        (232,995)        (3,283,429)         (427,450)          (158,550)
  Unrealized appreciation
   (depreciation) from investments           4,354,749         18,144,057         1,038,294          3,565,634
                                          ------------       ------------       -----------        -----------
NET ASSETS                                $129,987,720       $342,182,726       $21,761,675        $56,560,891
                                          ------------       ------------       -----------        -----------
                                          ------------       ------------       -----------        -----------
...................................................................................................................
CLASS A (INVESTOR) SHARES
  Net Assets                              $  1,735,067       $         --       $13,707,254        $18,745,012
  Shares Outstanding                           163,888                 --         1,284,986          1,658,759
  Net Asset Value and Redemption Price
   per share                              $      10.59       $         --       $     10.67        $     11.30
                                          ------------       ------------       -----------        -----------
                                          ------------       ------------       -----------        -----------
  Maximum sales charge                           4.75%                 --             4.75%              4.75%
                                          ------------       ------------       -----------        -----------
                                          ------------       ------------       -----------        -----------
  Maximum Offering Price per share
   (Net Asset Value/(100%-maximum
   sales charge))                         $      11.12       $         --       $     11.20        $     11.86
                                          ------------       ------------       -----------        -----------
                                          ------------       ------------       -----------        -----------
 .................................................................................................................
CLASS B SHARES
  Net Assets                              $  5,908,110       $         --       $ 7,193,913        $15,973,762
  Shares Outstanding                           557,267                 --           674,106          1,414,721
  Net Asset Value, Offering Price and
   Redemption Price per share*            $      10.60       $         --       $     10.67        $     11.29
                                          ------------       ------------       -----------        -----------
                                          ------------       ------------       -----------        -----------
 .................................................................................................................
CLASS C SHARES
  Net Assets                              $  2,431,835       $         --       $   860,508        $ 3,339,836
  Shares Outstanding                           229,455                 --            80,712            294,661
  Net Asset Value, Offering Price and
   Redemption Price per share*            $      10.60       $         --       $     10.66        $     11.33
                                          ------------       ------------       -----------        -----------
                                          ------------       ------------       -----------        -----------
 .................................................................................................................
CLASS Y SHARES
  Net Assets                              $119,912,708       $         --       $        --        $18,502,281
  Shares Outstanding                        11,309,229                 --                --          1,637,278
  Net Asset Value, Offering Price and
   Redemption Price per share             $      10.60       $         --       $        --        $     11.30
                                          ------------       ------------       -----------        -----------
                                          ------------       ------------       -----------        -----------
..................................................................................................................
ADVISOR SHARES
  Net Assets                              $         --       $342,182,726       $        --        $        --
  Shares Outstanding                                --         31,328,984                --                 --
  Net Asset Value, Offering Price and
   Redemption Price per share             $         --       $      10.92       $        --        $        --
                                          ------------       ------------       -----------        -----------
                                          ------------       ------------       -----------        -----------
Investments, at cost                      $         --       $         --       $        --        $52,235,724
                                          ------------       ------------       -----------        -----------
                                          ------------       ------------       -----------        -----------



                                            BALANCED            EQUITY
                                              FUND               FUND
                                        --------------     --------------
ASSETS:
  Investments, at value (Note 2)          $15,618,337        $219,901,727
  Cash                                             --             131,915
  Interest and dividends receivable            78,902             145,721
  Receivable for capital shares issued             65             164,372
  Receivable for investments sold              91,883             959,313
  Receivable from Investment Adviser           13,709                  --
  Prepaid expenses                              7,952              16,290
                                          -----------        ------------
  TOTAL ASSETS                             15,810,848         221,319,338
                                          -----------        ------------
LIABILITIES:
  Dividends payable                                --                  --
  Payable for investments purchased           154,394           1,094,104
  Payable for capital shares redeemed              49              12,636
  Accrued expenses and other
   liabilities:
    Investment management                       9,203              44,791
    Administration                              1,097              15,800
    Distribution                                1,342               1,469
    Shareholder servicing                         466               3,852
    Other                                      11,098              23,725
                                          -----------        ------------
  TOTAL LIABILITIES                           177,649           1,196,377
                                          -----------        ------------
NET ASSETS                                $15,633,199        $220,122,961
                                          -----------        ------------
                                          -----------        ------------
.............................................................................
COMPOSITION OF NET ASSETS:
  Capital                                 $19,714,837        $280,225,429
  Accumulated net investment income            84,267              64,981
  Accumulated net realized losses from
   investment and futures transactions     (3,658,492)        (53,062,896)
  Unrealized appreciation
   (depreciation) from investments           (507,413)         (7,104,553)
                                          -----------        ------------
NET ASSETS                                $15,633,199        $220,122,961
                                          -----------        ------------
                                          -----------        ------------
 ...........................................................................
CLASS A (INVESTOR) SHARES
  Net Assets                              $   484,062        $ 17,153,898
  Shares Outstanding                           61,900           1,594,809
  Net Asset Value and Redemption Price
   per share                              $      7.82        $      10.76
                                          -----------        ------------
                                          -----------        ------------
  Maximum sales charge                          5.00%               5.00%
                                          -----------        ------------
                                          -----------        ------------
  Maximum Offering Price per share
   (Net Asset Value/(100%-maximum
   sales charge))                         $      8.23        $      11.33
                                          -----------        ------------
                                          -----------        ------------
 ...........................................................................
CLASS B SHARES
  Net Assets                              $ 1,760,226        $  1,875,468
  Shares Outstanding                          226,479             178,803
  Net Asset Value, Offering Price and
   Redemption Price per share*            $      7.77        $      10.49
                                          -----------        ------------
                                          -----------        ------------
 ...........................................................................
CLASS C SHARES
  Net Assets                              $   100,752        $    493,442
  Shares Outstanding                           12,933              46,798
  Net Asset Value, Offering Price and
   Redemption Price per share*            $      7.79        $      10.54
                                          -----------        ------------
                                          -----------        ------------
 ...........................................................................
CLASS Y SHARES
  Net Assets                              $13,288,159        $200,600,153
  Shares Outstanding                        1,685,057          18,660,542
  Net Asset Value, Offering Price and
   Redemption Price per share             $      7.89        $      10.75
                                          -----------        ------------
                                          -----------        ------------
 ...........................................................................
ADVISOR SHARES
  Net Assets                              $        --        $         --
  Shares Outstanding                               --                  --
  Net Asset Value, Offering Price and
   Redemption Price per share             $        --        $         --
                                          -----------        ------------
                                          -----------        ------------
Investments, at cost                      $16,125,750        $227,006,280
                                          -----------        ------------
                                          -----------        ------------

--------------

 * Redemption Price per share varies by length of time shares are held.

22    HSBC INVESTOR FAMILY OF FUNDS           See notes to financial statements.

HSBC INVESTOR FAMILY OF FUNDS

.................................................................................


                                           GROWTH AND          MID-CAP         INTERNATIONAL         OVERSEAS
                                          INCOME FUND            FUND           EQUITY FUND        EQUITY FUND
                                        --------------     --------------     --------------     ---------------
ASSETS:
  Investments, at value (Note 2)          $182,794,298       $133,744,606       $257,942,398       $ 7,552,694
  Cash                                             110                 --                 --                --
  Interest and dividends receivable            101,769             12,000                 --                --
  Receivable for capital shares issued           1,016            431,535          7,817,747         1,770,777
  Receivable for investments sold            1,780,812          1,692,068                 --                --
  Receivable from Investment Adviser                --                 --                 --             7,346
  Tax reclaims receivable                           --                 --            364,821            18,759
  Prepaid expenses                              16,298              7,799             14,775            10,194
                                          ------------       ------------       ------------       -----------
  TOTAL ASSETS                             184,694,303        135,888,008        266,139,741         9,359,770
                                          ------------       ------------       ------------       -----------
LIABILITIES:
  Call options written, at value
   (premium received $167,245)                      --            202,250                 --                --
  Payable for investments purchased          2,075,019          5,572,276                 --                --
  Payable for capital shares redeemed            4,652                550                 --             7,212
  Accrued expenses and other
   liabilities:
    Investment management                       79,941             50,111                 --                --
    Administration                              16,068              8,294              7,818               293
    Distribution                                   970              2,807                 --               759
    Shareholder servicing                          521              1,122                 --             1,571
    Other                                        5,668             17,099             22,426            12,552
                                          ------------       ------------       ------------       -----------
  TOTAL LIABILITIES                          2,182,839          5,854,509             30,244            22,387
                                          ------------       ------------       ------------       -----------
NET ASSETS                                $182,511,464       $130,033,499       $266,109,497       $ 9,337,383
                                          ------------       ------------       ------------       -----------
                                          ------------       ------------       ------------       -----------
...................................................................................................................
COMPOSITION OF NET ASSETS:
  Capital                                 $231,918,849       $163,540,369       $315,120,518       $11,384,536
  Accumulated net investment income            474,540             (7,067)           647,837           (13,335)
  Accumulated net realized losses from
   investment, option and foreign
   currency transactions                   (57,537,902)       (39,066,041)       (23,293,294)         (901,144)
  Unrealized appreciation
   (depreciation) from investments,
   options and foreign currencies            7,655,977          5,566,238        (26,365,564)       (1,132,674)
                                          ------------       ------------       ------------       -----------
NET ASSETS                                $182,511,464       $130,033,499       $266,109,497       $ 9,337,383
                                          ------------       ------------       ------------       -----------
                                          ------------       ------------       ------------       -----------
...................................................................................................................
CLASS A (INVESTOR) SHARES
  Net Assets                              $  1,083,330       $  1,075,795       $         --       $ 8,545,177
  Shares Outstanding                           145,013            166,168                 --           888,710
  Net Asset Value and Redemption Price
   per share                              $       7.47       $       6.47       $         --       $      9.62
                                          ------------       ------------       ------------       -----------
                                          ------------       ------------       ------------       -----------
  Maximum sales charge                           5.00%              5.00%                 --             5.00%
                                          ------------       ------------       ------------       -----------
                                          ------------       ------------       ------------       -----------
  Maximum Offering Price per share
   (Net Asset Value/(100%-maximum
   sales charge))                         $       7.86       $       6.81       $         --       $     10.13
                                          ------------       ------------       ------------       -----------
                                          ------------       ------------       ------------       -----------
...................................................................................................................
CLASS B SHARES
  Net Assets                              $  1,577,627       $  4,647,136       $         --       $   698,829
  Shares Outstanding                           213,140            733,316                 --            74,822
  Net Asset Value, Offering Price and
   Redemption Price per share*            $       7.40       $       6.34       $         --       $      9.34
                                          ------------       ------------       ------------       -----------
                                          ------------       ------------       ------------       -----------
...................................................................................................................
CLASS C SHARES
  Net Assets                              $          7**     $     20,830       $         --       $    93,377
  Shares Outstanding                                 1              3,286                 --             9,823
  Net Asset Value, Offering Price and
   Redemption Price per share*            $       7.46***    $       6.34       $         --       $      9.51
                                          ------------       ------------       ------------       -----------
                                          ------------       ------------       ------------       -----------
...................................................................................................................
CLASS Y SHARES
  Net Assets                              $179,850,500       $         --       $         --       $        --
  Shares Outstanding                        24,052,419                 --                 --                --
  Net Asset Value, Offering Price and
   Redemption Price per share             $       7.48       $         --       $         --       $        --
                                          ------------       ------------       ------------       -----------
                                          ------------       ------------       ------------       -----------
...................................................................................................................
ADVISOR SHARES
  Net Assets                              $         --       $         --       $266,109,497       $        --
  Shares Outstanding                                --                 --         25,284,712                --
  Net Asset Value, Offering Price and
   Redemption Price per share             $         --       $         --       $      10.52       $        --
                                          ------------       ------------       ------------       -----------
                                          ------------       ------------       ------------       -----------
...................................................................................................................
TRUST SHARES
  Net Assets                              $         --       $124,289,738       $         --       $        --
  Shares Outstanding                                --         19,087,638                 --                --
  Net Asset Value, Offering Price and
   Redemption Price per share             $         --       $       6.51       $         --       $        --
                                          ------------       ------------       ------------       -----------
                                          ------------       ------------       ------------       -----------
  Investments, at cost                    $175,138,321       $128,143,363       $         --       $        --
                                          ------------       ------------       ------------       -----------
                                          ------------       ------------       ------------       -----------



                                           SMALL-CAP        OPPORTUNITY
                                          EQUITY FUND           FUND
                                        --------------     --------------
ASSETS:
  Investments, at value (Note 2)          $211,687,880       $13,837,376
  Cash                                              --                --
  Interest and dividends receivable                 --                --
  Receivable for capital shares issued         708,927            43,862
  Receivable for investments sold                   --                --
  Receivable from Investment Adviser                --             9,854
  Tax reclaims receivable                           --
  Prepaid expenses                              14,795            10,467
                                          ------------       -----------
  TOTAL ASSETS                             212,411,602        13,901,559
                                          ------------       -----------
LIABILITIES:
  Call options written, at value
   (premium received $167,245)                      --                --
  Payable for investments purchased                 --                --
  Payable for capital shares redeemed               --             3,021
  Accrued expenses and other
   liabilities:
    Investment management                           --                --
    Administration                               6,831               510
    Distribution                                    --               814
    Shareholder servicing                           --             2,697
    Other                                       18,769            16,064
                                          ------------       -----------
  TOTAL LIABILITIES                             25,600            23,106
                                          ------------       -----------
NET ASSETS                                $212,386,002       $13,878,453
                                          ------------       -----------
                                          ------------       -----------
.............................................................................
COMPOSITION OF NET ASSETS:
  Capital                                 $284,066,999       $18,486,570
  Accumulated net investment income           (645,256)          (96,757)
  Accumulated net realized losses from
   investment, option and foreign
   currency transactions                   (77,211,524)       (4,957,773)
  Unrealized appreciation
   (depreciation) from investments,
   options and foreign currencies            6,175,783           446,413
                                          ------------       -----------
NET ASSETS                                $212,386,002       $13,878,453
                                          ------------       -----------
                                          ------------       -----------
.............................................................................
CLASS A (INVESTOR) SHARES
  Net Assets                              $         --       $10,952,888
  Shares Outstanding                                --         1,365,187
  Net Asset Value and Redemption Price
   per share                              $         --       $      8.02
                                          ------------       -----------
                                          ------------       -----------
  Maximum sales charge                              --             5.00%
                                          ------------       -----------
                                          ------------       -----------
  Maximum Offering Price per share
   (Net Asset Value/(100%-maximum
   sales charge))                         $         --       $      8.44
                                          ------------       -----------
                                          ------------       -----------
.............................................................................
CLASS B SHARES
  Net Assets                              $         --       $ 2,632,665
  Shares Outstanding                                --           343,660
  Net Asset Value, Offering Price and
   Redemption Price per share*            $         --       $      7.66
                                          ------------       -----------
                                          ------------       -----------
.............................................................................
CLASS C SHARES
  Net Assets                              $         --       $   292,900
  Shares Outstanding                                --            37,918
  Net Asset Value, Offering Price and
   Redemption Price per share*            $         --       $      7.72
                                          ------------       -----------
                                          ------------       -----------
.............................................................................
CLASS Y SHARES
  Net Assets                              $         --       $        --
  Shares Outstanding                                --                --
  Net Asset Value, Offering Price and
   Redemption Price per share             $         --       $        --
                                          ------------       -----------
                                          ------------       -----------
.............................................................................
ADVISOR SHARES
  Net Assets                              $212,386,002       $        --
  Shares Outstanding                        22,277,231                --
  Net Asset Value, Offering Price and
   Redemption Price per share             $       9.53       $        --
                                          ------------       -----------
                                          ------------       -----------
.............................................................................
TRUST SHARES
  Net Assets                              $         --       $        --
  Shares Outstanding                                --                --
  Net Asset Value, Offering Price and
   Redemption Price per share             $         --       $        --
                                          ------------       -----------
                                          ------------       -----------
  Investments, at cost                    $         --       $        --
                                          ------------       -----------
                                          ------------       -----------

--------------

 * Redemption Price per share varies by length of time shares are held.

 ** Net assets of the Growth and Income Fund Class C Shares represent seed money only. As of April 30, 2003 the class has not commenced operations.

*** Due to rounding, Net Assets divided by Shares Outstanding does not equal the NAV.

See notes to financial statements.           HSBC INVESTOR FAMILY OF FUNDS    23

HSBC INVESTOR FAMILY OF FUNDS

 STATEMENTS OF OPERATIONS -- FOR THE SIX MONTHS ENDED APRIL 30, 2003 (UNAUDITED)
.................................................................................

                                                                                                     NEW YORK
                                            LIMITED          FIXED INCOME           BOND             TAX-FREE
                                         MATURITY FUND           FUND               FUND            BOND FUND
                                        ---------------    ---------------    ----------------   ---------------
INVESTMENT INCOME:
  Interest                                 $       --        $        --          $     --          $1,195,249
  Dividend                                         --                 --                --               5,677
  Investment income from portfolio          2,641,602          7,734,988           493,689                  --
  Expenses from portfolio                    (297,434)          (735,039)          (46,846)                 --
                                           ----------        -----------          --------          ----------
  TOTAL INVESTMENT INCOME                   2,344,168          6,999,949           446,843           1,200,926
                                           ----------        -----------          --------          ----------
                                           ----------        -----------          --------          ----------
...................................................................................................................
EXPENSES:
  Investment management                            --                 --                --              66,990
  Administration                               21,744             58,811             3,748              20,076
  Distribution:
  Class B Shares                               18,203                 --            24,641              51,701
  Class C Shares                                7,473                 --             3,369              11,070
  Shareholder servicing:
    Class A (Investor) Shares                   2,540                 --            15,675              21,343
    Class B Shares                              6,068                 --             8,214              17,234
    Class C Shares                              2,491                 --             1,123               3,690
  Accounting                                   17,878              4,469            13,405              34,414
  Custodian                                        --                 --                --               8,031
  Registration                                  5,318              5,432             7,078               3,496
  Transfer agent                               29,407             14,410            24,384              33,590
  Trustee                                         718              1,912               130                 403
  Other                                        14,504             40,466             2,395               9,192
                                           ----------        -----------          --------          ----------
    Total expenses before fee
      reductions                              126,344            125,500           104,162             281,230
    Fees reduced by Investment Adviser             --                 --           (12,853)                 --
                                           ----------        -----------          --------          ----------
    NET EXPENSES                              126,344            125,500            91,309             281,230
                                           ----------        -----------          --------          ----------
...................................................................................................................
  NET INVESTMENT INCOME                     2,217,824          6,874,449           355,534             919,696
                                           ----------        -----------          --------          ----------
 .................................................................................................................
NET REALIZED/UNREALIZED GAINS (LOSSES)
 FROM INVESTMENTS:
Net realized gains (losses) from
 investment transactions                      534,064            275,508             8,976             235,153
Change in unrealized
 appreciation/depreciation from
 investments                                1,257,412          8,834,121           576,416             804,807
                                           ----------        -----------          --------          ----------
...................................................................................................................
Net realized/unrealized gains from
 investment transactions                    1,791,476          9,109,629           585,392           1,039,960
                                           ----------        -----------          --------          ----------
CHANGE IN NET ASSETS RESULTING FROM
 OPERATIONS                                $4,009,300        $15,984,078          $940,926          $1,959,656
                                           ----------        -----------          --------          ----------
                                           ----------        -----------          --------          ----------




                                            BALANCED
                                              FUND           EQUITY FUND
                                        ---------------    ---------------
INVESTMENT INCOME:
  Interest                                  $131,311         $         --
  Dividend                                    79,793            1,423,239
  Investment income from portfolio                --                   --
  Expenses from portfolio                         --                   --
                                            --------         ------------
  TOTAL INVESTMENT INCOME                    211,104            1,423,239
                                            --------         ------------
                                            --------         ------------
.............................................................................
EXPENSES:
  Investment management                       40,062              473,515
  Administration                               5,457               77,311
  Distribution:
  Class B Shares                               5,748                6,413
  Class C Shares                                 365                2,019
  Shareholder servicing:
    Class A (Investor) Shares                    545               20,394
    Class B Shares                             1,916                2,138
    Class C Shares                               122                  673
  Accounting                                  31,818               41,880
  Custodian                                    5,783               42,501
  Registration                                 5,041                8,141
  Transfer agent                              31,297               44,757
  Trustee                                        110                1,493
  Other                                        2,216               28,829
                                            --------         ------------
    Total expenses before fee
      reductions                             130,480              750,064
    Fees reduced by Investment Adviser       (52,552)                  --
                                            --------         ------------
    NET EXPENSES                              77,928              750,064
                                            --------         ------------
.............................................................................
  NET INVESTMENT INCOME                      133,176              673,175
                                            --------         ------------
.............................................................................
NET REALIZED/UNREALIZED GAINS (LOSSES)
 FROM INVESTMENTS:
Net realized gains (losses) from
 investment transactions                    (496,450)         (15,784,545)
Change in unrealized
 appreciation/depreciation from
 investments                                 926,208           25,021,365
                                            --------         ------------
.............................................................................
Net realized/unrealized gains from
 investment transactions                     429,758            9,236,820
                                            --------         ------------
CHANGE IN NET ASSETS RESULTING FROM
 OPERATIONS                                 $562,934         $  9,909,995
                                            --------         ------------
                                            --------         ------------

24    HSBC INVESTOR FAMILY OF FUNDS           See notes to financial statements.

HSBC INVESTOR FAMILY OF FUNDS

STATEMENTS OF OPERATIONS -- FOR THE SIX MONTHS ENDED APRIL 30, 2003 (UNAUDITED)
 (CONTINUED)
.................................................................................

                                             GROWTH AND
                                               INCOME            MID-CAP         INTERNATIONAL         OVERSEAS
                                                FUND               FUND           EQUITY FUND        EQUITY FUND
                                          ---------------    ---------------    ---------------    ----------------
-------------------------------------------------------------------------------------------------------------------
INVESTMENT INCOME:
  Interest                                   $       --        $       223         $       --          $     --
  Dividend                                    1,535,007            491,519                 --                --
  Investment income from portfolio                   --                 --          2,413,394            88,334
  Tax reclaims                                       --                 --            163,108             5,325
  Foreign tax withholding from portfolio             --                 --           (385,199)          (14,030)
  Expenses from portfolio                            --                 --           (984,270)          (36,282)
                                             ----------        -----------         ----------          --------
  TOTAL INVESTMENT INCOME                     1,535,007            491,742          1,207,033            43,347
                                             ----------        -----------         ----------          --------
 ..............................................................................................................
EXPENSES:
  Investment management                         475,388            300,087                 --                --
  Administration                                 64,756             40,877             38,530             1,420
  Distribution:
   Class B Shares                                 4,791             16,246                 --             2,338
   Class C Shares                                    --                 75                 --               347
  Shareholder servicing:
   Class A (Investor) Shares                      1,471              1,216                 --             8,583
   Class B Shares                                 1,597              5,415                 --               779
   Class C Shares                                    --                 25                 --               116
  Accounting                                     31,850             31,217              4,469            13,406
  Custodian                                      27,062             27,888                 --                --
  Registration                                    8,823              4,537             10,808             6,189
  Transfer agent                                 33,167             52,939             15,155            29,167
  Trustee                                         1,285                799              1,178                49
  Other                                          28,057             17,488             27,021               940
                                             ----------        -----------         ----------          --------
   Total expenses before fee reductions         678,247            498,809             97,161            63,334
   Fees reduced by Investment Adviser                --                 --                 --           (25,026)
                                             ----------        -----------         ----------          --------
  NET EXPENSES                                  678,247            498,809             97,161            38,308
                                             ----------        -----------         ----------          --------
 ..............................................................................................................
NET INVESTMENT INCOME (LOSS)                    856,760             (7,067)         1,109,872             5,039
                                             ----------        -----------         ----------          --------
 ..............................................................................................................
NET REALIZED/UNREALIZED GAINS (LOSSES)
 FROM INVESTMENTS, OPTIONS AND FOREIGN
 CURRENCIES:
Net realized losses from investment,
 option and foreign currency
 transactions                                (9,385,152)        (7,418,038)        (4,732,884)         (222,407)
Change in unrealized
 appreciation/depreciation from
 investments, options and foreign
 currencies                                  15,858,895         10,352,889          5,801,392           237,467
                                             ----------        -----------         ----------          --------
 ..............................................................................................................
Net realized/unrealized gains from
 investment, options and foreign
 currency transactions                        6,473,743          2,934,851          1,068,508            15,060
                                             ----------        -----------         ----------          --------
CHANGE IN NET ASSETS RESULTING FROM
 OPERATIONS                                  $7,330,503        $ 2,927,784         $2,178,380          $ 20,099
                                             ----------        -----------         ----------          --------
                                             ----------        -----------         ----------          --------


                                            SMALL CAP         OPPORTUNITY
                                           EQUITY FUND            FUND
                                          ---------------    ---------------
INVESTMENT INCOME:
  Interest                                  $        --         $       --
  Dividend                                           --                 --
  Investment income from portfolio              308,736             22,686
  Tax reclaims                                       --                 --
  Foreign tax withholding from portfolio             --                 --
  Expenses from portfolio                      (866,189)           (63,525)
                                            -----------         ----------
  TOTAL INVESTMENT INCOME                      (557,453)           (40,839)
                                            -----------         ----------
 ..........................................................................
EXPENSES:
  Investment management                              --                 --
  Administration                                 33,796              2,484
  Distribution:
   Class B Shares                                    --              8,927
   Class C Shares                                    --              1,123
  Shareholder servicing:
   Class A (Investor) Shares                         --             13,226
   Class B Shares                                    --              2,976
   Class C Shares                                    --                374
  Accounting                                      4,469             13,405
  Custodian                                          --                 --
  Registration                                    9,120              6,501
  Transfer agent                                 14,967             42,946
  Trustee                                         1,102                 73
  Other                                          24,349              2,216
                                            -----------         ----------
   Total expenses before fee reductions          87,803             94,251
   Fees reduced by Investment Adviser                --            (38,333)
                                            -----------         ----------
  NET EXPENSES                                   87,803             55,918
                                            -----------         ----------
 ..........................................................................
NET INVESTMENT INCOME (LOSS)                   (645,256)           (96,757)
                                            -----------         ----------
 ..........................................................................
NET REALIZED/UNREALIZED GAINS (LOSSES)
 FROM INVESTMENTS, OPTIONS AND FOREIGN
 CURRENCIES:
Net realized losses from investment,
 option and foreign currency
 transactions                               (13,078,484)          (877,423)
Change in unrealized
 appreciation/depreciation from
 investments, options and foreign
 currencies                                  18,585,304          1,290,340
                                            -----------         ----------
 .........................................................................
Net realized/unrealized gains from
 investment, options and foreign
 currency transactions                        5,506,820            412,917
                                            -----------         ----------
CHANGE IN NET ASSETS RESULTING FROM
 OPERATIONS                                 $ 4,861,564         $  316,160
                                            -----------         ----------
                                            -----------         ----------

See notes to financial statements.           HSBC INVESTOR FAMILY OF FUNDS    25

HSBC INVESTOR FAMILY OF FUNDS

          STATEMENTS OF CHANGES IN NET ASSETS
.................................................................................

                                            LIMITED MATURITY FUND                             FIXED INCOME FUND
                                    ---------------------------------               ---------------------------------
                                       FOR THE SIX                                     FOR THE SIX
                                      MONTHS ENDED              FOR THE               MONTHS ENDED              FOR THE
                                     APRIL 30, 2003           YEAR ENDED             APRIL 30, 2003           YEAR ENDED
                                       (UNAUDITED)         OCTOBER 31, 2002            (UNAUDITED)         OCTOBER 31, 2002
---------------------------------------------------------------------------------------------------------------------------
INVESTMENT ACTIVITIES:
OPERATIONS:
  Net investment income                  $  2,217,824           $  3,687,229             $  6,874,449           $ 12,199,896
  Net realized gains (losses) from
    investment transactions                   534,064               (696,711)                 275,508                877,629
  Change in unrealized
    appreciation/depreciation from
    investments                             1,257,412                526,764                8,834,121              1,637,228
                                         ------------           ------------             ------------           ------------
CHANGE IN NET ASSETS RESULTING
 FROM OPERATIONS                            4,009,300              3,517,282               15,984,078             14,714,753
                                         ------------           ------------             ------------           ------------
 ...........................................................................................................................
DIVIDENDS:
NET INVESTMENT INCOME:
  Class A (Investor) Shares                   (38,192)               (51,982)                      --                     --
  Class B Shares                              (72,686)               (82,791)                      --                     --
  Class C Shares                              (29,910)               (29,109)                      --                     --
  Class Y Shares                           (2,151,678)            (3,587,497)                      --                     --
  Advisor Shares                                   --                     --               (7,506,438)           (13,256,763)
NET REALIZED GAINS:
  Class A (Investor) Shares                        --                 (4,520)                      --                     --
  Class B Shares                                   --                 (4,356)                      --                     --
  Class C Shares                                   --                   (718)                      --                     --
  Class Y (Adviser) Shares                         --               (302,276)                      --                     --
                                         ------------           ------------             ------------           ------------
CHANGE IN NET ASSETS FROM
 SHAREHOLDER DIVIDENDS                     (2,292,466)            (4,063,249)              (7,506,438)           (13,256,763)
                                         ------------           ------------             ------------           ------------
CHANGE IN NET ASSETS FROM CAPITAL
 SHARE TRANSACTIONS                        25,839,689             33,628,772               48,864,424            132,803,103
CHANGE IN NET ASSETS                       27,556,523             33,082,805               57,342,064            134,261,093
 ...........................................................................................................................
NET ASSETS:
  Beginning of period                     102,431,197             69,348,392              284,840,662            150,579,569
                                         ------------           ------------             ------------           ------------
  End of period                          $129,987,720           $102,431,197             $342,182,726           $284,840,662
                                         ------------           ------------             ------------           ------------
                                         ------------           ------------             ------------           ------------
  Accumulated net investment
    income                               $    (80,919)          $     (6,277)            $   (706,161)          $    (74,172)
                                         ------------           ------------             ------------           ------------
                                         ------------           ------------             ------------           ------------

26    HSBC INVESTOR FAMILY OF FUNDS           See notes to financial statements.

HSBC INVESTOR FAMILY OF FUNDS

.................................................................................

                                                      LIMITED MATURITY FUND                         FIXED INCOME FUND
                                            ------------------------------              ------------------------------
------------------------------------------------------------------------------------------------------------------------------
                                              FOR THE SIX                                 FOR THE SIX
                                             MONTHS ENDED            FOR THE              MONTHS ENDED           FOR THE
                                            APRIL 30, 2003         YEAR ENDED            APRIL 30, 2003         YEAR ENDED
                                              (UNAUDITED)        OCTOBER 31, 2002         (UNAUDITED)        OCTOBER 31, 2002
------------------------------------------------------------------------------------------------------------------------------
CAPITAL TRANSACTIONS:
CLASS A (INVESTOR) SHARES:
  Proceeds from shares issued                   $ 2,119,568          $   690,236            $         --        $          --
  Dividends reinvested                               35,739               53,853                      --                   --
  Cost of shares redeemed                        (2,063,596)            (110,071)                     --                   --
                                                -----------          -----------            ------------        -------------
Class A (Investor) Shares capital
 transactions                                        91,711              634,018                      --                   --
                                                -----------          -----------            ------------        -------------
...............................................................................................................................
CLASS B SHARES:
  Proceeds from shares issued                     2,070,094            3,542,800                      --                   --
  Dividends reinvested                               60,984               72,882                      --                   --
  Cost of shares redeemed                          (472,729)            (377,321)                     --                   --
                                                -----------          -----------            ------------        -------------
Class B Shares capital transactions               1,658,349            3,238,361                      --                   --
                                                -----------          -----------            ------------        -------------
...............................................................................................................................
CLASS C SHARES:
  Proceeds from shares issued                       893,634            1,659,670                      --                   --
  Dividends reinvested                               26,453               26,924                      --                   --
  Cost of shares redeemed                          (277,892)            (118,452)                     --                   --
                                                -----------          -----------            ------------        -------------
Class C Shares capital transactions                 642,195            1,568,142                      --                   --
                                                -----------          -----------            ------------        -------------
...............................................................................................................................
CLASS Y SHARES:
  Proceeds from shares issued                    26,856,828           32,116,873                      --                   --
  Dividends reinvested                            1,962,347            3,764,345                      --                   --
  Cost of shares redeemed                        (5,371,741)          (7,692,967)                     --                   --
                                                -----------          -----------            ------------        -------------
Class Y Shares capital transactions              23,447,434           28,188,251                      --                   --
                                                -----------          -----------            ------------        -------------
...............................................................................................................................
ADVISOR SHARES:
  Proceeds from shares issued                            --                   --              99,078,031          312,915,542
  Dividends reinvested                                   --                   --               1,627,859            4,745,964
  Cost of shares redeemed                                --                   --             (51,841,466)        (184,858,403)
                                                -----------          -----------            ------------        -------------
Advisor Shares capital transactions                      --                   --              48,864,424          132,803,103
                                                -----------          -----------            ------------        -------------
Change in net assets from capital
 transactions                                   $25,839,689          $33,628,772            $ 48,864,424        $ 132,803,103
                                                -----------          -----------            ------------        -------------
                                                -----------          -----------            ------------        -------------
...............................................................................................................................
SHARE TRANSACTIONS:
CLASS A (INVESTOR) SHARES:
  Issued                                            202,852               67,284                      --                   --
  Reinvested                                          3,407                5,236                      --                   --
  Redeemed                                         (196,493)             (10,737)                     --                   --
                                                -----------          -----------            ------------        -------------
Change in Class A (Investor) Shares                   9,766               61,783                      --                   --
                                                -----------          -----------            ------------        -------------
...............................................................................................................................
CLASS B SHARES:
  Issued                                            196,348              344,798                      --                   --
  Reinvested                                          5,805                7,140                      --                   --
  Redeemed                                          (44,843)             (36,553)                     --                   --
                                                -----------          -----------            ------------        -------------
Change in Class B Shares                            157,310              315,385                      --                   --
                                                -----------          -----------            ------------        -------------
...............................................................................................................................
CLASS C SHARES:
  Issued                                             84,863              162,291                      --                   --
  Reinvested                                          2,518                2,611                      --                   --
  Redeemed                                          (26,392)             (11,656)                     --                   --
                                                -----------          -----------            ------------        -------------
Change in Class C Shares                             60,989              153,246                      --                   --
                                                -----------          -----------            ------------        -------------
...............................................................................................................................
CLASS Y SHARES:
  Issued                                          2,553,959            3,107,329                      --                   --
  Reinvested                                        186,707              365,786                      --                   --
  Redeemed                                         (512,843)            (746,625)                     --                   --
                                                -----------          -----------            ------------        -------------
Change in Class Y Shares                          2,227,823            2,726,490                      --                   --
                                                -----------          -----------            ------------        -------------
...............................................................................................................................
ADVISOR SHARES:
  Issued                                                 --                   --               9,182,271           29,905,358
  Reinvested                                             --                   --                 151,037              449,538
  Redeemed                                               --                   --              (4,803,093)         (17,491,684)
                                                -----------          -----------            ------------        -------------
Change in Advisor Shares                                 --                   --               4,530,215           12,863,212
                                                -----------          -----------            ------------        -------------


See notes to financial statements.           HSBC INVESTOR FAMILY OF FUNDS    27

HSBC INVESTOR FAMILY OF FUNDS

.................................................................................

                                                                                                        NEW YORK
                                                            BOND FUND                              TAX-FREE BOND FUND
                                            ------------------------------              ------------------------------
------------------------------------------------------------------------------------------------------------------------------
                                              FOR THE SIX                                 FOR THE SIX
                                              MONTHS ENDED           FOR THE              MONTHS ENDED           FOR THE
                                             APRIL 30, 2003         YEAR ENDED           APRIL 30, 2003         YEAR ENDED
                                              (UNAUDITED)        OCTOBER 31, 2002         (UNAUDITED)        OCTOBER 31, 2002
------------------------------------------------------------------------------------------------------------------------------
INVESTMENT ACTIVITIES:
OPERATIONS:
  Net investment income                         $    355,534         $    609,977           $    919,696         $  1,523,914
  Net realized gains (losses) from
    investment transactions                            8,976             (125,841)               235,153              230,884
  Change in unrealized
    appreciation/depreciation
    from investments                                 576,416              134,884                804,807              606,908
                                                ------------         ------------           ------------         ------------
CHANGE IN NET ASSETS RESULTING FROM
 OPERATIONS                                          940,926              619,020              1,959,656            2,361,706
                                                ------------         ------------           ------------         ------------
...............................................................................................................................
DIVIDENDS:
NET INVESTMENT INCOME:
  Class A (Investor) Shares                         (266,890)            (476,334)              (301,724)            (536,951)
  Class B Shares                                    (114,821)            (161,790)              (191,766)            (249,302)
  Class C Shares                                     (15,908)             (35,707)               (40,812)             (52,534)
  Class Y Shares                                          --                   --               (375,528)            (684,658)
                                                ------------         ------------           ------------         ------------
CHANGE IN NET ASSETS FROM SHAREHOLDER
 DIVIDENDS                                          (397,619)            (673,831)              (909,830)          (1,523,445)
                                                ------------         ------------           ------------         ------------
CHANGE IN NET ASSETS FROM CAPITAL SHARE
 TRANSACTIONS                                      2,058,174           10,511,328              4,109,707           10,709,100
                                                ------------         ------------           ------------         ------------
CHANGE IN NET ASSETS                               2,601,481           10,456,517              5,159,533           11,547,361
...............................................................................................................................
NET ASSETS:
  Beginning of period                             19,160,194            8,703,677             51,401,358           39,853,997
                                                ------------         ------------           ------------         ------------
  End of period                                 $ 21,761,675         $ 19,160,194           $ 56,560,891         $ 51,401,358
                                                ------------         ------------           ------------         ------------
                                                ------------         ------------           ------------         ------------
  Accumulated net investment income             $    (45,799)        $     (3,714)          $     10,749         $        883
                                                ------------         ------------           ------------         ------------
                                                ------------         ------------           ------------         ------------


28    HSBC INVESTOR FAMILY OF FUNDS           See notes to financial statements.

HSBC INVESTOR FAMILY OF FUNDS

.................................................................................

                                                                                                        NEW YORK
                                                            BOND FUND                              TAX-FREE BOND FUND
                                            ------------------------------              ------------------------------
------------------------------------------------------------------------------------------------------------------------------
                                              FOR THE SIX                                 FOR THE SIX
                                             MONTHS ENDED            FOR THE             MONTHS ENDED            FOR THE
                                            APRIL 30, 2003         YEAR ENDED           APRIL 30, 2003          YEAR ENDED
                                              (UNAUDITED)        OCTOBER 31, 2002         (UNAUDITED)        OCTOBER 31, 2002
------------------------------------------------------------------------------------------------------------------------------
CAPITAL TRANSACTIONS:
CLASS A (INVESTOR) SHARES:
  Proceeds from shares issued                   $ 2,944,859          $ 8,793,395            $ 3,377,292          $  8,641,241
  Dividends reinvested                              247,670              438,217                279,922               517,840
  Cost of shares redeemed                        (1,878,059)          (3,793,983)            (1,604,444)          (10,712,477)
                                                -----------          -----------            -----------          ------------
Class A (Investor) Shares capital
 transactions                                     1,314,470            5,437,629              2,052,770            (1,553,396)
                                                -----------          -----------            -----------          ------------
...............................................................................................................................
CLASS B SHARES:
  Proceeds from shares issued                     1,191,168            4,883,502              3,384,218             7,565,354
  Dividends reinvested                               95,760              130,482                148,896               189,995
  Cost of shares redeemed                          (396,268)            (402,978)              (537,129)             (866,052)
                                                -----------          -----------            -----------          ------------
Class B Shares capital transactions                 890,660            4,611,006              2,995,985             6,889,297
                                                -----------          -----------            -----------          ------------
...............................................................................................................................
CLASS C SHARES:
  Proceeds from shares issued                         3,000              789,595                764,079             1,745,774
  Dividends reinvested                               11,644               32,561                 31,522                44,081
  Cost of shares redeemed                          (161,600)            (359,463)              (123,413)             (743,128)
                                                -----------          -----------            -----------          ------------
Class C Shares capital transactions                (146,956)             462,693                672,188             1,046,727
                                                -----------          -----------            -----------          ------------
...............................................................................................................................
CLASS Y SHARES:
  Proceeds from shares issued                            --                   --              4,900,632            15,051,732
  Dividends reinvested                                   --                   --                118,645               258,502
  Cost of shares redeemed                                --                   --             (6,630,513)          (10,983,762)
                                                -----------          -----------            -----------          ------------
Class Y Shares capital transactions                      --                   --             (1,611,236)            4,326,472
                                                -----------          -----------            -----------          ------------
CHANGE IN NET ASSETS FROM CAPITAL
 TRANSACTIONS                                   $ 2,058,174          $10,511,328            $ 4,109,707          $ 10,709,100
                                                -----------          -----------            -----------          ------------
                                                -----------          -----------            -----------          ------------
...............................................................................................................................
SHARE TRANSACTIONS:
CLASS A (INVESTOR) SHARES:
  Issued                                            279,438              852,357                303,548               793,327
  Reinvested                                         23,526               42,473                 25,095                47,508
  Redeemed                                         (178,972)            (367,469)              (143,937)             (988,665)
                                                -----------          -----------            -----------          ------------
Change in Class A (Investor) Shares                 123,992              527,361                184,706              (147,830)
                                                -----------          -----------            -----------          ------------
...............................................................................................................................
CLASS B SHARES:
  Issued                                            112,909              474,356                303,223               693,973
  Reinvested                                          9,093               12,636                 13,356                17,430
  Redeemed                                          (37,532)             (38,903)               (48,310)              (79,697)
                                                -----------          -----------            -----------          ------------
Change in Class B Shares                             84,470              448,089                268,269               631,706
                                                -----------          -----------            -----------          ------------
...............................................................................................................................
CLASS C SHARES:
  Issued                                                284               76,684                 68,280               159,355
  Reinvested                                          1,108                3,159                  2,817                 4,018
  Redeemed                                          (15,400)             (35,037)               (10,972)              (67,865)
                                                -----------          -----------            -----------          ------------
Change in Class C Shares                            (14,008)              44,806                 60,125                95,508
                                                -----------          -----------            -----------          ------------
...............................................................................................................................
CLASS Y SHARES:
  Issued                                                 --                   --                439,011             1,388,804
  Reinvested                                             --                   --                 10,643                23,646
  Redeemed                                               --                   --               (594,005)           (1,002,656)
                                                -----------          -----------            -----------          ------------
Change in Class Y Shares                                 --                   --               (144,351)              409,794
                                                -----------          -----------            -----------          ------------


See notes to financial statements.           HSBC INVESTOR FAMILY OF FUNDS    29

HSBC INVESTOR FAMILY OF FUNDS

................................................................................

                                                          BALANCED FUND                                EQUITY FUND
                                            ------------------------------              ------------------------------
------------------------------------------------------------------------------------------------------------------------------
                                              FOR THE SIX                                 FOR THE SIX
                                             MONTHS ENDED            FOR THE              MONTHS ENDED           FOR THE
                                            APRIL 30, 2003         YEAR ENDED            APRIL 30, 2003         YEAR ENDED
                                              (UNAUDITED)        OCTOBER 31, 2002         (UNAUDITED)        OCTOBER 31, 2002
------------------------------------------------------------------------------------------------------------------------------
INVESTMENT ACTIVITIES:
OPERATIONS:
  Net investment income                         $   133,176          $   296,118            $    673,175         $  1,072,599
  Net realized losses from investment
    transactions                                   (496,450)          (1,733,733)            (15,784,545)         (29,117,568)
  Change in unrealized
    appreciation/depreciation from
    investments                                     926,208              (90,459)             25,021,365          (27,338,527)
                                                -----------          -----------            ------------         ------------
CHANGE IN NET ASSETS FROM OPERATIONS                562,934           (1,528,074)              9,909,995          (55,383,496)
                                                -----------          -----------            ------------         ------------
...............................................................................................................................
DIVIDENDS:
NET INVESTMENT INCOME:
  Class A (Investor) Shares                          (7,857)              (3,748)                (42,980)             (36,107)
  Class B Shares                                    (23,037)              (5,763)                     --                   --
  Class C Shares                                     (1,471)                (813)                     --                   --
  Class Y Shares                                   (257,635)            (179,777)               (793,658)            (842,473)
                                                -----------          -----------            ------------         ------------
CHANGE IN NET ASSETS FROM SHAREHOLDER
 DIVIDENDS                                         (290,000)            (190,101)               (836,638)            (878,580)
                                                -----------          -----------            ------------         ------------
CHANGE IN NET ASSETS FROM CAPITAL SHARE
 TRANSACTIONS                                       775,680               90,197              18,155,544          102,470,636
                                                -----------          -----------            ------------         ------------
CHANGE IN NET ASSETS                              1,048,614           (1,627,978)             27,228,901           46,208,560
...............................................................................................................................
NET ASSETS:
  Beginning of period                            14,584,585           16,212,563             192,894,060          146,685,500
                                                -----------          -----------            ------------         ------------
  End of period                                 $15,633,199          $14,584,585            $220,122,961         $192,894,060
                                                -----------          -----------            ------------         ------------
                                                -----------          -----------            ------------         ------------
  Accumulated net investment income             $    84,267          $   241,091            $     64,981         $    228,444
                                                -----------          -----------            ------------         ------------
                                                -----------          -----------            ------------         ------------


30    HSBC INVESTOR FAMILY OF FUNDS           See notes to financial statements.

HSBC INVESTOR FAMILY OF FUNDS

................................................................................

                                                          BALANCED FUND                                EQUITY FUND
                                            ------------------------------              ------------------------------
------------------------------------------------------------------------------------------------------------------------------
                                              FOR THE SIX                                 FOR THE SIX
                                              MONTHS ENDED           FOR THE              MONTHS ENDED           FOR THE
                                             APRIL 30, 2003         YEAR ENDED           APRIL 30, 2003         YEAR ENDED
                                              (UNAUDITED)        OCTOBER 31, 2002         (UNAUDITED)        OCTOBER 31, 2002
------------------------------------------------------------------------------------------------------------------------------
CAPITAL TRANSACTIONS:
CLASS A (INVESTOR) SHARES:
  Proceeds from shares issued                   $     71,578         $    254,543           $  1,969,117         $ 11,957,002
  Dividends reinvested                                 6,663                3,367                 41,888               35,456
  Cost of shares redeemed                            (23,646)            (103,414)            (2,464,949)          (8,621,362)
                                                ------------         ------------           ------------         ------------
Class A (Investor) Shares capital
 transactions                                         54,595              154,496               (453,944)           3,371,096
                                                ------------         ------------           ------------         ------------
...............................................................................................................................
CLASS B SHARES:
  Proceeds from shares issued                        359,251            1,077,745                259,302            1,081,923
  Dividends reinvested                                22,644                5,589                     --                   --
  Cost of shares redeemed                           (136,576)             (97,724)              (169,447)            (279,702)
                                                ------------         ------------           ------------         ------------
Class B Shares capital transactions                  245,319              985,610                 89,855              802,221
                                                ------------         ------------           ------------         ------------
...............................................................................................................................
CLASS C SHARES:
  Proceeds from shares issued                          2,498                2,500                  5,340               31,580
  Dividends reinvested                                 1,471                  813                     --                   --
  Cost of shares redeemed                             (2,501)                (821)               (99,717)             (63,795)
                                                ------------         ------------           ------------         ------------
Class C Shares capital transactions                    1,468                2,492                (94,377)             (32,215)
                                                ------------         ------------           ------------         ------------
...............................................................................................................................
CLASS Y SHARES:
  Proceeds from shares issued                      1,218,205            2,172,114             36,807,407          120,030,391
  Dividends reinvested                               257,635              179,778                743,937              769,198
  Cost of shares redeemed                         (1,001,542)          (3,404,293)           (18,937,334)         (22,470,055)
                                                ------------         ------------           ------------         ------------
Class Y Shares capital transactions                  474,298           (1,052,401)            18,614,010           98,329,534
                                                ------------         ------------           ------------         ------------
CHANGE IN NET ASSETS FROM CAPITAL
 TRANSACTIONS                                   $    775,680         $     90,197           $ 18,155,544         $102,470,636
                                                ------------         ------------           ------------         ------------
                                                ------------         ------------           ------------         ------------
...............................................................................................................................
SHARE TRANSACTIONS:
CLASS A (INVESTOR) SHARES:
  Issued                                               9,550               30,620                190,708              986,765
  Reinvested                                             881                  390                  4,170                3,050
  Redeemed                                            (3,096)             (13,028)              (240,701)            (672,658)
                                                ------------         ------------           ------------         ------------
Change in Class A (Investor) Shares                    7,335               17,982                (45,823)             317,157
                                                ------------         ------------           ------------         ------------
...............................................................................................................................
CLASS B SHARES:
  Issued                                              48,108              130,189                 25,970               86,551
  Reinvested                                           3,003                  647                     --                   --
  Redeemed                                           (18,160)             (12,342)               (17,234)             (25,209)
                                                ------------         ------------           ------------         ------------
Change in Class B Shares                              32,951              118,494                  8,736               61,342
                                                ------------         ------------           ------------         ------------
...............................................................................................................................
CLASS C SHARES:
  Issued                                                 328                  298                    530                2,531
  Reinvested                                             195                   94                     --                   --
  Redeemed                                              (328)                (108)                (9,933)              (6,145)
                                                ------------         ------------           ------------         ------------
Change in Class C Shares                                 195                  284                 (9,403)              (3,614)
                                                ------------         ------------           ------------         ------------
...............................................................................................................................
CLASS Y SHARES:
  Issued                                             159,780              261,958              3,535,548            8,983,553
  Reinvested                                          33,766               20,688                 74,035               64,275
  Redeemed                                          (132,506)            (417,055)            (1,838,877)          (1,940,804)
                                                ------------         ------------           ------------         ------------
Change in Class Y Shares                              61,040             (134,409)             1,770,706            7,107,024
                                                ------------         ------------           ------------         ------------


See notes to financial statements.           HSBC INVESTOR FAMILY OF FUNDS    31

HSBC INVESTOR FAMILY OF FUNDS

................................................................................

                                                     GROWTH AND INCOME FUND                           MID-CAP FUND
                                            ------------------------------              ------------------------------
------------------------------------------------------------------------------------------------------------------------------
                                              FOR THE SIX                                 FOR THE SIX
                                              MONTHS ENDED           FOR THE              MONTHS ENDED           FOR THE
                                             APRIL 30, 2003         YEAR ENDED           APRIL 30, 2003         YEAR ENDED
                                              (UNAUDITED)        OCTOBER 31, 2002         (UNAUDITED)        OCTOBER 31, 2002
------------------------------------------------------------------------------------------------------------------------------
INVESTMENT ACTIVITIES:
OPERATIONS:
  Net investment income (loss)                  $    856,760         $  1,337,897           $     (7,067)        $   (304,696)
  Net realized losses from investment and
    options transactions                          (9,385,152)         (24,672,615)            (7,418,038)         (18,552,349)
  Change in unrealized
    appreciation/depreciation
    from investments and options                  15,858,895          (17,117,988)            10,352,889           (8,355,049)
                                                ------------         ------------           ------------         ------------
CHANGE IN NET ASSETS FROM OPERATIONS               7,330,503          (40,452,706)             2,927,784          (27,212,094)
                                                ------------         ------------           ------------         ------------
...............................................................................................................................
DIVIDENDS:
NET INVESTMENT INCOME:
  Class A (Investor) Shares                           (5,810)              (2,986)                    --                   --
  Class B Shares                                        (858)                  --                     --                   --
  Class Y Shares                                  (1,197,478)            (799,787)                    --                   --
                                                ------------         ------------           ------------         ------------
CHANGE IN NET ASSETS FROM SHAREHOLDER
 DIVIDENDS                                        (1,204,146)            (802,773)                    --                   --
                                                ------------         ------------           ------------         ------------
CHANGE IN NET ASSETS FROM CAPITAL SHARE
 TRANSACTIONS                                      5,113,568           (8,951,741)            23,625,496           (3,472,044)
                                                ------------         ------------           ------------         ------------
CHANGE IN NET ASSETS                              11,239,925          (50,207,220)            26,553,280          (30,684,138)
...............................................................................................................................
NET ASSETS:
  Beginning of period                            171,271,539          221,478,759            103,480,219          134,164,357
                                                ------------         ------------           ------------         ------------
  End of period                                 $182,511,464         $171,271,539           $130,033,499         $103,480,219
                                                ------------         ------------           ------------         ------------
                                                ------------         ------------           ------------         ------------
  Accumulated net investment income             $    474,540         $    821,926           $     (7,067)        $         --
                                                ------------         ------------           ------------         ------------
                                                ------------         ------------           ------------         ------------


32    HSBC INVESTOR FAMILY OF FUNDS           See notes to financial statements.

HSBC INVESTOR FAMILY OF FUNDS

................................................................................

                                                     GROWTH AND INCOME FUND                           MID-CAP FUND
                                            ------------------------------              ------------------------------
------------------------------------------------------------------------------------------------------------------------------
                                              FOR THE SIX                                 FOR THE SIX
                                              MONTHS ENDED           FOR THE              MONTHS ENDED           FOR THE
                                             APRIL 30, 2003         YEAR ENDED           APRIL 30, 2003         YEAR ENDED
                                              (UNAUDITED)        OCTOBER 31, 2002         (UNAUDITED)        OCTOBER 31, 2002
------------------------------------------------------------------------------------------------------------------------------
CAPITAL TRANSACTIONS:
CLASS A (INVESTOR) SHARES:
  Proceeds from shares issued                   $    167,324         $    601,471           $    163,280         $    577,280
  Dividends reinvested                                 5,561                2,897                     --                   --
  Cost of shares redeemed                           (426,714)            (899,525)              (124,298)            (212,541)
                                                ------------         ------------           ------------         ------------
Class A (Investor) Shares capital
 transactions                                       (253,829)            (295,157)                38,982              364,739
                                                ------------         ------------           ------------         ------------
...............................................................................................................................
CLASS B SHARES:
  Proceeds from shares issued                        425,669            1,229,558                396,254            2,417,457
  Dividends reinvested                                   846                   --                     --                   --
  Cost of shares redeemed                            (64,532)            (120,487)              (251,106)            (592,594)
                                                ------------         ------------           ------------         ------------
Class B Shares capital transactions                  361,983            1,109,071                145,148            1,824,863
                                                ------------         ------------           ------------         ------------
...............................................................................................................................
CLASS C SHARES:
  Proceeds from shares issued                             --                   --                     --               26,336
  Cost of shares redeemed                                 --                   --                     --              (21,556)
                                                ------------         ------------           ------------         ------------
Class C Shares capital transactions                       --                   --                     --                4,780
                                                ------------         ------------           ------------         ------------
...............................................................................................................................
CLASS Y SHARES:
  Proceeds from shares issued                     21,305,230           16,872,208                     --                   --
  Dividends reinvested                               242,845              178,816                     --                   --
  Cost of shares redeemed                        (16,542,661)         (26,816,679)                    --                   --
                                                ------------         ------------           ------------         ------------
Class Y Shares capital transactions                5,005,414           (9,765,655)                    --                   --
                                                ------------         ------------           ------------         ------------
...............................................................................................................................
TRUST SHARES:
  Proceeds from shares issued                             --                   --             32,176,483           42,412,795
  Cost of shares redeemed                                 --                   --             (8,735,117)         (48,079,221)
                                                ------------         ------------           ------------         ------------
Trust Shares capital transactions                         --                   --             23,441,366           (5,666,426)
                                                ------------         ------------           ------------         ------------
CHANGE IN NET ASSETS FROM CAPITAL
 TRANSACTIONS                                   $  5,113,568         $ (8,951,741)          $ 23,625,496         $ (3,472,044)
                                                ------------         ------------           ------------         ------------
                                                ------------         ------------           ------------         ------------
...............................................................................................................................
SHARE TRANSACTIONS:
CLASS A (INVESTOR) SHARES:
  Issued                                              23,560               69,737                 26,086               71,687
  Reinvested                                             775                  308                     --                   --
  Redeemed                                           (60,421)            (105,318)               (20,083)             (28,927)
                                                ------------         ------------           ------------         ------------
Change in Class A (Investor) Shares                  (36,086)             (35,273)                 6,003               42,760
                                                ------------         ------------           ------------         ------------
...............................................................................................................................
CLASS B SHARES:
  Issued                                              60,530              140,389                 65,246              305,404
  Reinvested                                             119                   --                     --                   --
  Redeemed                                            (9,057)             (16,034)               (40,904)             (85,941)
                                                ------------         ------------           ------------         ------------
Change in Class B Shares                              51,592              124,355                 24,342              219,463
                                                ------------         ------------           ------------         ------------
...............................................................................................................................
CLASS C SHARES:
  Issued                                                  --                   --                     --                3,391
  Redeemed                                                --                   --                     --               (2,753)
                                                ------------         ------------           ------------         ------------
Change in Class C Shares                                  --                   --                     --                  638
                                                ------------         ------------           ------------         ------------
...............................................................................................................................
CLASS Y SHARES:
  Issued                                           2,981,498            1,990,822                     --                   --
  Reinvested                                          33,922               19,925                     --                   --
  Redeemed                                        (2,328,268)          (3,209,191)                    --                   --
                                                ------------         ------------           ------------         ------------
Change in Class Y Shares                             687,152           (1,198,444)                    --                   --
                                                ------------         ------------           ------------         ------------
...............................................................................................................................
TRUST SHARES:
  Issued                                                  --                   --              5,003,203            5,158,172
  Redeemed                                                --                   --             (1,402,123)          (6,022,361)
                                                ------------         ------------           ------------         ------------
Change in Trust Shares                                    --                   --              3,601,080             (864,189)
                                                ------------         ------------           ------------         ------------


See notes to financial statements.           HSBC INVESTOR FAMILY OF FUNDS    33

HSBC INVESTOR FAMILY OF FUNDS

................................................................................

                                                    INTERNATIONAL EQUITY FUND                     OVERSEAS EQUITY FUND
                                            ------------------------------              ------------------------------
------------------------------------------------------------------------------------------------------------------------------
                                              FOR THE SIX                                 FOR THE SIX
                                              MONTHS ENDED           FOR THE              MONTHS ENDED           FOR THE
                                             APRIL 30, 2003         YEAR ENDED           APRIL 30, 2003         YEAR ENDED
                                              (UNAUDITED)        OCTOBER 31, 2002         (UNAUDITED)        OCTOBER 31, 2002
------------------------------------------------------------------------------------------------------------------------------
INVESTMENT ACTIVITIES:
OPERATIONS:
  Net investment income (loss)                  $  1,109,872         $  1,520,651           $      5,039         $    (20,655)
  Net realized losses from investment
    and foreign currency transactions             (4,732,884)         (14,464,908)              (222,407)            (570,945)
  Change in unrealized
    appreciation/depreciation
    from investments and foreign currencies        5,801,392          (13,761,843)               237,467             (753,586)
                                                ------------         ------------           ------------         ------------
CHANGE IN NET ASSETS RESULTING FROM
 OPERATIONS                                        2,178,380          (26,706,100)                20,099           (1,345,186)
                                                ------------         ------------           ------------         ------------
...............................................................................................................................
DIVIDENDS:
NET INVESTMENT INCOME:
  Class A (Investor) Shares                               --                   --                (71,236)             (83,152)
  Class B Shares                                          --                   --                 (3,341)                (894)
  Class C Shares                                          --                   --                    (54)                  --
  Advisor Shares                                  (3,705,000)          (2,797,529)                    --                   --
NET REALIZED GAINS FROM INVESTMENT AND
 FOREIGN CURRENCY TRANSACTIONS:
  Class A (Investor) Shares                               --                   --                     --             (189,407)
  Class B Shares                                          --                   --                     --               (7,926)
  Class C Shares                                          --                   --                     --               (3,527)
                                                ------------         ------------           ------------         ------------
CHANGE IN NET ASSETS FROM SHAREHOLDER
 DIVIDENDS                                        (3,705,000)          (2,797,529)               (74,631)            (284,906)
                                                ------------         ------------           ------------         ------------
CHANGE IN NET ASSETS FROM CAPITAL SHARE
 TRANSACTIONS                                     72,932,384           39,713,366              1,505,116            2,143,644
                                                ------------         ------------           ------------         ------------
CHANGE IN NET ASSETS                              71,405,764           10,209,737              1,450,584              513,552
...............................................................................................................................
NET ASSETS:
  Beginning of period                            194,703,733          184,493,996              7,886,799            7,373,247
                                                ------------         ------------           ------------         ------------
  End of period                                 $266,109,497         $194,703,733           $  9,337,383         $  7,886,799
                                                ------------         ------------           ------------         ------------
                                                ------------         ------------           ------------         ------------
  Accumulated net investment income             $    647,837         $  3,242,965           $    (13,335)        $     56,257
                                                ------------         ------------           ------------         ------------
                                                ------------         ------------           ------------         ------------


34    HSBC INVESTOR FAMILY OF FUNDS           See notes to financial statements.

HSBC INVESTOR FAMILY OF FUNDS

.................................................................................

                                              INTERNATIONAL EQUITY FUND                         OVERSEAS EQUITY FUND
                                    ---------------------------------               ---------------------------------
------------------------------------------------------------------------------------------------------------------------------
                                       FOR THE SIX                                     FOR THE SIX
                                      MONTHS ENDED              FOR THE               MONTHS ENDED             FOR THE
                                     APRIL 30, 2003           YEAR ENDED             APRIL 30, 2003           YEAR ENDED
                                       (UNAUDITED)         OCTOBER 31, 2002           (UNAUDITED)          OCTOBER 31, 2002
------------------------------------------------------------------------------------------------------------------------------
CAPITAL TRANSACTIONS:
CLASS A (INVESTOR) SHARES:
  Proceeds from shares issued            $         --           $         --             $ 9,170,601            $ 6,142,944
  Dividends reinvested                             --                     --                  69,478                270,064
  Cost of shares redeemed                          --                     --              (7,856,543)            (4,650,406)
                                         ------------           ------------             -----------            -----------
Class A (Investor) Shares capital
 transactions                                      --                     --               1,383,536              1,762,602
                                         ------------           ------------             -----------            -----------
...............................................................................................................................
CLASS B SHARES:
  Proceeds from shares issued                      --                     --                 167,672                436,595
  Dividends reinvested                             --                     --                   3,234                  8,694
  Cost of shares redeemed                          --                     --                 (48,642)               (40,890)
                                         ------------           ------------             -----------            -----------
Class B Shares capital
 transactions                                      --                     --                 122,264                404,399
                                         ------------           ------------             -----------            -----------
...............................................................................................................................
CLASS C SHARES:
  Proceeds from shares issued                      --                     --                   2,420                  8,840
  Dividends reinvested                             --                     --                      54                  3,527
  Cost of shares redeemed                          --                     --                  (3,158)               (35,724)
                                         ------------           ------------             -----------            -----------
Class C Shares capital
 transactions                                      --                     --                    (684)               (23,357)
                                         ------------           ------------             -----------            -----------
...............................................................................................................................
ADVISOR SHARES:
  Proceeds from shares issued             278,663,298            638,506,248                      --                     --
  Dividends reinvested                      2,711,050              1,765,422                      --                     --
  Cost of shares redeemed                (208,441,964)          (600,558,304)                     --                     --
                                         ------------           ------------             -----------            -----------
Advisor Shares capital
 transactions                              72,932,384             39,713,366                      --                     --
                                         ------------           ------------             -----------            -----------
CHANGE IN NET ASSETS FROM CAPITAL
 TRANSACTIONS                            $ 72,932,384           $ 39,713,366             $ 1,505,116            $ 2,143,644
                                         ------------           ------------             -----------            -----------
                                         ------------           ------------             -----------            -----------
...............................................................................................................................
SHARE TRANSACTIONS:
CLASS A (INVESTOR) SHARES:
  Issued                                           --                     --                 982,813                534,842
  Reinvested                                       --                     --                   7,075                 22,454
  Redeemed                                         --                     --                (831,239)              (422,514)
                                         ------------           ------------             -----------            -----------
Change in Class A (Investor)
 Shares                                            --                     --                 158,649                134,782
                                         ------------           ------------             -----------            -----------
...............................................................................................................................
CLASS B SHARES:
  Issued                                           --                     --                  18,399                 38,648
  Reinvested                                       --                     --                     339                    744
  Redeemed                                         --                     --                  (5,463)                (3,888)
                                         ------------           ------------             -----------            -----------
Change in Class B Shares                           --                     --                  13,275                 35,504
                                         ------------           ------------             -----------            -----------
...............................................................................................................................
CLASS C SHARES:
  Issued                                           --                     --                     248                    885
  Reinvested                                       --                     --                       6                    299
  Redeemed                                         --                     --                    (326)                (3,453)
                                         ------------           ------------             -----------            -----------
Change in Class C Shares                           --                     --                     (72)                (2,269)
                                         ------------           ------------             -----------            -----------
...............................................................................................................................
ADVISOR SHARES:
  Issued                                   27,195,678             53,518,520                      --                     --
  Reinvested                                  255,518                134,868                      --                     --
  Redeemed                                (20,310,668)           (50,202,271)                     --                     --
                                         ------------           ------------             -----------            -----------
Change in Advisor Shares                    7,140,528              3,451,117                      --                     --
                                         ------------           ------------             -----------            -----------


See notes to financial statements.           HSBC INVESTOR FAMILY OF FUNDS    35

HSBC INVESTOR FAMILY OF FUNDS

.................................................................................

                                                SMALL CAP EQUITY FUND                             OPPORTUNITY FUND
                                    ---------------------------------               ---------------------------------
------------------------------------------------------------------------------------------------------------------------------
                                       FOR THE SIX                                     FOR THE SIX
                                      MONTHS ENDED              FOR THE               MONTHS ENDED             FOR THE
                                     APRIL 30, 2003           YEAR ENDED             APRIL 30, 2003           YEAR ENDED
                                       (UNAUDITED)         OCTOBER 31, 2002           (UNAUDITED)          OCTOBER 31, 2002
------------------------------------------------------------------------------------------------------------------------------
INVESTMENT ACTIVITIES:
OPERATIONS:
  Net investment loss                    $   (645,256)          $ (1,827,171)            $   (96,757)           $  (244,098)
  Net realized losses from
    investment transactions               (13,078,484)           (49,966,937)               (877,423)            (3,360,778)
  Change in unrealized
    appreciation/depreciation from
    investments                            18,585,304              2,106,990               1,290,340                230,012
                                         ------------           ------------             -----------            -----------
CHANGE IN NET ASSETS RESULTING
 FROM OPERATIONS                            4,861,564            (49,687,118)                316,160             (3,374,864)
                                         ------------           ------------             -----------            -----------
CHANGE IN NET ASSETS FROM CAPITAL
 SHARE TRANSACTIONS                        16,838,779             60,107,797                (524,132)             3,847,236
                                         ------------           ------------             -----------            -----------
CHANGE IN NET ASSETS                       21,700,343             10,420,679                (207,972)               472,372
                                         ------------           ------------             -----------            -----------
...............................................................................................................................
NET ASSETS:
  Beginning of period                     190,685,659            180,264,980              14,086,425             13,614,053
                                         ------------           ------------             -----------            -----------
  End of period                          $212,386,002           $190,685,659             $13,878,453            $14,086,425
                                         ------------           ------------             -----------            -----------
                                         ------------           ------------             -----------            -----------
  Accumulated net investment
    income                               $   (645,256)          $         --             $   (96,757)           $        --
                                         ------------           ------------             -----------            -----------
                                         ------------           ------------             -----------            -----------


36    HSBC INVESTOR FAMILY OF FUNDS           See notes to financial statements.

HSBC INVESTOR FAMILY OF FUNDS

.................................................................................

                                                      SMALL CAP EQUITY FUND                         OPPORTUNITY FUND
                                            ------------------------------              ------------------------------
------------------------------------------------------------------------------------------------------------------------------
                                              FOR THE SIX                                 FOR THE SIX
                                              MONTHS ENDED           FOR THE             MONTHS ENDED            FOR THE
                                             APRIL 30, 2003         YEAR ENDED          APRIL 30, 2003         YEAR ENDED
                                              (UNAUDITED)        OCTOBER 31, 2002         (UNAUDITED)        OCTOBER 31, 2002
------------------------------------------------------------------------------------------------------------------------------
CAPITAL TRANSACTIONS:
CLASS A (INVESTOR) SHARES:
  Proceeds from shares issued                   $         --        $          --           $   878,737          $ 4,308,030
  Cost of shares redeemed                                 --                   --            (1,563,954)          (2,279,481)
                                                ------------        -------------           -----------          -----------
Class A (Investor) Shares capital
 transactions                                             --                   --              (685,217)           2,028,549
                                                ------------        -------------           -----------          -----------
...............................................................................................................................
CLASS B SHARES:
  Proceeds from shares issued                             --                   --               337,799            2,185,532
  Cost of shares redeemed                                 --                   --              (136,474)            (368,574)
                                                ------------        -------------           -----------          -----------
Class B Shares capital transactions                       --                   --               201,325            1,816,958
                                                ------------        -------------           -----------          -----------
...............................................................................................................................
CLASS C SHARES:
  Proceeds from shares issued                             --                   --                 6,418              109,966
  Cost of shares redeemed                                 --                   --               (46,658)            (108,237)
                                                ------------        -------------           -----------          -----------
Class C Shares capital transactions                       --                   --               (40,240)               1,729
                                                ------------        -------------           -----------          -----------
...............................................................................................................................
ADVISOR SHARES:
  Proceeds from shares issued                     87,810,677          166,252,280                    --                   --
  Cost of shares redeemed                        (70,971,898)        (106,144,483)                   --                   --
                                                ------------        -------------           -----------          -----------
Advisor Shares capital transactions               16,838,779           60,107,797                    --                   --
                                                ------------        -------------           -----------          -----------
CHANGE IN NET ASSETS FROM CAPITAL
 TRANSACTIONS                                   $ 16,838,779        $  60,107,797           $  (524,132)         $ 3,847,236
                                                ------------        -------------           -----------          -----------
                                                ------------        -------------           -----------          -----------
...............................................................................................................................
SHARE TRANSACTIONS:
CLASS A (INVESTOR) SHARES:
  Issued                                                  --                   --               114,387              456,632
  Redeemed                                                --                   --              (202,361)            (241,867)
                                                ------------        -------------           -----------          -----------
Change in Class A (Investor) Shares                       --                   --               (87,974)             214,765
                                                ------------        -------------           -----------          -----------
...............................................................................................................................
CLASS B SHARES:
  Issued                                                  --                   --                46,285              217,277
  Redeemed                                                --                   --               (18,851)             (42,806)
                                                ------------        -------------           -----------          -----------
Change in Class B Shares                                  --                   --                27,434              174,471
                                                ------------        -------------           -----------          -----------
...............................................................................................................................
CLASS C SHARES:
  Issued                                                  --                   --                   829               10,963
  Redeemed                                                --                   --                (6,342)             (11,072)
                                                ------------        -------------           -----------          -----------
Change in Class C Shares                                  --                   --                (5,513)                (109)
                                                ------------        -------------           -----------          -----------
...............................................................................................................................
ADVISOR SHARES:
  Issued                                           9,532,361           14,288,390                    --                   --
  Redeemed                                        (7,823,619)          (9,644,921)                   --                   --
                                                ------------        -------------           -----------          -----------
Change in Advisor Shares                           1,708,742            4,643,469                    --                   --
                                                ------------        -------------           -----------          -----------


See notes to financial statements.           HSBC INVESTOR FAMILY OF FUNDS    37

       HSBC INVESTOR FUNDS -- LIMITED MATURITY FUND
--------------------------------------------------------------------------------
       FINANCIAL HIGHLIGHTS
.................................................................................

       SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT THE PERIODS INDICATED.


                                                           INVESTMENT ACTIVITIES
                                                 ------------------------------------------

                                                              NET REALIZED AND
                                     NET ASSET                UNREALIZED GAINS     TOTAL
                                      VALUE,        NET        (LOSSES) FROM        FROM
                                     BEGINNING   INVESTMENT      INVESTMENT      INVESTMENT
                                     OF PERIOD     INCOME       TRANSACTIONS     ACTIVITIES
--------------------------------------------------------------------------------------------
CLASS A (INVESTOR) SHARES
Period ended October 31, 2001 (b)     $10.04        0.33            0.54            0.87
Year ended October 31, 2002            10.58        0.44           (0.10)           0.34
Six months ended April 30, 2003
 (Unaudited)                           10.43        0.19            0.17            0.36
--------------------------------------------------------------------------------------------
CLASS B SHARES
Period ended October 31, 2001 (g)     $10.07        0.25            0.52            0.77
Year ended October 31, 2002            10.59        0.36           (0.09)           0.27
Six months ended April 30, 2003
 (Unaudited)                           10.45        0.15            0.16            0.31
--------------------------------------------------------------------------------------------
CLASS C SHARES
Period ended October 31, 2001 (i)     $10.07        0.26            0.51            0.77
Year ended October 31, 2002            10.58        0.36           (0.09)           0.27
Six months ended April 30, 2003
 (Unaudited)                           10.44        0.15            0.17            0.32
--------------------------------------------------------------------------------------------
CLASS Y SHARES
Period ended October 31, 2001 (j)     $10.00        0.37            0.59            0.96
Year ended October 31, 2002            10.59        0.46           (0.09)           0.37
Six months ended April 30, 2003
 (Unaudited)                           10.45        0.20            0.16            0.36
--------------------------------------------------------------------------------------------

                                                    DIVIDENDS
                                      -------------------------------------

                                                       NET
                                                     REALIZED
                                         NET        GAINS FROM
                                      INVESTMENT    INVESTMENT      TOTAL
                                        INCOME     TRANSACTIONS   DIVIDENDS
---------------------------------------------------------------------------
CLASS A (INVESTOR) SHARES
Period ended October 31, 2001 (b)       (0.33)           --         (0.33)
Year ended October 31, 2002             (0.44)        (0.05)        (0.49)
Six months ended April 30, 2003
 (Unaudited)                            (0.20)           --         (0.20)
---------------------------------------------------------------------------
CLASS B SHARES
Period ended October 31, 2001 (g)       (0.25)           --         (0.25)
Year ended October 31, 2002             (0.36)        (0.05)        (0.41)
Six months ended April 30, 2003
 (Unaudited)                            (0.16)           --         (0.16)
---------------------------------------------------------------------------
CLASS C SHARES
Period ended October 31, 2001 (i)       (0.26)           --         (0.26)
Year ended October 31, 2002             (0.36)        (0.05)        (0.41)
Six months ended April 30, 2003
 (Unaudited)                            (0.16)           --         (0.16)
---------------------------------------------------------------------------
CLASS Y SHARES
Period ended October 31, 2001 (j)       (0.37)           --         (0.37)
Year ended October 31, 2002             (0.46)        (0.05)        (0.51)
Six months ended April 30, 2003
 (Unaudited)                            (0.21)           --         (0.21)
---------------------------------------------------------------------------








                                     NET ASSET
                                     VALUE, END   TOTAL
                                     OF PERIOD    RETURN
--------------------------------------------------------------
CLASS A (INVESTOR) SHARES
Period ended October 31, 2001 (b)       $10.58     8.78%(c)(d)
Year ended October 31, 2002              10.43     3.34%(d)
Six months ended April 30, 2003
 (Unaudited)                             10.59     3.44%(c)(d)
--------------------------------------------------------------
CLASS B SHARES
Period ended October 31, 2001 (g)       $10.59     8.02%(c)(h)
Year ended October 31, 2002              10.45     2.65%(h)
Six months ended April 30, 2003
 (Unaudited)                             10.60     2.96%(c)(h)
--------------------------------------------------------------
CLASS C SHARES
Period ended October 31, 2001 (i)       $10.58     7.80%(c)(h)
Year ended October 31, 2002              10.44     2.65%(h)
Six months ended April 30, 2003
 (Unaudited)                             10.60     3.06%(c)(h)
--------------------------------------------------------------
CLASS Y SHARES
Period ended October 31, 2001 (j)       $10.59     9.78%(c)
Year ended October 31, 2002              10.45     3.69%
Six months ended April 30, 2003
 (Unaudited)                             10.60     3.47%(c)
--------------------------------------------------------------






                                                           RATIOS/SUPPLEMENTARY DATA
                                    ------------------------------------------------------------------------
                                                                   RATIO OF
                                                                     NET
                                                      RATIO OF    INVESTMENT    RATIO OF
                                    NET ASSETS AT     EXPENSES    INCOME TO     EXPENSES
                                        END OF       TO AVERAGE    AVERAGE     TO AVERAGE         PORTFOLIO
                                    PERIOD(000'S)    NET ASSETS   NET ASSETS   NET ASSETS        TURNOVER(a)
------------------------------------------------------------------------------------------------------------
CLASS A (INVESTOR) SHARES
Period ended October 31, 2001 (b)      $    977        1.10%(e)     4.27%(e)      1.49%(e)(f)      102.01%
Year ended October 31, 2002               1,608        0.96%        4.14%         0.96%             44.04%
Six months ended April 30, 2003
 (Unaudited)                              1,735        0.92%(e)     3.64%(e)      0.92%(e)          32.10%
------------------------------------------------------------------------------------------------------------
CLASS B SHARES
Period ended October 31, 2001 (g)      $    896        1.85%(e)     3.52%(e)      7.59%(e)(f)      102.01%
Year ended October 31, 2002               4,178        1.70%        3.30%         1.70%             44.04%
Six months ended April 30, 2003
 (Unaudited)                              5,908        1.66%(e)     2.86%(e)      1.66%(e)          32.10%
------------------------------------------------------------------------------------------------------------
CLASS C SHARES
Period ended October 31, 2001 (i)      $    161        1.85%(e)     3.60%(e)     17.61%(e)(f)      102.01%
Year ended October 31, 2002               1,759        1.70%        3.26%         1.70%             44.04%
Six months ended April 30, 2003
 (Unaudited)                              2,432        1.66%(e)     2.87%(e)      1.66%(e)          32.10%
------------------------------------------------------------------------------------------------------------
CLASS Y SHARES
Period ended October 31, 2001 (j)      $ 67,315        0.85%(e)     4.59%(e)      0.85%(e)         102.01%
Year ended October 31, 2002              94,886        0.71%        4.42%         0.71%             44.04%
Six months ended April 30, 2003
 (Unaudited)                            119,913        0.67%(e)     3.88%(e)      0.67%(e)          32.10%
------------------------------------------------------------------------------------------------------------


(a) Portfolio turnover is calculated on the basis of the respective Portfolio in which the Fund invests all of its investable assets.
(b) Class A (Investor) Shares commenced operations on February 7, 2001.
(c) Not annualized.
(d) Excludes sales charge.
(e) Annualized.
(f) During the period certain fees were reduced. If such fee reductions had not occurred, the ratio would have been as indicated.
(g) Class B Shares commenced operations on February 15, 2001.
(h) Excludes redemption charge.
(i) Class C Shares commenced operations on February 13, 2001.
(j) Class Y Shares commenced operations on January 23, 2001.


See notes to financial statements.

38    HSBC INVESTOR FAMILY OF FUNDS

       HSBC ADVISOR FUNDS TRUST -- FIXED INCOME FUND
--------------------------------------------------------------------------------
       FINANCIAL HIGHLIGHTS
.................................................................................

       SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT THE PERIODS INDICATED.

                                                              INVESTMENT ACTIVITIES
                                                    ------------------------------------------
                                                                 NET REALIZED AND
                                      NET ASSET                  UNREALIZED GAINS
                                        PERIOD                    (LOSSES) FROM       TOTAL
                                        VALUE,         NET        INVESTMENT AND       FROM
                                     BEGINNING OF   INVESTMENT       FUTURES        INVESTMENT
                                        PERIOD        INCOME       TRANSACTIONS     ACTIVITIES
----------------------------------------------------------------------------------------------
ADVISOR SHARES
Year ended October 31, 1998             $10.92         0.65            0.02            0.67
Year ended October 31, 1999              10.81         0.62           (0.51)           0.11
Year ended October 31, 2000              10.01         0.69           (0.02)           0.67
Year ended October 31, 2001               9.99         0.67            0.80            1.47
Year ended October 31, 2002              10.81         0.55           (0.14)           0.41
Six months ended April 30, 2003
 (Unaudited)                             10.63         0.24            0.31            0.55
----------------------------------------------------------------------------------------------

                                                    DIVIDENDS
                                     ---------------------------------------

                                                   NET REALIZED
                                                    GAINS FROM                 NET ASSET
                                        NET         INVESTMENT                   VALUE,
                                     INVESTMENT    AND FUTURES       TOTAL       END OF     TOTAL
                                       INCOME      TRANSACTIONS    DIVIDENDS     PERIOD     RETURN
--------------------------------------------------------------------------------------------------
ADVISOR SHARES
Year ended October 31, 1998            (0.65)         (0.13)         (0.78)      $10.81      6.26%
Year ended October 31, 1999            (0.62)         (0.29)         (0.91)       10.01      1.01%
Year ended October 31, 2000            (0.69)            --          (0.69)        9.99      6.98%
Year ended October 31, 2001            (0.65)            --          (0.65)       10.81     15.11%
Year ended October 31, 2002            (0.59)            --          (0.59)       10.63      3.94%
Six months ended April 30, 2003
 (Unaudited)                           (0.26)            --          (0.26)       10.92      5.19%(b)
--------------------------------------------------------------------------------------------------


                                                    RATIOS/SUPPLEMENTARY DATA
                                     --------------------------------------------------------

                                                                 RATIO OF NET
                                     NET ASSETS    RATIO OF       INVESTMENT
                                     AT END OF     EXPENSES       INCOME TO
                                       PERIOD     TO AVERAGE     AVERAGE NET      PORTFOLIO
                                      (000'S)     NET ASSETS        ASSETS        TURNOVER(a)
---------------------------------------------------------------------------------------------
ADVISOR SHARES
Year ended October 31, 1998           $97,728       0.78%            5.87%          126.40%
Year ended October 31, 1999           114,405       0.69%            6.31%          433.26%
Year ended October 31, 2000           134,458       0.61%            6.66%          440.49%
Year ended October 31, 2001           150,580       0.63%            6.45%          341.26%
Year ended October 31, 2002           284,841       0.56%            5.06%           77.82%
Six months ended April 30, 2003
 (Unaudited)                          342,183       0.55%(c)         4.37%(c)        30.68%
---------------------------------------------------------------------------------------------

(a) Portfolio turnover is calculated on the basis of the respective Portfolio in which the Fund invests all of its investable assets.
(b) Not annualized.
(c) Annualized.

See notes to financial statements.

                                             HSBC INVESTOR FAMILY OF FUNDS    39

       HSBC INVESTOR FUNDS -- BOND FUND
-------------------------------------------------------------------------------
       FINANCIAL HIGHLIGHTS
.................................................................................

       SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT THE PERIODS INDICATED.

                                                           INVESTMENT ACTIVITIES              DIVIDENDS
                                                 ------------------------------------------   ----------
                                                              NET REALIZED AND
                                                              UNREALIZED GAINS
                                     NET ASSET                 (LOSSES) FROM       TOTAL
                                      VALUE,        NET        INVESTMENT AND       FROM         NET
                                     BEGINNING   INVESTMENT       FUTURES        INVESTMENT   INVESTMENT
                                     OF PERIOD     INCOME       TRANSACTIONS     ACTIVITIES     INCOME
--------------------------------------------------------------------------------------------------------
CLASS A (INVESTOR) SHARES
Year ended October 31, 1998           $10.50        0.59            0.01            0.60        (0.59)
Year ended October 31, 1999            10.51        0.57           (0.49)           0.08        (0.57)
Year ended October 31, 2000             9.78        0.61           (0.01)           0.60        (0.62)
Year ended October 31, 2001             9.76        0.60            0.77            1.37        (0.58)
Year ended October 31, 2002            10.55        0.49           (0.14)           0.35        (0.52)
Six months ended April 30, 2003
 (Unaudited)                           10.38        0.20            0.31            0.51        (0.22)
--------------------------------------------------------------------------------------------------------
CLASS B SHARES
Period ended October 31, 1998 (f)     $10.63        0.41           (0.12)           0.29        (0.41)
Year ended October 31, 1999            10.51        0.49           (0.49)             --        (0.49)
Year ended October 31, 2000             9.78        0.54           (0.01)           0.53        (0.54)
Year ended October 31, 2001             9.77        0.52            0.76            1.28        (0.50)
Year ended October 31, 2002            10.55        0.41           (0.13)           0.28        (0.44)
Six months ended April 30, 2003
 (Unaudited)                           10.39        0.16            0.30            0.46        (0.18)
--------------------------------------------------------------------------------------------------------
CLASS C SHARES
Period ended October 31, 1999 (h)     $10.46        0.47           (0.45)           0.02        (0.47)
Year ended October 31, 2000             9.77        0.55           (0.01)           0.54        (0.55)
Year ended October 31, 2001             9.76        0.51            0.77            1.28        (0.50)
Year ended October 31, 2002            10.54        0.41           (0.13)           0.28        (0.44)
Six months ended April 30, 2003
 (Unaudited)                           10.38        0.16            0.30            0.46        (0.18)
--------------------------------------------------------------------------------------------------------

                                             DIVIDENDS
                                     --------------------------

                                      NET REALIZED
                                       GAINS FROM
                                     INVESTMENT AND
                                        FUTURES         TOTAL
                                      TRANSACTIONS    DIVIDENDS
----------------------------------------------------------------
CLASS A (INVESTOR) SHARES
Year ended October 31, 1998                  --         (0.59)
Year ended October 31, 1999               (0.24)        (0.81)
Year ended October 31, 2000                  --         (0.62)
Year ended October 31, 2001                  --         (0.58)
Year ended October 31, 2002                  --         (0.52)
Six months ended April 30, 2003
 (Unaudited)                                 --         (0.22)
----------------------------------------------------------------
CLASS B SHARES
Period ended October 31, 1998 (f)            --         (0.41)
Year ended October 31, 1999               (0.24)        (0.73)
Year ended October 31, 2000                  --         (0.54)
Year ended October 31, 2001                  --         (0.50)
Year ended October 31, 2002                  --         (0.44)
Six months ended April 30, 2003
 (Unaudited)                                 --         (0.18)
----------------------------------------------------------------
CLASS C SHARES
Period ended October 31, 1999 (h)         (0.24)        (0.71)
Year ended October 31, 2000                  --         (0.55)
Year ended October 31, 2001                  --         (0.50)
Year ended October 31, 2002                  --         (0.44)
Six months ended April 30, 2003
 (Unaudited)                                 --         (0.18)
----------------------------------------------------------------




                                     NET ASSET
                                      VALUE,
                                      END OF      TOTAL
                                      PERIOD      RETURN
----------------------------------------------------------------
CLASS A (INVESTOR) SHARES
Year ended October 31, 1998            $10.51      5.83 %(c)
Year ended October 31, 1999              9.78      0.68 %(c)
Year ended October 31, 2000              9.76      6.39 %(c)
Year ended October 31, 2001             10.55     14.41 %(c)
Year ended October 31, 2002             10.38      3.44 %(c)
Six months ended April 30, 2003
 (Unaudited)                            10.67      4.98 %(c)(d)
----------------------------------------------------------------
CLASS B SHARES
Period ended October 31, 1998 (f)      $10.51      2.84 %(d)(g)
Year ended October 31, 1999              9.78     (0.01)%(f)
Year ended October 31, 2000              9.77      5.67 %(f)
Year ended October 31, 2001             10.55     13.43 %(f)
Year ended October 31, 2002             10.39      2.76 %(f)
Six months ended April 30, 2003
 (Unaudited)                            10.67      4.49 %(d)(f)
----------------------------------------------------------------
CLASS C SHARES
Period ended October 31, 1999 (h)      $ 9.77      0.11 %(d)(f)
Year ended October 31, 2000              9.76      5.71 %(f)
Year ended October 31, 2001             10.54     13.44 %(f)
Year ended October 31, 2002             10.38      2.77 %(f)
Six months ended April 30, 2003
 (Unaudited)                            10.66      4.50 %(d)(f)
----------------------------------------------------------------




                                                            RATIOS/SUPPLEMENTARY DATA
                                     ----------------------------------------------------------------------

                                                                   RATIO OF NET
                                     NET ASSETS      RATIO OF       INVESTMENT     RATIO OF
                                     AT END OF       EXPENSES       INCOME TO     EXPENSES TO
                                       PERIOD       TO AVERAGE     AVERAGE NET    AVERAGE NET    PORTFOLIO
                                      (000'S)       NET ASSETS        ASSETS       ASSETS(a)    TURNOVER(b)
-----------------------------------------------------------------------------------------------------------
CLASS A (INVESTOR) SHARES
Year ended October 31, 1998          $    4,826       1.10%           5.51%          1.61%        126.40%
Year ended October 31, 1999               4,331       1.07%           5.84%          2.62%        433.26%
Year ended October 31, 2000               3,828       1.10%           6.13%          3.31%        440.49%
Year ended October 31, 2001               6,683       1.10%           5.92%          2.61%        341.26%
Year ended October 31, 2002              12,053       1.10%           4.52%          1.47%         77.82%
Six months ended April 30, 2003
 (Unaudited)                             13,707       1.10%(e)        3.83%(e)       1.23%(e)      30.68%
-----------------------------------------------------------------------------------------------------------
CLASS B SHARES
Period ended October 31, 1998 (f)    $      364       1.85%(e)        4.76%(e)       2.36%(e)     126.40%
Year ended October 31, 1999                 345       1.79%           5.13%          3.37%        433.26%
Year ended October 31, 2000                 279       1.85%           5.38%          4.03%        440.49%
Year ended October 31, 2001               1,494       1.85%           5.04%          3.32%        341.26%
Year ended October 31, 2002               6,124       1.85%           3.66%          2.18%         77.82%
Six months ended April 30, 2003
 (Unaudited)                              7,194       1.85%(e)        3.07%(e)       1.98%(e)      30.68%
-----------------------------------------------------------------------------------------------------------
CLASS C SHARES
Period ended October 31, 1999 (h)    $      152       1.95%(e)        4.96%(e)       3.50%(e)     433.26%
Year ended October 31, 2000                 138       1.85%           5.38%          4.05%        440.49%
Year ended October 31, 2001                 526       1.85%           5.11%          3.34%        341.26%
Year ended October 31, 2002                 983       1.85%           3.75%          2.21%         77.82%
Six months ended April 30, 2003
 (Unaudited)                                861       1.85%(e)        3.13%(e)       1.99%(e)      30.68%
-----------------------------------------------------------------------------------------------------------


(a) During the period certain fees were reduced. If such fee reductions had not occurred, the ratio would have been as indicated.
(b) Portfolio turnover is calculated on the basis of the respective Portfolio in which the Fund invests all of its investable assets.
(c) Excludes sales charge.
(d) Not annualized.
(e) Annualized.
(f) Class B Shares commenced operations on January 6, 1998.
(g) Excludes redemption charge.
(h) Class C Shares commenced operations on November 4, 1998.

See notes to financial statements.

40    HSBC INVESTOR FAMILY OF FUNDS

       HSBC INVESTOR FUNDS -- NEW YORK TAX-FREE BOND FUND
--------------------------------------------------------------------------------

       FINANCIAL HIGHLIGHTS
.................................................................................

       SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT THE PERIODS INDICATED.

                                                              INVESTMENT ACTIVITIES
                                                    ------------------------------------------
                                                                 NET REALIZED AND
                                                                 UNREALIZED GAINS
                                      NET ASSET                   (LOSSES) FROM
                                        VALUE,         NET        INVESTMENT AND    TOTAL FROM
                                     BEGINNING OF   INVESTMENT       FUTURES        INVESTMENT
                                        PERIOD        INCOME       TRANSACTIONS     ACTIVITIES
----------------------------------------------------------------------------------------------
CLASS A (INVESTOR) SHARES
Year ended October 31, 1998             $10.64         0.47            0.33            0.80
Year ended October 31, 1999              10.93         0.46           (0.83)          (0.37)
Year ended October 31, 2000              10.08         0.46            0.33            0.79
Year ended October 31, 2001              10.39         0.41            0.54            0.95
Year ended October 31, 2002              10.93         0.38            0.16            0.54
Six months ended April 30, 2003
 (Unaudited)                             11.09         0.20            0.21            0.41
----------------------------------------------------------------------------------------------
CLASS B SHARES
Period ended October 31, 1998 (f)       $10.81         0.37            0.11            0.48
Year ended October 31, 1999              10.92         0.38           (0.83)          (0.45)
Year ended October 31, 2000              10.07         0.39            0.33            0.72
Year ended October 31, 2001              10.38         0.33            0.54            0.87
Year ended October 31, 2002              10.92         0.30            0.16            0.46
Six months ended April 30, 2003
 (Unaudited)                             11.08         0.15            0.21            0.36
----------------------------------------------------------------------------------------------
CLASS C SHARES
Period ended October 31, 1999 (h)       $10.90         0.34           (0.77)          (0.43)
Year ended October 31, 2000              10.11         0.39            0.33            0.72
Year ended October 31, 2001              10.42         0.33            0.54            0.87
Year ended October 31, 2002              10.96         0.30            0.16            0.46
Six months ended April 30, 2003
 (Unaudited)                             11.12         0.15            0.21            0.36
----------------------------------------------------------------------------------------------
CLASS Y SHARES
Year ended October 31, 1998             $10.64         0.49            0.33            0.82
Year ended October 31, 1999              10.93         0.48           (0.84)          (0.36)
Year ended October 31, 2000              10.07         0.49            0.34            0.83
Year ended October 31, 2001              10.39         0.44            0.54            0.98
Year ended October 31, 2002              10.93         0.41            0.16            0.57
Six months ended April 30, 2003
 (Unaudited)                             11.09         0.21            0.21            0.42
----------------------------------------------------------------------------------------------

                                                    DIVIDENDS
                                     ---------------------------------------

                                                   NET REALIZED
                                                    GAINS FROM                 NET ASSET
                                        NET       INVESTMENT AND                 VALUE,
                                     INVESTMENT      FUTURES         TOTAL       END OF     TOTAL
                                       INCOME      TRANSACTIONS    DIVIDENDS     PERIOD     RETURN
-------------------------------------------------------------------------------------------------------
CLASS A (INVESTOR) SHARES
Year ended October 31, 1998            (0.47)         (0.04)         (0.51)      $10.93      7.65 %(b)
Year ended October 31, 1999            (0.46)         (0.02)         (0.48)       10.08     (3.62)%(b)
Year ended October 31, 2000            (0.46)         (0.02)         (0.48)       10.39      8.03 %(b)
Year ended October 31, 2001            (0.41)            --          (0.41)       10.93      9.26 %(b)
Year ended October 31, 2002            (0.38)            --          (0.38)       11.09      5.08 %(b)
Six months ended April 30, 2003
 (Unaudited)                           (0.20)            --          (0.20)       11.30      3.69 %(b)(d)
-------------------------------------------------------------------------------------------------------
CLASS B SHARES
Period ended October 31, 1998 (f)      (0.37)            --          (0.37)      $10.92      4.50 %(d)(g)
Year ended October 31, 1999            (0.38)         (0.02)         (0.40)       10.07     (4.30)%(g)
Year ended October 31, 2000            (0.39)         (0.02)         (0.41)       10.38      7.27 %(g)
Year ended October 31, 2001            (0.33)            --          (0.33)       10.92      8.44 %(g)
Year ended October 31, 2002            (0.30)            --          (0.30)       11.08      4.30 %(g)
Six months ended April 30, 2003
 (Unaudited)                           (0.15)            --          (0.15)       11.29      3.31 %(d)(g)
-------------------------------------------------------------------------------------------------------
CLASS C SHARES
Period ended October 31, 1999 (h)      (0.34)         (0.02)         (0.36)      $10.11     (4.10)%(d)(g)
Year ended October 31, 2000            (0.39)         (0.02)         (0.41)       10.42      7.23 %(g)
Year ended October 31, 2001            (0.33)            --          (0.33)       10.96      8.40 %(g)
Year ended October 31, 2002            (0.30)            --          (0.30)       11.12      4.28 %(g)
Six months ended April 30, 2003
 (Unaudited)                           (0.15)            --          (0.15)       11.33      3.29 %(d)(g)
-------------------------------------------------------------------------------------------------------
CLASS Y SHARES
Year ended October 31, 1998            (0.49)         (0.04)         (0.53)      $10.93      7.87 %
Year ended October 31, 1999            (0.48)         (0.02)         (0.50)       10.07     (3.45)%
Year ended October 31, 2000            (0.49)         (0.02)         (0.51)       10.39      8.41 %
Year ended October 31, 2001            (0.44)            --          (0.44)       10.93      9.53 %
Year ended October 31, 2002            (0.41)            --          (0.41)       11.09      5.34 %
Six months ended April 30, 2003
 (Unaudited)                           (0.21)            --          (0.21)       11.30      3.82 %(d)
-------------------------------------------------------------------------------------------------------



                                                              RATIOS/SUPPLEMENTARY DATA
                                     ---------------------------------------------------------------------------
                                                                   RATIO OF
                                                                      NET
                                     NET ASSETS    RATIO OF       INVESTMENT       RATIO OF
                                     AT END OF     EXPENSES         INCOME        EXPENSES TO
                                       PERIOD     TO AVERAGE      TO AVERAGE      AVERAGE NET         PORTFOLIO
                                      (000'S)     NET ASSETS      NET ASSETS        ASSETS           TURNOVER(a)
----------------------------------------------------------------------------------------------------------------
CLASS A (INVESTOR) SHARES
Year ended October 31, 1998           $23,153        0.95%            4.28%          1.20%(c)          100.35%
Year ended October 31, 1999            17,568        0.96%            4.22%          1.21%(c)           46.56%
Year ended October 31, 2000            12,401        0.93%            4.60%          1.06%(c)           34.12%
Year ended October 31, 2001            17,722        0.95%            3.91%          1.07%(c)            0.00%
Year ended October 31, 2002            16,341        0.95%            3.52%          0.95%              30.70%
Six months ended April 30, 2003
 (Unaudited)                           18,745        0.91%(e)         3.57%(e)       0.91%(e)           12.42%
----------------------------------------------------------------------------------------------------------------
CLASS B SHARES
Period ended October 31, 1998 (f)     $   618        1.70%(e)         3.53%(e)       1.95%(c)(e)       100.35%
Year ended October 31, 1999               564        1.71%            3.48%          1.96%(c)           46.56%
Year ended October 31, 2000               828        1.70%            3.81%          1.74%(c)           34.12%
Year ended October 31, 2001             5,619        1.70%            3.05%          1.82%(c)            0.00%
Year ended October 31, 2002            12,699        1.70%            2.74%          1.70%              30.70%
Six months ended April 30, 2003
 (Unaudited)                           15,974        1.65%(e)         2.82%(e)       1.65%(e)           12.42%
----------------------------------------------------------------------------------------------------------------
CLASS C SHARES
Period ended October 31, 1999 (h)     $   256        1.70%(e)         3.46%(e)       2.02%(c)(e)        46.56%
Year ended October 31, 2000               416        1.71%            3.77%          1.73%(c)           34.12%
Year ended October 31, 2001             1,523        1.70%            3.04%          1.83%(c)            0.00%
Year ended October 31, 2002             2,608        1.70%            2.74%          1.70%              30.70%
Six months ended April 30, 2003
 (Unaudited)                            3,340        1.65%(e)         2.80%(e)       1.65%(e)           12.42%
----------------------------------------------------------------------------------------------------------------
CLASS Y SHARES
Year ended October 31, 1998           $ 8,641        0.70%            4.53%          0.95%(c)          100.35%
Year ended October 31, 1999             8,619        0.71%            4.49%          0.96%(c)           46.56%
Year ended October 31, 2000             9,514        0.69%            4.82%          0.78%(c)           34.12%
Year ended October 31, 2001            14,989        0.70%            4.19%          0.83%(c)            0.00%
Year ended October 31, 2002            19,753        0.70%            3.76%          0.70%              30.70%
Six months ended April 30, 2003
 (Unaudited)                           18,502        0.66%(e)         3.83%(e)       0.66%(e)           12.42%
----------------------------------------------------------------------------------------------------------------

(a) Portfolio turnover is calculated on the basis of the fund as a whole, without the distinguishing between the classes of shares issued.
(b) Excludes sales charge.
(c) During the period certain fees were reduced. If such fee reductions had not occurred, the ratio would have been as indicated.
(d) Not annualized.
(e) Annualized.
(f) Class B Shares commenced operations on January 6, 1998.
(g) Excludes redemption charge.
(h) Class C Shares commenced operations on November 4, 1998.

See notes to financial statements.

                                             HSBC INVESTOR FAMILY OF FUNDS    41

       HSBC INVESTOR FUNDS -- BALANCED FUND
-------------------------------------------------------------------------------
       FINANCIAL HIGHLIGHTS
.................................................................................

       SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT THE PERIODS INDICATED.

                                                          INVESTMENT ACTIVITIES                   DIVIDENDS
                                                 ----------------------------------------   ----------------------
                                                               NET REALIZED
                                                              AND UNREALIZED
                                     NET ASSET                GAINS (LOSSES)     TOTAL                               NET ASSET
                                      VALUE,        NET            FROM           FROM         NET                    VALUE,
                                     BEGINNING   INVESTMENT     INVESTMENT     INVESTMENT   INVESTMENT     TOTAL      END OF
                                     OF PERIOD     INCOME      TRANSACTIONS    ACTIVITIES     INCOME     DIVIDENDS    PERIOD
------------------------------------------------------------------------------------------------------------------------------
CLASS A (INVESTOR) SHARES
Period ended October 31, 2001 (c)     $ 9.55        0.11          (1.02)         (0.91)       (0.09)       (0.09)      $8.55
Year ended October 31, 2002             8.55        0.15          (0.92)         (0.77)       (0.09)       (0.09)       7.69
Six months ended April 30, 2003
 (Unaudited)                            7.69        0.06           0.22           0.28        (0.15)       (0.15)       7.82
------------------------------------------------------------------------------------------------------------------------------
CLASS B SHARES
Period ended October 31, 2001 (g)     $ 9.80        0.08          (1.25)         (1.17)       (0.08)       (0.08)      $8.55
Year ended October 31, 2002             8.55        0.13          (0.97)         (0.84)       (0.07)       (0.07)       7.64
Six months ended April 30, 2003
 (Unaudited)                            7.64        0.03           0.22           0.25        (0.12)       (0.12)       7.77
------------------------------------------------------------------------------------------------------------------------------
CLASS C SHARES
Period ended October 31, 2001 (i)     $ 9.78        0.07          (1.24)         (1.17)       (0.06)       (0.06)      $8.55
Year ended October 31, 2002             8.55        0.12          (0.96)         (0.84)       (0.06)       (0.06)       7.65
Six months ended April 30, 2003
 (Unaudited)                            7.65        0.04           0.22           0.26        (0.12)       (0.12)       7.79
------------------------------------------------------------------------------------------------------------------------------
CLASS Y SHARES
Period ended October 31, 2001 (j)     $10.00        0.16          (1.45)         (1.29)       (0.09)       (0.09)      $8.62
Year ended October 31, 2002             8.62        0.16          (0.93)         (0.77)       (0.10)       (0.10)       7.75
Six months ended April 30, 2003
 (Unaudited)                            7.75        0.07           0.23           0.30        (0.16)       (0.16)       7.89
------------------------------------------------------------------------------------------------------------------------------

                                                                          RATIOS/SUPPLEMENTARY DATA
                                                     --------------------------------------------------------------------

                                                                                RATIO OF NET
                                                     NET ASSETS    RATIO OF      INVESTMENT     RATIO OF
                                                     AT END OF    EXPENSES TO    INCOME TO     EXPENSES TO
                                                       PERIOD     AVERAGE NET   AVERAGE NET    AVERAGE NET    PORTFOLIO
                                      TOTAL RETURN    (000'S)       ASSETS         ASSETS       ASSETS(a)    TURNOVER(b)
-------------------------------------------------------------------------------------------------------------------------
CLASS A (INVESTOR) SHARES
Period ended October 31, 2001 (c)     (9.04)%(d)(e)   $   313        1.20%(f)      1.88%(f)       2.05%(f)      39.95%
Year ended October 31, 2002           (9.07)%(e)          419        1.20%         1.71%          1.88%         58.06%
Six months ended April 30, 2003
 (Unaudited)                           3.66 %(d)(e)       484        1.20%(f)      1.69%(f)       1.92%(f)      21.99%
-------------------------------------------------------------------------------------------------------------------------
CLASS B SHARES
Period ended October 31, 2001 (g)    (11.41)%(d)(h)   $   641        1.95%(f)      1.14%(f)       2.78%(f)      39.95%
Year ended October 31, 2002           (9.93)%(h)        1,479        1.95%         0.97%          2.63%         58.06%
Six months ended April 30, 2003
 (Unaudited)                           3.29 %(d)(h)     1,760        1.95%(f)      0.94%(f)       2.67%(f)      21.99%
-------------------------------------------------------------------------------------------------------------------------
CLASS C SHARES
Period ended October 31, 2001 (i)    (11.46)%(d)(h)   $   107        1.95%(f)      1.19%(f)       2.71%(f)      39.95%
Year ended October 31, 2002           (9.85)%(h)           97        1.95%         0.96%          2.63%         58.06%
Six months ended April 30, 2003
 (Unaudited)                           3.39 %(d)(h)       101        1.95%(f)      0.95%(f)       2.67%(f)      21.99%
-------------------------------------------------------------------------------------------------------------------------
CLASS Y SHARES
Period ended October 31, 2001 (j)    (12.95)%(d)      $15,152        0.95%(f)      2.29%(f)       1.58%(f)      39.95%
Year ended October 31, 2002           (9.02)%          12,589        0.95%         1.96%          1.63%         58.06%
Six months ended April 30, 2003
 (Unaudited)                           3.91 %(d)       13,288        0.95%(f)      1.95%(f)       1.67%(f)      21.99%
-------------------------------------------------------------------------------------------------------------------------

 (a) During the period certain fees were reduced. If such fee reductions had not occurred, the ratio would have been as indicated.
 (b) Portfolio turnover is calculated on the basis of the fund as a whole, without the distinguishing between the classes of shares issued.
 (c) Class A (Investor) Shares commenced operations on February 20, 2001.
 (d) Not annualized.
 (e) Excludes sales charge.
 (f) Annualized.
 (g) Class B Shares commenced operations on February 9, 2001.
 (h) Excludes redemption charge.
 (i) Class C Shares commenced operations on February 13, 2001.
 (j) Class Y Shares commenced operations on January 18, 2001.

See notes to financial statements.

42    HSBC INVESTOR FAMILY OF FUNDS

       HSBC INVESTOR FUNDS -- EQUITY FUND
-------------------------------------------------------------------------------
       FINANCIAL HIGHLIGHTS
.................................................................................

       SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT THE PERIODS INDICATED.

                                                          INVESTMENT ACTIVITIES
                                                 ----------------------------------------
                                                               NET REALIZED
                                                              AND UNREALIZED
                                                              GAINS (LOSSES)
                                     NET ASSET                     FROM          TOTAL
                                      VALUE,        NET         INVESTMENT        FROM
                                     BEGINNING   INVESTMENT    AND FUTURES     INVESTMENT
                                     OF PERIOD     INCOME      TRANSACTIONS    ACTIVITIES
------------------------------------------------------------------------------------------
CLASS A (INVESTOR) SHARES
Year ended October 31, 1998           $15.00        0.05           2.80           2.85
Year ended October 31, 1999            16.95        0.05           3.32           3.37
Year ended October 31, 2000            19.89        0.06          (0.51)         (0.45)
Year ended October 31, 2001            17.48        0.03          (4.48)         (4.45)
Year ended October 31, 2002            13.01        0.07          (2.76)         (2.69)
Six months ended April 30, 2003
 (Unaudited)                           10.29        0.03           0.47           0.50
------------------------------------------------------------------------------------------
CLASS B SHARES
Period ended October 31, 1998 (e)     $14.88       (0.01)          2.07           2.06
Year ended October 31, 1999            16.92       (0.08)          3.30           3.22
Year ended October 31, 2000            19.74       (0.07)         (0.52)         (0.59)
Year ended October 31, 2001            17.26       (0.08)         (4.40)         (4.48)
Year ended October 31, 2002            12.78       (0.04)         (2.70)         (2.74)
Six months ended April 30, 2003
 (Unaudited)                           10.04       (0.01)          0.46           0.45
------------------------------------------------------------------------------------------
CLASS C SHARES
Period ended October 31, 1999 (g)     $17.08          --           3.19           3.19
Year ended October 31, 2000            19.83       (0.07)         (0.51)         (0.58)
Year ended October 31, 2001            17.36       (0.10)         (4.42)         (4.52)
Year ended October 31, 2002            12.84       (0.05)         (2.69)         (2.74)
Six months ended April 30, 2003
 (Unaudited)                           10.10       (0.01)          0.45           0.44
------------------------------------------------------------------------------------------
CLASS Y SHARES
Year ended October 31, 1998           $15.01        0.08           2.79           2.87
Year ended October 31, 1999            16.95        0.10           3.32           3.42
Year ended October 31, 2000            19.89        0.10          (0.51)         (0.41)
Year ended October 31, 2001            17.48        0.06          (4.47)         (4.41)
Year ended October 31, 2002            13.01        0.12          (2.78)         (2.66)
Six months ended April 30, 2003
 (Unaudited)                           10.29        0.03           0.47           0.50
------------------------------------------------------------------------------------------



                                                   DIVIDENDS
                                     -------------------------------------

                                                      NET
                                                    REALIZED
                                                   GAINS FROM                NET ASSET
                                        NET        INVESTMENT                 VALUE,
                                     INVESTMENT   AND FUTURES      TOTAL      END OF
                                       INCOME     TRANSACTIONS   DIVIDENDS    PERIOD
--------------------------------------------------------------------------------------
CLASS A (INVESTOR) SHARES
Year ended October 31, 1998            (0.05)        (0.85)        (0.90)     $16.95
Year ended October 31, 1999            (0.04)        (0.39)        (0.43)      19.89
Year ended October 31, 2000            (0.07)        (1.89)        (1.96)      17.48
Year ended October 31, 2001            (0.02)           --         (0.02)      13.01
Year ended October 31, 2002            (0.03)           --         (0.03)      10.29
Six months ended April 30, 2003
 (Unaudited)                           (0.03)           --         (0.03)      10.76
--------------------------------------------------------------------------------------
CLASS B SHARES
Period ended October 31, 1998 (e)      (0.02)           --         (0.02)     $16.92
Year ended October 31, 1999            (0.01)        (0.39)        (0.40)      19.74
Year ended October 31, 2000               --         (1.89)        (1.89)      17.26
Year ended October 31, 2001               --            --            --       12.78
Year ended October 31, 2002               --            --            --       10.04
Six months ended April 30, 2003
 (Unaudited)                              --            --            --       10.49
--------------------------------------------------------------------------------------
CLASS C SHARES
Period ended October 31, 1999 (g)      (0.05)        (0.39)        (0.44)     $19.83
Year ended October 31, 2000               --         (1.89)        (1.89)      17.36
Year ended October 31, 2001               --            --            --       12.84
Year ended October 31, 2002               --            --            --       10.10
Six months ended April 30, 2003
 (Unaudited)                              --            --            --       10.54
--------------------------------------------------------------------------------------
CLASS Y SHARES
Year ended October 31, 1998            (0.08)        (0.85)        (0.93)     $16.95
Year ended October 31, 1999            (0.09)        (0.39)        (0.48)      19.89
Year ended October 31, 2000            (0.11)        (1.89)        (2.00)      17.48
Year ended October 31, 2001            (0.06)           --         (0.06)      13.01
Year ended October 31, 2002            (0.06)           --         (0.06)      10.29
Six months ended April 30, 2003
 (Unaudited)                           (0.04)           --         (0.04)      10.75
--------------------------------------------------------------------------------------



                                                                            RATIOS/SUPPLEMENTARY DATA
                                                     -----------------------------------------------------------------------
                                                                                    RATIO OF
                                                                                      NET
                                                                                   INVESTMENT
                                                     NET ASSETS    RATIO OF          INCOME        RATIO OF
                                                     AT END OF    EXPENSES TO      (LOSS) TO      EXPENSES TO
                                                       PERIOD       AVERAGE         AVERAGE       AVERAGE NET     PORTFOLIO
                                      TOTAL RETURN    (000'S)     NET ASSETS       NET ASSETS       ASSETS       TURNOVER(a)
----------------------------------------------------------------------------------------------------------------------------
CLASS A (INVESTOR) SHARES
Year ended October 31, 1998           19.98 %(b)      $ 23,559        1.03%           0.30%        1.03%           176.34%
Year ended October 31, 1999           20.23 %(b)        27,942        0.94%           0.26%        0.94%            70.85%
Year ended October 31, 2000           (2.38)%(b)        22,558        0.93%           0.34%        0.93%            91.81%
Year ended October 31, 2001          (25.49)%(b)        17,223        1.01%           0.14%        1.01%            51.65%
Year ended October 31, 2002          (20.74)%(b)        16,881        0.96%           0.34%        0.96%            62.60%
Six months ended April 30, 2003
 (Unaudited)                           4.85 %(b)(c)     17,154        0.95%(d)        0.44%(d)     0.95%(d)         32.49%
----------------------------------------------------------------------------------------------------------------------------
CLASS B SHARES
Period ended October 31, 1998 (e)     13.84 %(c)(f)   $    956        1.78%(d)      (0.45)%(d)     1.78%(d)        176.34%
Year ended October 31, 1999           19.32 %(f)         1,775        1.69%         (0.50)%        1.69%            70.85%
Year ended October 31, 2000           (3.13)%(f)         1,604        1.65%         (0.40)%        1.65%            91.81%
Year ended October 31, 2001          (25.96)%(f)         1,389        1.76%         (0.61)%        1.76%            51.65%
Year ended October 31, 2002          (21.44)%(f)         1,708        1.70%         (0.41)%        1.70%            62.60%
Six months ended April 30, 2003
 (Unaudited)                           4.48 %(c)(f)      1,875        1.70%(d)      (0.31)%(d)     1.70%(d)         32.49%
----------------------------------------------------------------------------------------------------------------------------
CLASS C SHARES
Period ended October 31, 1999 (g)     19.05 %(c)(f)   $  1,626        1.33%(d)      (0.16)%(d)     1.33%(d)         70.85%
Year ended October 31, 2000           (3.11)%(f)         1,204        1.65%         (0.37)%        1.65%            91.81%
Year ended October 31, 2001          (26.04)%(f)           768        1.75%         (0.60)%        1.75%            51.65%
Year ended October 31, 2002          (21.34)%(f)           568        1.71%         (0.43)%        1.71%            62.60%
Six months ended April 30, 2003
 (Unaudited)                           4.36 %(c)(f)        493        1.70%(d)      (0.31)%(d)     1.70%(d)         32.49%
----------------------------------------------------------------------------------------------------------------------------
CLASS Y SHARES
Year ended October 31, 1998           20.16 %         $210,498        0.78%           0.55%        0.78%           176.34%
Year ended October 31, 1999           20.59 %          245,342        0.69%           0.51%        0.69%            70.85%
Year ended October 31, 2000           (2.19)%          204,772        0.68%           0.58%        0.68%            91.81%
Year ended October 31, 2001          (25.27)%          127,306        0.75%           0.40%        0.75%            51.65%
Year ended October 31, 2002          (20.53)%          173,738        0.70%           0.60%        0.70%            62.60%
Six months ended April 30, 2003
 (Unaudited)                           4.91 %(c)       200,600        0.70%(d)        0.68%(d)     0.70%(d)         32.49%
----------------------------------------------------------------------------------------------------------------------------

(a) Portfolio turnover is calculated on the basis of the fund as a whole, without the distinguishing between the classes of shares issued.
(b) Excludes sales charge.
(c) Not annualized.
(d) Annualized.
(e) Class B Shares commenced operations on January 6, 1998.
(f) Excludes redemption charge.
(g) Class C Shares commenced operations on November 4, 1998.

See notes to financial statements.



                                             HSBC INVESTOR FAMILY OF FUNDS    43

       HSBC INVESTOR FUNDS -- GROWTH AND INCOME FUND
------------------------------------------------------------------------------
       FINANCIAL HIGHLIGHTS
...............................................................................

       SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT THE PERIODS INDICATED.


                                                              INVESTMENT ACTIVITIES
                                                    ------------------------------------------
                                                                 NET REALIZED AND
                                      NET ASSET        NET       UNREALIZED GAINS
                                        VALUE,      INVESTMENT    (LOSSES) FROM     TOTAL FROM
                                     BEGINNING OF     INCOME        INVESTMENT      INVESTMENT
                                        PERIOD        (LOSS)       TRANSACTIONS     ACTIVITIES
------------------------------------------------------------------------------------------------
CLASS A (INVESTOR) SHARES
Period ended October 31, 2001 (b)       $10.06         0.01           (1.15)          (1.14)
Year ended October 31, 2002               8.91         0.04           (1.73)          (1.69)
Six months ended April 30, 2003
 (Unaudited)                              7.21         0.03            0.26            0.29
------------------------------------------------------------------------------------------------
CLASS B SHARES
Period ended October 31, 2001 (f)       $ 9.54        (0.01)          (0.64)          (0.65)
Year ended October 31, 2002               8.88        (0.00)*         (1.74)          (1.74)
Six months ended April 30, 2003
 (Unaudited)                              7.14        (0.01)           0.27            0.26
------------------------------------------------------------------------------------------------
CLASS Y SHARES
Period ended October 31, 2001 (h)       $10.00         0.02           (1.09)          (1.07)
Year ended October 31, 2002               8.92         0.06           (1.73)          (1.67)
Six months ended April 30, 2003
 (Unaudited)                              7.22         0.04            0.27            0.31
------------------------------------------------------------------------------------------------


                                            DIVIDENDS
                                      ----------------------

                                                               NET ASSET
                                         NET                    VALUE,
                                      INVESTMENT     TOTAL      END OF
                                        INCOME     DIVIDENDS    PERIOD
------------------------------------------------------------------------
CLASS A (INVESTOR) SHARES
Period ended October 31, 2001 (b)       (0.01)       (0.01)      $8.91
Year ended October 31, 2002             (0.01)       (0.01)       7.21
Six months ended April 30, 2003
 (Unaudited)                            (0.03)       (0.03)       7.47
------------------------------------------------------------------------
CLASS B SHARES
Period ended October 31, 2001 (f)       (0.01)       (0.01)      $8.88
Year ended October 31, 2002                --           --        7.14
Six months ended April 30, 2003
 (Unaudited)                            (0.00)*      (0.00)*      7.40
------------------------------------------------------------------------
CLASS Y SHARES
Period ended October 31, 2001 (h)       (0.01)       (0.01)      $8.92
Year ended October 31, 2002             (0.03)       (0.03)       7.22
Six months ended April 30, 2003
 (Unaudited)                            (0.05)       (0.05)       7.48
------------------------------------------------------------------------

                                                                        RATIOS/SUPPLEMENTARY DATA
                                                        ---------------------------------------------------------
                                                                                     RATIO OF NET
                                                        NET ASSETS    RATIO OF        INVESTMENT
                                                        AT END OF    EXPENSES TO    INCOME (LOSS)
                                                          PERIOD     AVERAGE NET      TO AVERAGE      PORTFOLIO
                                      TOTAL RETURN       (000'S)       ASSETS         NET ASSETS     TURNOVER(a)
-----------------------------------------------------------------------------------------------------------------
CLASS A (INVESTOR) SHARES
Period ended October 31, 2001 (b)    (12.65)%(c)(d)      $  1,927       1.11%(e)       0.15 %(e)        43.13%
Year ended October 31, 2002          (18.97)%(d)            1,306       1.01%          0.39 %           59.85%
Six months ended April 30, 2003
 (Unaudited)                           4.07 %(c)(d)         1,083       1.02%(e)       0.76 %(e)        31.60%
-----------------------------------------------------------------------------------------------------------------
CLASS B SHARES
Period ended October 31, 2001 (f)    (10.52)%(c)(g)      $    330       1.84%(e)      (0.64)%(e)        43.13%
Year ended October 31, 2002          (19.59)%(g)            1,154       1.76%         (0.30)%           59.85%
Six months ended April 30, 2003
 (Unaudited)                           3.71 %(c)(g)         1,578       1.77%(e)      (0.03)%(e)        31.60%
-----------------------------------------------------------------------------------------------------------------
CLASS Y SHARES
Period ended October 31, 2001 (h)     (9.71)%(c)         $219,221       0.82%(e)       0.38 %(e)        43.13%
Year ended October 31, 2002          (18.76)%             168,812       0.76%          0.66 %           59.85%
Six months ended April 30, 2003
 (Unaudited)                           4.30 %(c)          179,851       0.78%(e)       1.00 %(e)        31.60%
-----------------------------------------------------------------------------------------------------------------

  *  Less than $0.005 per share.

 (a) Portfolio turnover is calculated on the basis of the fund as a whole, without the distinguishing between the classes of shares issued.
 (b) Class A (Investor) Shares commenced operations on April 12, 2001.
 (c) Not annualized.
 (d) Excludes sales charge.
 (e) Annualized.
 (f) Class B Shares commenced operations on April 5, 2001.
 (g) Excludes redemption charge.
 (h) Class Y Shares commenced operations on April 2, 2001.

See notes to financial statements.

44    HSBC INVESTOR FAMILY OF FUNDS

       HSBC INVESTOR FUNDS -- MID-CAP FUND
--------------------------------------------------------------------------------
       FINANCIAL HIGHLIGHTS
.................................................................................

       SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT THE PERIODS INDICATED.

                                                 INVESTMENT ACTIVITIES                      DIVIDENDS
                                       ------------------------------------------   -------------------------
                                                     NET REALIZED
                                                         AND
                                                      UNREALIZED
                                                    GAINS (LOSSES)                  NET REALIZED
                           NET ASSET                     FROM            TOTAL       GAINS FROM
                            VALUE,        NET         INVESTMENT          FROM       INVESTMENT
                           BEGINNING   INVESTMENT     AND OPTION       INVESTMENT    AND OPTION       TOTAL
                           OF PERIOD      LOSS       TRANSACTIONS      ACTIVITIES   TRANSACTIONS    DIVIDENDS
-------------------------------------------------------------------------------------------------------------
CLASS A (INVESTOR) SHARES
Period ended October 31,
 2000 (b)                   $10.27       (0.01)         (0.19)           (0.20)            --            --
Year ended October 31,
 2001                        10.07       (0.03)         (2.00)           (2.03)         (0.14)        (0.14)
Year ended October 31,
 2002                         7.90       (0.03)         (1.57)           (1.60)            --            --
Six months ended April
 30, 2003 (Unaudited)         6.30       (0.01)          0.18             0.17             --            --
-------------------------------------------------------------------------------------------------------------
CLASS B SHARES
Period ended October 31,
 2000 (f)                   $10.72       (0.02)         (0.64)           (0.66)            --            --
Year ended October 31,
 2001                        10.06       (0.08)         (2.02)           (2.10)         (0.14)        (0.14)
Year ended October 31,
 2002                         7.82       (0.08)         (1.55)           (1.63)            --            --
Six months ended April
 30, 2003 (Unaudited)         6.19       (0.03)          0.18             0.15             --            --
-------------------------------------------------------------------------------------------------------------
CLASS C SHARES
Period ended October 31,
 2000 (h)                   $10.04       (0.01)          0.03 (j)         0.02             --            --
Year ended October 31,
 2001                        10.06       (0.09)         (2.01)           (2.10)         (0.14)        (0.14)
Year ended October 31,
 2002                         7.82       (0.08)         (1.54)           (1.62)            --            --
Six months ended April
 30, 2003 (Unaudited)         6.20       (0.03)          0.17             0.14             --            --
-------------------------------------------------------------------------------------------------------------
TRUST SHARES
Period ended October 31,
 2000 (i)                   $10.00       (0.01)          0.09 (j)         0.08             --            --
Year ended October 31,
 2001                        10.08       (0.01)         (2.02)           (2.03)         (0.14)        (0.14)
Year ended October 31,
 2002                         7.91       (0.02)         (1.56)           (1.58)            --            --
Six months ended April
 30, 2003 (Unaudited)         6.33          --          0.18             0.18              --            --

                                                                             RATIOS/SUPPLEMENTARY DATA
                                                            ------------------------------------------------------------

                                                                                          RATIO OF NET
                           NET ASSET                        NET ASSETS      RATIO OF       INVESTMENT
                            VALUE,                          AT END OF       EXPENSES         LOSS TO
                            END OF           TOTAL            PERIOD       TO AVERAGE      AVERAGE NET       PORTFOLIO
                            PERIOD           RETURN          (000'S)       NET ASSETS        ASSETS         TURNOVER(a)
------------------------------------------------------------------------------------------------------------------------
CLASS A (INVESTOR) SHARES
Period ended October 31,
 2000 (b)                    $10.07          (1.95)%(c)(d)   $    445        1.28%(e)        (0.42)%(e)        57.69%
Year ended October 31,
 2001                          7.90         (20.37)%(d)           927        1.13%           (0.40)%          112.67%
Year ended October 31,
 2002                          6.30         (20.25)%(d)         1,010        1.08%           (0.46)%          140.23%
Six months ended April
 30, 2003 (Unaudited)          6.47           2.70 %(c)(d)      1,076        1.12%(e)        (0.22)%(e)        53.50%
------------------------------------------------------------------------------------------------------------------------
CLASS B SHARES
Period ended October 31,
 2000 (f)                    $10.06          (6.16)%(c)(g)   $  1,557        2.02%(e)        (1.17)%(e)        57.69%
Year ended October 31,
 2001                          7.82         (21.09)%(g)         3,827        1.88%           (1.16)%          112.67%
Year ended October 31,
 2002                          6.19         (20.84)%(g)         4,391        1.83%           (1.21)%          140.23%
Six months ended April
 30, 2003 (Unaudited)          6.34           2.42 %(c)(g)      4,647        1.87%(e)        (0.97)%(e)        53.50%
------------------------------------------------------------------------------------------------------------------------
CLASS C SHARES
Period ended October 31,
 2000 (h)                    $10.06           0.20 %(c)(g)   $     18        2.11%(e)        (1.29)%(e)        57.69%
Year ended October 31,
 2001                          7.82         (21.09)%(g)            21        1.87%           (1.13)%          112.67%
Year ended October 31,
 2002                          6.20         (20.72)%(g)            20        1.83%           (1.20)%          140.23%
Six months ended April
 30, 2003 (Unaudited)          6.34           2.26 %(c)(g)         21        1.87%(e)        (0.98)%(e)        53.50%
------------------------------------------------------------------------------------------------------------------------
TRUST SHARES
Period ended October 31,
 2000 (i)                    $10.08           0.80 %         $108,487        1.01%(e)        (0.22)%(e)        57.69%
Year ended October 31,
 2001                          7.91         (20.34)%          129,390        0.87%           (0.13)%          112.67%
Year ended
 October 31, 2002              6.33         (19.97)%           98,059        0.82%           (0.18)%          140.23%
Six months ended April
 30, 2003 (Unaudited)          6.51           2.84 %(c)       124,290        0.87%(e)         0.03%(e)         53.50%
------------------------------------------------------------------------------------------------------------------------

(a) Portfolio turnover is calculated on the basis of the fund as a whole, without the distinguishing between the classes of shares issued.
(b) Class A (Investor) Shares commenced operations on July 10, 2000.
(c) Not annualized.
(d) Excludes sales charge.
(e) Annualized.
(f) Class B Shares commenced operations on July 17, 2000.
(g) Excludes redemption charge.
(h) Class C Shares commenced operations on August 9, 2000.
(i) Trust Shares commenced operations on July 1, 2000.
(j) The amount shown for a share outstanding throughout the period does not accord with the change in aggregate gains and losses in the portfolio of securities during the period because of the timing of sales and purchases of fund shares in relation to fluctuating market values during the period.

See notes to financial statements.

                                             HSBC INVESTOR FAMILY OF FUNDS    45

        HSBC ADVISOR FUNDS TRUST -- INTERNATIONAL EQUITY FUND
--------------------------------------------------------------------------------
        FINANCIAL HIGHLIGHTS
.................................................................................

        SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT THE PERIODS INDICATED.

                                                               INVESTMENT ACTIVITIES
                                                    ---------------------------------------------
                                                                 NET REALIZED AND
                                                                 UNREALIZED GAINS
                                                                   (LOSSES) FROM
                                      NET ASSET                     INVESTMENT          TOTAL
                                        VALUE,         NET          AND FOREIGN          FROM
                                      BEGINNING     INVESTMENT       CURRENCY         INVESTMENT
                                      OF PERIOD       INCOME       TRANSACTIONS       ACTIVITIES
------------------------------------------------------------------------------------------------
ADVISOR SHARES
Year ended October 31, 1998             $13.76         0.11             0.32             0.43
Year ended October 31, 1999              13.24         0.09             5.87             5.96
Year ended October 31, 2000              18.58         0.11             0.75 (b)         0.86
Year ended October 31, 2001              18.13         0.09            (4.38)           (4.29)
Year ended October 31, 2002              12.56         0.07            (1.72)           (1.65)
Six months ended April 30, 2003
 (Unaudited)                             10.73         0.04            (0.06)(b)        (0.02)
------------------------------------------------------------------------------------------------

                                                         DIVIDENDS
                           -----------------------------------------------------------------------

                                                    NET REALIZED
                                                     GAINS FROM
                                                     INVESTMENT                NET ASSET
                                          NET       AND FOREIGN                 VALUE,
                                       INVESTMENT     CURRENCY       TOTAL      END OF     TOTAL
                                         INCOME     TRANSACTIONS   DIVIDENDS    PERIOD     RETURN
-------------------------------------------------------------------------------------------------
ADVISOR SHARES
Year ended October 31, 1998              (0.27)        (0.68)        (0.95)     $13.24       3.49 %
Year ended October 31, 1999              (0.15)        (0.47)        (0.62)      18.58      46.92 %
Year ended October 31, 2000              (0.11)        (1.20)        (1.31)      18.13       4.05 %
Year ended October 31, 2001                 --         (1.28)        (1.28)      12.56     (25.42)%
Year ended October 31, 2002              (0.19)           --         (0.19)      10.73     (13.32)%
Six months ended April 30, 2003
 (Unaudited)                             (0.19)           --         (0.19)      10.52      (0.22)%(c)
-------------------------------------------------------------------------------------------------


                                                    RATIOS/SUPPLEMENTARY DATA
                                     -------------------------------------------------------

                                                                  RATIO OF
                                                                     NET
                                     NET ASSETS    RATIO OF      INVESTMENT
                                     AT END OF     EXPENSES       INCOME TO
                                       PERIOD     TO AVERAGE     AVERAGE NET      PORTFOLIO
                                      (000'S)     NET ASSETS       ASSETS        TURNOVER(a)
--------------------------------------------------------------------------------------------
ADVISOR SHARES
Year ended October 31, 1998           $120,250      1.09%           0.75%           40.47%
Year ended October 31, 1999            172,004      1.05%           0.54%           34.26%
Year ended October 31, 2000            219,837      0.90%           0.51%           27.81%
Year ended October 31, 2001            184,494      0.99%           0.51%           26.90%
Year ended October 31, 2002            194,704      0.99%           0.70%           31.63%
Six months ended April 30, 2003
 (Unaudited)                           266,109      0.89%(d)        1.08%(d)         8.88%
--------------------------------------------------------------------------------------------

(a) Portfolio turnover is calculated on the basis of the respective Portfolio in which the Fund invests all of its investable assets.
(b) The amount shown for a share outstanding throughout the period does not accord with the change in aggregate gains and losses in the portfolio of securities during the period because of the timing of sales and purchases of fund shares in relation to fluctuating market values during the period.
(c) Not annualized.
(d) Annualized.

See notes to financial statements.

46    HSBC INVESTOR FAMILY OF FUNDS

          HSBC INVESTOR FUNDS -- OVERSEAS EQUITY FUND
--------------------------------------------------------------------------------
          FINANCIAL HIGHLIGHTS
.................................................................................

          SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT THE PERIODS
 INDICATED.

                                                           INVESTMENT ACTIVITIES
                                                 -----------------------------------------
                                                               NET REALIZED
                                                              AND UNREALIZED
                                                              GAINS (LOSSES)
                                     NET ASSET      NET       FROM INVESTMENT
                                      VALUE,     INVESTMENT     AND FOREIGN     TOTAL FROM
                                     BEGINNING     INCOME        CURRENCY       INVESTMENT
                                     OF PERIOD     (LOSS)      TRANSACTIONS     ACTIVITIES
------------------------------------------------------------------------------------------
CLASS A (INVESTOR) SHARES
Year ended October 31, 1998           $11.57       (0.01)           0.23           0.22
Year ended October 31, 1999            11.64       (0.04)           5.32           5.28
Year ended October 31, 2000            16.90       (0.11)           0.64           0.53
Year ended October 31, 2001            17.21       (0.04)          (4.05)         (4.09)
Year ended October 31, 2002            11.66       (0.04)          (1.34)         (1.38)
Six months ended April 30, 2003
 (Unaudited)                            9.87        0.01           (0.16)         (0.15)
------------------------------------------------------------------------------------------
CLASS B SHARES
Period ended October 31, 1998 (f)     $11.45       (0.07)           0.19           0.12
Year ended October 31, 1999            11.57       (0.12)           5.24           5.12
Year ended October 31, 2000            16.69       (0.10)           0.48           0.38
Year ended October 31, 2001            16.85       (0.14)          (3.95)         (4.09)
Year ended October 31, 2002            11.30       (0.08)          (1.34)         (1.42)
Six months ended April 30, 2003
 (Unaudited)                            9.56       (0.03)          (0.14)         (0.17)
------------------------------------------------------------------------------------------
CLASS C SHARES
Period ended October 31, 1999 (h)     $11.88       (0.08)           5.04           4.96
Year ended October 31, 2000            16.84       (0.14)           0.52           0.38
Year ended October 31, 2001            17.00       (0.18)          (3.95)         (4.13)
Year ended October 31, 2002            11.41       (0.08)          (1.36)         (1.44)
Six months ended April 30, 2003
 (Unaudited)                            9.68       (0.02)          (0.14)         (0.16)
------------------------------------------------------------------------------------------

                                              DIVIDENDS
                                     ---------------------------

                                                   NET REALIZED
                                                    GAINS FROM
                                                    INVESTMENT
                                        NET        AND FOREIGN
                                     INVESTMENT      CURRENCY
                                       INCOME      TRANSACTIONS
                                     ---------------------------
CLASS A (INVESTOR) SHARES
Year ended October 31, 1998            (0.08)         (0.07)
Year ended October 31, 1999            (0.02)            --
Year ended October 31, 2000               --          (0.22)
Year ended October 31, 2001               --          (1.46)
Year ended October 31, 2002            (0.12)         (0.29)
Six months ended April 30, 2003
 (Unaudited)                           (0.10)            --
-------------------------------------------------------------
CLASS B SHARES
Period ended October 31, 1998 (f)         --             --
Year ended October 31, 1999               --             --
Year ended October 31, 2000               --          (0.22)
Year ended October 31, 2001               --          (1.46)
Year ended October 31, 2002            (0.03)         (0.29)
Six months ended April 30, 2003
 (Unaudited)                           (0.05)            --
-------------------------------------------------------------
CLASS C SHARES
Period ended October 31, 1999 (h)         --             --
Year ended October 31, 2000               --          (0.22)
Year ended October 31, 2001               --          (1.46)
Year ended October 31, 2002               --          (0.29)
Six months ended April 30, 2003
 (Unaudited)                           (0.01)            --
-------------------------------------------------------------



                                     DIVIDENDS                                      RATIOS/SUPPLEMENTARY DATA
                                     ---------                                ----------------------------------------------
                                                                                                              RATIO OF NET
                                                                                                RATIO OF      INVESTMENT
                                                 NET ASSET                      NET ASSETS     EXPENSES TO     LOSS TO
                                       TOTAL     VALUE, END       TOTAL         AT END OF      AVERAGE NET   AVERAGE NET
                                     DIVIDENDS   OF PERIOD        RETURN      PERIOD (000'S)     ASSETS         ASSETS
                                     ---------------------------------------------------------------------------------------
CLASS A (INVESTOR) SHARES
Year ended October 31, 1998            (0.15)      $11.64       1.96 %(c)         $6,070          1.77%      (0.08)%
Year ended October 31, 1999            (0.02)       16.90      45.41 %(c)          8,138          1.86%      (0.30)%
Year ended October 31, 2000            (0.22)       17.21       3.05 %(c)          7,252          1.85%      (0.49)%
Year ended October 31, 2001            (1.46)       11.66     (25.93)%(c)          6,940          1.85%      (0.35)%
Year ended October 31, 2002            (0.41)        9.87     (12.42)%(c)          7,203          1.85%      (0.18)%
Six months ended April 30, 2003
 (Unaudited)                           (0.10)        9.62      (1.51)%(c)(d)       8,545          1.85%(e)    0.20%(e)
----------------------------------------------------------------------------------------------------------------------------
CLASS B SHARES
Period ended October 31, 1998 (f)         --       $11.57       1.05 %(d)(g)      $   42          2.52%(e)   (0.83)%(e)
Year ended October 31, 1999               --        16.69      44.25 %(g)             90          2.59%      (1.04)%
Year ended October 31, 2000            (0.22)       16.85       2.18 %(g)            358          2.60%      (1.17)%
Year ended October 31, 2001            (1.46)       11.30     (26.52)%(g)            294          2.60%      (1.09)%
Year ended October 31, 2002            (0.32)        9.56     (13.07)%(g)            588          2.60%      (0.87)%
Six months ended April 30, 2003
 (Unaudited)                           (0.05)        9.34      (1.77)%(d)(g)         699          2.60%(e)   (0.48)%(e)
----------------------------------------------------------------------------------------------------------------------------
CLASS C SHARES
Period ended October 31, 1999 (h)         --       $16.84      41.84 %(d)(g)      $   98          2.57%(e)   (1.01)%(e)
Year ended October 31, 2000            (0.22)       17.00       2.10 %(g)            248          2.60%      (1.14)%
Year ended October 31, 2001            (1.46)       11.41     (26.53)%(g)            139          2.60%      (1.10)%
Year ended October 31, 2002            (0.29)        9.68     (13.08)%(g)             96          2.60%      (1.00)%
Six months ended April 30, 2003
 (Unaudited)                           (0.01)        9.51      (1.70)%(d)(g)          93          2.60%(e)   (0.57)%(e)
----------------------------------------------------------------------------------------------------------------------------
                                    RATIOS/SUPPLEMENTARY DATA
                       ---------------------------------------------
                                    RATIO OF
                                   EXPENSES TO
                                   AVERAGE NET      PORTFOLIO
                                    ASSETS(a)      TURNOVER(b)
                       ----------------------------------------------
CLASS A (INVESTOR) SHARES
Year ended October 31, 1998          1.86%          40.47%
Year ended October 31, 1999          2.44%          34.26%
Year ended October 31, 2000          2.43%          27.81%
Year ended October 31, 2001          2.44%          26.90%
Year ended October 31, 2002          2.28%          31.63%
Six months ended April 30, 2003
 (Unaudited)                         2.55%(e)        8.88%
---------------------------------------------------------------------
CLASS B SHARES
Period ended October 31, 1998 (f)    2.61%(e)       40.47%
Year ended October 31, 1999          3.24%          34.26%
Year ended October 31, 2000          2.96%          27.81%
Year ended October 31, 2001          3.18%          26.90%
Year ended October 31, 2002          3.04%          31.63%
Six months ended April 30, 2003
 (Unaudited)                         3.31%(e)        8.88%
---------------------------------------------------------------------
CLASS C SHARES
Period ended October 31, 1999 (h)    3.15%(e)       34.26%
Year ended October 31, 2000          2.96%          27.81%
Year ended October 31, 2001          3.16%          26.90%
Year ended October 31, 2002          3.04%          31.63%
Six months ended April 30, 2003
 (Unaudited)                         3.31%(e)        8.88%
---------------------------------------------------------------------

 (a) During the period certain fees were reduced. If such fee reductions had not occurred, the ratio would have been as indicated.
 (b) Portfolio turnover is calculated on the basis of the respective Portfolio in which the Fund invests all of its investable assets.
 (c) Excludes sales charge.
 (d) Not annualized.
 (e) Annualized.
 (f) Class B Shares commenced operations on January 6, 1998.
 (g) Excludes redemption charge.
 (h) Class C Shares commenced operations on November 4, 1998.

See notes to financial statements.

                                             HSBC INVESTOR FAMILY OF FUNDS    47

          HSBC ADVISOR FUNDS TRUST -- SMALL CAP EQUITY FUND
--------------------------------------------------------------------------------
          FINANCIAL HIGHLIGHTS
.................................................................................

          SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT THE PERIODS
INDICATED.

                                                        INVESTMENT ACTIVITIES
                                                    ------------------------------
                                                                 NET REALIZED AND
                                      NET ASSET                  UNREALIZED GAINS
                                        VALUE,         NET         (LOSSES) FROM
                                     BEGINNING OF   INVESTMENT      INVESTMENT
                                        PERIOD        INCOME       TRANSACTIONS
----------------------------------------------------------------------------------
ADVISOR SHARES
Year ended October 31, 1998             $13.44        (0.09)           (0.49)
Year ended October 31, 1999              11.48        (0.09)            2.65
Year ended October 31, 2000              12.56        (0.10)            6.73
Year ended October 31, 2001              17.81        (0.10)           (3.65)
Year ended October 31, 2002              11.32        (0.09)           (1.96)
Six months ended April 30, 2003
 (Unaudited)                              9.27        (0.03)            0.29
----------------------------------------------------------------------------------

                            INVESTMENT ACTIVITIES       DIVIDENDS
                            ---------------------- -----------------------
                                        TOTAL      NET REALIZED               NET ASSET
                                        FROM       GAINS FROM                 VALUE,
                                     INVESTMENT    INVESTMENT      TOTAL      END OF     TOTAL
                                     ACTIVITIES   TRANSACTIONS   DIVIDENDS    PERIOD     RETURN
                                     ----------------------------------------------------------
ADVISOR SHARES
Year ended October 31, 1998            (0.58)        (1.38)        (1.38)     $11.48      (4.27)%
Year ended October 31, 1999             2.56         (1.48)        (1.48)      12.56      24.63 %
Year ended October 31, 2000             6.63         (1.38)        (1.38)      17.81      55.59 %
Year ended October 31, 2001            (3.75)        (2.74)        (2.74)      11.32     (22.98)%
Year ended October 31, 2002            (2.05)           --            --        9.27     (18.11)%
Six months ended April 30, 2003
 (Unaudited)                            0.26            --            --        9.53       2.80 %(c)
-----------------------------------------------------------------------------------------------------

                                                             RATIOS/SUPPLEMENTARY DATA
                                     -------------------------------------------------------------------------
                                                                 RATIO OF NET
                                     NET ASSETS    RATIO OF       INVESTMENT        RATIO OF
                                     AT END OF     EXPENSES        LOSS TO          EXPENSES
                                       PERIOD     TO AVERAGE     AVERAGE NET       TO AVERAGE       PORTFOLIO
                                      (000'S)     NET ASSETS        ASSETS         NET ASSETS      TURNOVER(a)
                                     -------------------------------------------------------------------------
ADVISOR SHARES
Year ended October 31, 1998           $112,935      1.14%           (0.68)%           1.16%(b)        154.69%
Year ended October 31, 1999            148,538      1.18%           (0.81)%           1.18%            77.74%
Year ended October 31, 2000            253,724      1.05%           (0.68)%           1.05%            79.51%
Year ended October 31, 2001            180,265      1.07%           (0.74)%           1.07%            52.47%
Year ended October 31, 2002            190,686      1.07%           (0.87)%           1.07%           103.90%
Six months ended April 30, 2003
 (Unaudited)                           212,386      1.06%(d)        (0.71)%(d)        1.06%(d)        124.49%
---------------------------------------------------------------------------------------------------------------

(a) Portfolio turnover is calculated on the basis of the respective Portfolio in which the Fund invests all of its investable assets.

(b) During the period certain fees were reduced. If such fee reductions had not occurred, the ratio would have been as indicated.

(c) Not annualized.

(d) Annualized.

See notes to financial statements.

48    HSBC INVESTOR FAMILY OF FUNDS

          HSBC INVESTOR FUNDS -- OPPORTUNITY FUND
--------------------------------------------------------------------------------
          FINANCIAL HIGHLIGHTS
.................................................................................

      SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT THE PERIODS INDICATED.

                                                           INVESTMENT ACTIVITIES
                                                 ------------------------------------------
                                                              NET REALIZED AND
                                     NET ASSET                UNREALIZED GAINS     TOTAL
                                      VALUE,        NET        (LOSSES) FROM        FROM
                                     BEGINNING   INVESTMENT      INVESTMENT      INVESTMENT
                                     OF PERIOD      LOSS        TRANSACTIONS     ACTIVITIES
-------------------------------------------------------------------------------------------
CLASS A (INVESTOR) SHARES
Year ended October 31, 1998           $12.37       (0.13)          (0.46)          (0.59)
Year ended October 31, 1999            11.33       (0.19)           2.78            2.59
Year ended October 31, 2000            13.19       (0.26)           7.13            6.87
Year ended October 31, 2001            18.75       (0.14)          (3.58)          (3.72)
Year ended October 31, 2002             9.60       (0.13)          (1.64)          (1.77)
Six months ended April 30, 2003
 (Unaudited)                            7.83       (0.05)           0.24            0.19
-------------------------------------------------------------------------------------------
CLASS B SHARES
Period ended October 31, 1998 (f)     $11.65       (0.09)          (0.25)          (0.34)
Year ended October 31, 1999            11.31       (0.23)           2.71            2.48
Year ended October 31, 2000            13.06       (0.28)           6.93            6.65
Year ended October 31, 2001            18.40       (0.23)*         (3.47)          (3.70)
Year ended October 31, 2002             9.27       (0.20)*         (1.56)          (1.76)
Six months ended April 30, 2003
 (Unaudited)                            7.51       (0.07)           0.22            0.15
-------------------------------------------------------------------------------------------
CLASS C SHARES
Period ended October 31, 1999 (h)     $11.55       (0.10)           2.41            2.31
Year ended October 31, 2000            13.13       (0.32)           7.01            6.69
Year ended October 31, 2001            18.51       (0.24)*         (3.49)          (3.73)
Year ended October 31, 2002             9.35       (0.21)*         (1.57)          (1.78)
Six months ended April 30, 2003
(Unaudited)                             7.57       (0.08)           0.23            0.15

                                            DIVIDENDS
                                     ------------------------

                                     NET REALIZED
                                      GAINS FROM
                                      INVESTMENT      TOTAL
                                     TRANSACTIONS   DIVIDENDS
                                     ------------------------
CLASS A (INVESTOR) SHARES
Year ended October 31, 1998             (0.45)        (0.45)
Year ended October 31, 1999             (0.73)        (0.73)
Year ended October 31, 2000             (1.31)        (1.31)
Year ended October 31, 2001             (5.43)        (5.43)
Year ended October 31, 2002                --            --
Six months ended April 30, 2003
 (Unaudited)                               --            --
-------------------------------------------------------------
CLASS B SHARES
Period ended October 31, 1998 (f)          --            --
Year ended October 31, 1999             (0.73)        (0.73)
Year ended October 31, 2000             (1.31)        (1.31)
Year ended October 31, 2001             (5.43)        (5.43)
Year ended October 31, 2002                --            --
Six months ended April 30, 2003
 (Unaudited)                               --            --
-------------------------------------------------------------
CLASS C SHARES
Period ended October 31, 1999 (h)       (0.73)        (0.73)
Year ended October 31, 2000             (1.31)        (1.31)
Year ended October 31, 2002             (5.43)        (5.43)
Year ended October 31, 2002              --             --
Six months ended April 30, 2003
(Unaudited)                              --             --


                                                                                  RATIOS/SUPPLEMENTARY DATA
                                                         ---------------------------------------------------------------------
                                                                                       RATIO OF NET
                               NET ASSET                 NET ASSETS      RATIO OF       INVESTMENT     RATIO OF
                                VALUE,                   AT END OF       EXPENSES        LOSS TO      EXPENSES TO
                                END OF      TOTAL          PERIOD       TO AVERAGE     AVERAGE NET    AVERAGE NET   PORTFOLIO
                                PERIOD      RETURN        (000'S)       NET ASSETS        ASSETS       ASSETS(a)   TURNOVER(b)
                               ----------------------------------------------------------------------------------------------
CLASS A (INVESTOR) SHARES
Year ended October 31, 1998       $11.33     (4.68)%(c)    $ 13,137         1.63%           (1.17)%       1.64%        154.69%
Year ended October 31, 1999        13.19     23.80 %(c)      13,015         1.75%           (1.38)%       2.14%         77.74%
Year ended October 31, 2000        18.75     54.54 %(c)      15,415         1.65%           (1.29)%       1.84%         79.51%
Year ended October 31, 2001         9.60    (23.65)%(c)      11,892         1.65%           (1.32)%       1.97%         52.47%
Year ended October 31, 2002         7.83    (18.44)%(c)      11,384         1.65%           (1.45)%       2.08%        103.90%
Six months ended April 30, 2003
 (Unaudited)                        8.02      2.43 %(c)(d)   10,953         1.65%(e)        (1.31)%(e)    2.23%(e)     124.49%
-----------------------------------------------------------------------------------------------------------------------------
CLASS B SHARES
Period ended October 31, 1998 (f) $11.31     (2.92)%(d)(g)  $   349         2.38%(e)        (1.92)%(e)    2.39%(e)     154.69%
Year ended October 31, 1999        13.06     22.93 %(g)         536         2.48%           (2.12)%       2.92%         77.74%
Year ended October 31, 2000        18.40     53.30 %(g)       1,273         2.40%           (2.02)%       2.49%         79.51%
Year ended October 31, 2001         9.27    (24.16)%(g)       1,315         2.40%           (2.08)%       2.73%         52.47%
Year ended October 31, 2002         7.51    (18.99)%(g)       2,374         2.40%           (2.18)%       2.86%        103.90%
Six months ended April 30, 2003
 (Unaudited)                        7.66      2.00 %(d)(g)    2,633         2.40%(e)        (2.06)%(e)    2.97%(e)     124.49%
------------------------------------------------------------------------------------------------------------------------------
CLASS C SHARES
Period ended October 31, 1999 (h) $13.13     21.00 %(d)(g)   $  289         2.38%(e)        (2.02)%(e)    2.77%(e)      77.74%
Year ended October 31, 2000        18.51     53.32 %(g)         707         2.40%           (2.02)%       2.46%         79.51%
Year ended October 31, 2001         9.35    (24.17)%(g)         407         2.40%           (2.06)%       2.71%         52.47%
Year ended October 31, 2002         7.57    (19.04)%(g)         329         2.40%           (2.20)%       2.83%        103.90%
Six months ended April 30, 2003
 (Unaudited)                        7.72      1.98 %(d)(g)      293         2.40%(e)        (2.06)%(e)    2.98%(e)     124.49%
------------------------------------------------------------------------------------------------------------------------------

 *  Calculated using average shares.

(a) During the period certain fees were reduced. If such fee reductions had not occurred, the ratio would have been as indicated.

(b) Portfolio turnover is calculated on the basis of the respective Portfolio in which the Fund invests all of its investable assets.

(c) Excludes sales charge.

(d) Not annualized.

(e) Annualized.

(f) Class B Shares commenced operations on January 6, 1998.

(g) Excludes redemption charge.

(h) Class C Shares commenced operations on November 4, 1998.

See notes to financial statements.

                                             HSBC INVESTOR FAMILY OF FUNDS    49

          HSBC INVESTOR FAMILY OF FUNDS
--------------------------------------------------------------------------------
          NOTES TO FINANCIAL STATEMENTS -- APRIL 30, 2003 (UNAUDITED)
.................................................................................

1.  ORGANIZATION:

        The HSBC Investor Funds (the 'Trust'), a Massachusetts business trust organized on April 22, 1987, and the HSBC Advisor Funds Trust (the 'Advisor Trust'), a Massachusetts business trust organized on April 5, 1996, are registered under the Investment Company Act of 1940, as amended (the 'Act'), as open-end management investment companies. The Trust and Advisor Trust (collectively the 'Trusts') contain the following funds (individually a 'Fund,' collectively the 'Funds'):

FUND                                       SHORT NAME                     TRUST
----                                       ----------                     -----
HSBC Investor Limited Maturity Fund        Limited Maturity Fund          Trust
HSBC Investor Fixed Income Fund            Fixed Income Fund              Advisor Trust
HSBC Investor Bond Fund                    Bond Fund                      Trust
HSBC Investor New York Tax-Free Bond Fund  New York Tax-Free Bond Fund    Trust
HSBC Investor Balanced Fund                Balanced Fund                  Trust
HSBC Investor Equity Fund                  Equity Fund                    Trust
HSBC Investor Growth and Income Fund       Growth and Income Fund         Trust
HSBC Investor Mid-Cap Fund                 Mid-Cap Fund                   Trust
HSBC Investor International Equity Fund    International Equity Fund      Advisor Trust
HSBC Investor Overseas Equity Fund         Overseas Equity Fund           Trust
HSBC Investor Small Cap Equity Fund        Small Cap Equity Fund          Advisor Trust
HSBC Investor Opportunity Fund             Opportunity Fund               Trust

        The Funds are separate series of the Trusts and are part of the HSBC Investor Family of Funds. Financial statements for all other series of HSBC Investor Family of Funds are published separately.

        The Limited Maturity Fund, Fixed Income Fund, Bond Fund, International Equity Fund, Overseas Equity Fund, Small Cap Equity Fund, and the Opportunity Fund (individually a 'Feeder Fund,' collectively the 'Feeder Funds') utilize the Master Feeder Fund Structure and seek to achieve their investment objectives by investing all of their investable assets in their respective Portfolios (as defined below), per the following schedule:

                                                                              PROPORTIONATE
                                                                               INTEREST ON
FUND                       RESPECTIVE PORTFOLIO                               APRIL 30, 2003
----                       --------------------                               --------------
Limited Maturity Fund      HSBC Investor Limited Maturity Portfolio               74.4%
Fixed Income Fund          HSBC Investor Fixed Income Portfolio                   77.7%
Bond Fund                  HSBC Investor Fixed Income Portfolio                    4.9%
International Equity Fund  HSBC Investor International Equity Portfolio           80.6%
Overseas Equity Fund       HSBC Investor International Equity Portfolio            2.4%
Small Cap Equity Fund      HSBC Investor Small Cap Equity Portfolio               74.3%
Opportunity Fund           HSBC Investor Small Cap Equity Portfolio                4.8%

        The HSBC Investor Limited Maturity Portfolio, HSBC Investor Fixed Income Portfolio, HSBC Investor International Equity Portfolio, and the HSBC Investor Small Cap Equity Portfolio (individually a 'Portfolio,' collectively the 'Portfolios'), are diversified series of the HSBC Investor Portfolio Trust (the 'Portfolio Trust'), and like each Feeder Fund, are open-end management investment companies. The financial statements of the Portfolios, including the Schedules of Portfolio Investments, are included in this report. The financial statements of the Portfolios should be read in conjunction with the financial statements of the Feeder Funds.

        The Funds are authorized to issue an unlimited number of shares of beneficial interest with a par value of $0.001 per share. The Limited Maturity Fund, New York Tax-Free Bond Fund, Balanced Fund, Equity Fund, and the Growth and Income Fund each offers four classes of shares, Class A (Investor) Shares, Class B Shares, Class C Shares and Class Y Shares. The Mid-Cap Fund offers four classes of shares, Class A Shares, Class B Shares, Class C Shares, and Trust Shares. The Fixed Income Fund, International Equity Fund, and the Small Cap Equity Fund each offers one class of shares. The Bond Fund, Overseas Equity Fund, and the Opportunity Fund each offers three classes of shares,

50    HSBC INVESTOR FAMILY OF FUNDS

     HSBC INVESTOR FAMILY OF FUNDS
--------------------------------------------------------------------------------
     NOTES TO FINANCIAL STATEMENTS -- APRIL 30, 2003 (UNAUDITED) (CONTINUED)
.................................................................................

    Class A (Investor) Shares, Class B Shares and Class C Shares. Each class of shares in the Funds has identical rights and privileges except with respect to fees paid under shareholder servicing or distribution plans, voting rights on matters affecting a single class of shares, and the exchange privilege of each class of shares.

2.  SIGNIFICANT ACCOUNTING POLICIES:

        The following is a summary of the significant accounting policies followed by the Funds in the preparation of their financial statements. The policies are in conformity with accounting principles generally accepted in the United States of America ('GAAP'). The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses for the period. Actual results could differ from those estimates.

    SECURITIES VALUATION:

    A. NEW YORK TAX-FREE BOND FUND, BALANCED FUND, EQUITY FUND, GROWTH AND INCOME FUND, AND MID-CAP FUND

        Bonds and other fixed income securities (other than short-term obligations but including listed issues) are valued on the basis of valuations furnished by a pricing service, the use of which has been approved by the Funds' Board of Trustees. In making such valuations, the pricing service utilizes both dealer-supplied valuations and the use of matrix techniques which take into account appropriate factors such as institutional-size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics other than market data and without exclusive reliance upon quoted prices or exchanges or over-the-counter prices, since such valuations are believed to reflect more accurately the fair value of such securities. All debt portfolio securities with a remaining maturity of 60 days or less are valued at amortized cost. Under the amortized cost method, premium or discount, if any, is amortized or accreted, respectively, on a constant (straight-line) basis to the maturity of the security.

        The value of each equity security is based either on the last sale price on a national securities exchange, or in the absence of recorded sales, at the closing bid prices on such exchanges, or at the quoted bid price in the over-the-counter market. Securities or other assets for which market quotations are not readily available are valued by or at the direction of the Funds' Board of Trustees.

    B. FEEDER FUNDS

        The Feeder Funds record their investments in their respective Portfolios at value. Securities of the Portfolios are recorded at value as more fully discussed in the notes to those financial statements.

    SECURITIES TRANSACTIONS AND RELATED INCOME:

    A. NEW YORK TAX-FREE BOND FUND, BALANCED FUND, EQUITY FUND, GROWTH AND INCOME FUND, AND MID-CAP FUND

        Security transactions are accounted for on the date the security is purchased or sold. Securities gains and losses are calculated on the identified cost basis. Interest income is recognized on the accrual basis and includes, where applicable, the amortization or accretion of premium or discount. Dividend income is recorded on the ex-dividend date.

    B. FEEDER FUNDS

        The Feeder Funds record daily their pro-rata share of their respective Portfolio's income, expenses and realized and unrealized gains and losses. In addition, the Feeder Funds accrue their own expenses daily as incurred. Realized gains or losses and changes in unrealized appreciation or depreciation represent the Feeder Fund's share of such elements allocated from the Portfolio.

                                             HSBC INVESTOR FAMILY OF FUNDS    51

      HSBC INVESTOR FAMILY OF FUNDS
--------------------------------------------------------------------------------
      NOTES TO FINANCIAL STATEMENTS -- APRIL 30, 2003 (UNAUDITED) (CONTINUED)
.................................................................................

    FUTURES CONTRACTS:

        The New York Tax-Free Bond Fund and Equity Fund invest in financial futures contracts for the purpose of hedging their existing portfolio securities or securities they intend to purchase against fluctuations in fair value caused by changes in prevailing market interest rates. Upon entering into a financial futures contract, the New York Tax-Free Bond Fund and Equity Fund are required to pledge to the broker an amount of cash and/or other assets equal to a certain percentage of the contract amount (initial margin deposit). Subsequent payments, known as 'variation margin', are made each day, depending on the daily fluctuations in the fair value of the underlying security. A gain or loss equal to the daily variation margin is recognized on a daily basis.

        Futures contracts may also be entered into for non-hedging purposes. A 'sale' of futures contract means a contractual obligation to deliver the securities or foreign currency called for by the contract at a fixed price at a specified time in the future. A 'purchase' of a futures contract means a contractual obligation to acquire the securities or foreign currency at a fixed price at a specified time in the future.

        Should market conditions move unexpectedly, the New York Tax-Free Bond Fund and the Equity Fund may not achieve the anticipated benefits of the financial futures contracts and may realize a loss. The use of futures transactions involves the risk of imperfect correlation in movements in the price of futures contracts, interest rates and the underlying hedged assets.

    OPTIONS:

        The Growth and Income Fund and the Mid-Cap Fund write covered call options against some of the securities in their portfolios provided the securities are listed on a national securities exchange. A call option is 'covered' if the Fund owns the underlying securities covered by the call. The premium received is recorded as a liability and is subsequently adjusted to the current fair value of the option written. Premiums received from writing options that expire unexercised are treated on the expiration date as realized gains from investments. The difference between the premium and the amount paid on effecting a closing purchase transaction, including brokerage commissions, is also treated as a realized gain or loss. If the call option is exercised, the premium is added to the proceeds from the sale of the underlying security in determining a realized gain or loss.

    EXPENSE ALLOCATION:

        Expenses directly attributable to a Fund are charged to that Fund. Expenses not directly attributable to a Fund are allocated proportionately among various or all Funds within the HSBC Investor Family of Funds in relation to the net assets of each Fund or on another reasonable basis. Expenses specific to a class are charged to that class.

    DIVIDENDS TO SHAREHOLDERS:

        The Limited Maturity Fund, Fixed Income Fund, Bond Fund, and the New York Tax-Free Bond Fund declare all net investment income daily as dividends to their shareholders and distribute such dividends monthly. Dividends from net investment income, if any, are declared and distributed quarterly in the case of the Equity Fund, semiannually in the case of the Balanced Fund, Growth and Income Fund, Small Cap Equity Fund, and the Opportunity Fund and annually in the case of the Mid-Cap Fund, International Equity Fund and Overseas Equity Fund.

        The Funds' net realized gains, if any, are distributed to shareholders at least annually. Additional distributions are also made to the Funds' shareholders to the extent necessary to avoid the federal excise tax on certain undistributed income and net capital gains of regulated investment companies.

        The amount of dividends from net investment income and net realized gains are determined in accordance with federal income tax regulations which may differ from GAAP. These 'book/tax' differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature (i.e. reclassification of market discounts, gain/loss, paydowns, and distributions), such amounts are reclassified to paid-in capital; temporary differences do not require reclassification. The Funds may utilize equalization accounting for tax purposes and designate earnings and profits, including net realized gains distributed to shareholders on redemption of shares, as a part of the dividends paid deduction for income tax purposes.

52    HSBC INVESTOR FAMILY OF FUNDS

      HSBC INVESTOR FAMILY OF FUNDS
--------------------------------------------------------------------------------
      NOTES TO FINANCIAL STATEMENTS -- APRIL 30, 2003 (UNAUDITED) (CONTINUED)
.................................................................................

    FEDERAL INCOME TAXES:

        Each Fund is a separate taxable entity for federal income tax purposes. Each Fund has qualified and intends to qualify each year as a 'regulated investment company' under Subchapter M of the Internal Revenue Code, as amended and to distribute substantially all of their taxable net investment income and net realized gains, if any, to their shareholders. Accordingly, no provision for federal income or excise tax is required.

3.  CALL OPTIONS WRITTEN:

    The following is a summary of covered call option activity for the Growth and Income Fund for the six months ended April 30, 2003:

                                                              NUMBER OF   PREMIUMS
                                                              CONTRACTS   RECEIVED
                                                              ---------   --------
Options outstanding at October 31, 2002.....................     252      $  45,988
Options written.............................................     252         87,567
Options terminated in closing purchase transactions.........    (504)      (133,555)
                                                                ----      ---------
Options outstanding at April 30, 2003.......................      --      $      --
                                                                ----      ---------
                                                                ----      ---------

        The following is a summary of covered call option activity for the Mid-Cap Fund for six months ended April 30, 2003:

                                                              NUMBER OF   PREMIUMS
                                                              CONTRACTS   RECEIVED
                                                              ---------   --------
Options outstanding at October 31, 2002.....................    1,700     $ 297,713
Options written.............................................    3,090       662,215
Options terminated in closing purchase transactions.........   (4,090)     (792,683)
                                                               ------     ---------
Options outstanding at April 30, 2003.......................      700     $ 167,245
                                                               ------     ---------
                                                               ------     ---------

4.  RELATED PARTY TRANSACTIONS:

    INVESTMENT MANAGEMENT:

        HSBC Asset Management (Americas) Inc. ('HSBC' or the 'Investment Adviser'), a wholly owned subsidiary of HSBC Bank USA, a New York State chartered bank, acts as Investment Adviser to the New York Tax-Free Bond Fund, Balanced Fund, Growth and Income Fund and Mid-Cap Fund. As Investment Adviser, HSBC manages the investments of the Funds and continuously reviews, supervises and administers the Funds' investments. For its services as Investment Adviser, HSBC is entitled to receive a fee, computed daily and paid monthly, based on average daily net assets, at an annual rate of:

FUND                                                          FEE RATE
----                                                          --------
New York Tax-Free Bond Fund.................................    0.25%
Balanced Fund...............................................    0.55%
Growth and Income Fund......................................    0.55%
Mid-Cap Fund................................................    0.55%

        HSBC also serves as Investment Adviser to the Equity Fund. Alliance Capital Management L.P. and Institutional Capital Corporation serve as Sub-Investment Advisers to the Equity Fund and are paid for their services directly by HSBC. For their services as Investment Adviser and Sub-Investment Advisers to the Equity Fund, HSBC, Alliance

                                             HSBC INVESTOR FAMILY OF FUNDS    53

      HSBC INVESTOR FAMILY OF FUNDS
--------------------------------------------------------------------------------
      NOTES TO FINANCIAL STATEMENTS -- APRIL 30, 2003 (UNAUDITED) (CONTINUED)
.................................................................................

    Capital Management and Institutional Capital Corporation receive in aggregate a fee accrued daily and paid monthly at an annual rate of:

BASED ON AVERAGE DAILY NET ASSETS                             FEE RATE
---------------------------------                             --------
Up to $50 million...........................................   0.500%
In excess of $50 million but not exceeding $100 million.....   0.425%
In excess of $100 million but not exceeding $200 million....   0.375%
In excess of $200 million...................................   0.325%

    ADMINISTRATION:

        BISYS Fund Services Ohio, Inc. ('BISYS Ohio'), who serves the Trusts as Administrator, is a wholly-owned subsidiary of The BISYS Group, Inc., with whom certain officers of the Trusts are affiliated. Such officers are paid no fees directly by the Funds for serving as officers of the Trusts. Under the terms of the administration agreement, BISYS Ohio receives from the Funds a fee accrued daily and paid monthly at an annual rate of:

BASED ON AVERAGE DAILY NET ASSETS                             FEE RATE
---------------------------------                             --------
Up to $8 billion............................................   0.075%
In excess of $8 billion but not exceeding $9.25 billion.....   0.070%
In excess of $9.25 billion but not exceeding $12 billion....   0.050%
In excess of $12 billion....................................   0.030%

        The fee breakpoints are determined on the basis of the aggregate average daily net assets of the HSBC Investor Family of Funds. The fee is allocated to each of the HSBC Investor Family of Funds based upon its pro-rata share of net assets.

    DISTRIBUTION PLAN:

    BISYS Fund Services Limited Partnership ('BISYS'), a wholly-owned subsidiary of The BISYS Group, Inc., serves the Funds as Distributor (the 'Distributor'). The Trusts have adopted a non-compensatory Distribution Plan and Agreement (the 'Plan') pursuant to Rule 12b-1 of the Act. The Plan provides for a monthly payment of actual expenses by the Funds to the Distributor at a rate not to exceed 0.25% of the average daily net assets of Class A (Investor) Shares (currently not being charged) and 0.75% of the average daily net assets of Class B Shares and Class C Shares of the Funds. This payment represents expenses incurred by the Distributor for marketing costs and services rendered in distributing the Funds' shares. BISYS, as the Funds' distributor, recovered $506,409 in commissions from sales of the funds of which $345 was reallowed to affiliated brokers and dealers. The Distributor also receives the proceeds of any CDSC imposed on redemptions of Class B Shares and Class C Shares. In addition, the Distributor retains a portion of the front-end sales charge of Class A (Investor) Shares. For the six months ended April 30, 2003, the Distributor retained $87 from dealer commissions.

    SHAREHOLDER SERVICING:

        The Trusts have entered into a Shareholder Servicing Agreement with its shareholder servicing agents (which currently consists of HSBC and its affiliates) for providing various shareholder services. The aggregate fees paid to the Distributor pursuant to the Distribution Plan and to shareholder servicing agents pursuant to the Shareholder Servicing Agreement may not exceed 0.25% of the average daily net assets of Class A (Investor) Shares, and 1.00% of the average daily net assets of Class B Shares and Class C Shares.

    FEE REDUCTIONS:

        The Investment Adviser has agreed to limit the total expenses, exclusive of taxes, brokerage commissions and extraordinary expenses, of the Limited Maturity Fund, Bond Fund, New York Tax-Free Bond Fund, Balanced Fund,

54    HSBC INVESTOR FAMILY OF FUNDS

      HSBC INVESTOR FAMILY OF FUNDS
--------------------------------------------------------------------------------
      NOTES TO FINANCIAL STATEMENTS -- APRIL 30, 2003 (UNAUDITED) (CONTINUED)
.................................................................................

    Overseas Equity Fund and Opportunity Fund. Each Fund Class has it's own expense limitations based on average daily net assets for any full fiscal year as follows:

                                                                       EXPENSE
FUND                                                          CLASS   LIMITATION
----                                                          -----   ----------
Limited Maturity Fund.......................................   A         1.10%
Limited Maturity Fund.......................................   B         1.85
Limited Maturity Fund.......................................   C         1.85
Limited Maturity Fund.......................................   Y         0.85
Bond Fund...................................................   A         1.10
Bond Fund...................................................   B         1.85
Bond Fund...................................................   C         1.85
New York Tax-Free Bond Fund.................................   A         0.95
New York Tax-Free Bond Fund.................................   B         1.70
New York Tax-Free Bond Fund.................................   C         1.70
New York Tax-Free Bond Fund.................................   Y         0.70
Balanced Fund...............................................   A         1.20
Balanced Fund...............................................   B         1.95
Balanced Fund...............................................   C         1.95
Balanced Fund...............................................   Y         0.95
Overseas Equity Fund........................................   A         1.85
Overseas Equity Fund........................................   B         2.60
Overseas Equity Fund........................................   C         2.60
Opportunity Fund............................................   A         1.65
Opportunity Fund............................................   B         2.40
Opportunity Fund............................................   C         2.40

    FUND ACCOUNTING, TRANSFER AGENCY AND CUSTODIAN:

        BISYS Ohio provides fund accounting and transfer agency services for all classes of each Fund. In addition, HSBC serves as custodian for the New York Tax-Free Bond Fund, Equity Fund, Balanced Fund and Growth and Income Fund. For services to the Funds, BISYS Ohio receives an annual fee from each fund accrued daily and paid monthly.

5.  INVESTMENT TRANSACTIONS:

        Purchases of and proceeds from sales, excluding short-term securities, for the Funds for the six months ended April 30, 2003, totaled:

                                                               PURCHASES       SALES
                                                               ---------       -----
New York Tax-Free Bond Fund.................................  $10,620,526   $ 6,461,706
Balanced Fund...............................................    3,243,508     3,121,695
Equity Fund.................................................   83,480,277    65,793,153
Growth and Income Fund......................................   60,214,787    54,388,796
Mid-Cap Fund................................................   68,002,979    57,977,681

                                             HSBC INVESTOR FAMILY OF FUNDS    55

      HSBC INVESTOR FAMILY OF FUNDS
--------------------------------------------------------------------------------
      NOTES TO FINANCIAL STATEMENTS -- APRIL 30, 2003 (UNAUDITED) (CONTINUED)
.................................................................................

        Contributions and withdrawals of the respective Portfolios for the six months ended April 30, 2003, totaled:

                                                            CONTRIBUTIONS   WITHDRAWALS
                                                            -------------   -----------
Limited Maturity Fund.....................................  $ 31,881,430    $  8,481,511
Fixed Income Fund.........................................    99,245,786      57,371,603
Bond Fund.................................................     4,008,430       2,565,022
International Equity Fund.................................   272,291,718     209,383,802
Overseas Equity Fund......................................     7,601,775       7,959,901
Small Cap Equity Fund.....................................    87,108,478      71,074,035
Opportunity Fund..........................................     1,231,458       1,836,932

6.  CONCENTRATION OF CREDIT RISK:

        The New York Tax-Free Bond Fund invests primarily in debt obligations issued by the State of New York and its respective political subdivisions, agencies and public authorities. The Fund is more susceptible to economic and political factors adversely affecting issuers of New York specific municipal securities than are municipal bond funds that are not concentrated in these issuers to the same extent.

56    HSBC INVESTOR FAMILY OF FUNDS

          HSBC INVESTOR LIMITED MATURITY PORTFOLIO
--------------------------------------------------------------------------------
          SCHEDULE OF PORTFOLIO INVESTMENTS -- APRIL 30, 2003 (UNAUDITED)
.................................................................................

---------------------------------------------------------------
 U.S. GOVERNMENT AND GOVERNMENT AGENCY OBLIGATIONS  -  64.9%
                                        PRINCIPAL
                                        AMOUNT($)    VALUE($)
                                        ---------   -----------
FEDERAL HOME LOAN BANK  - 9.4%
1.625%, 4/15/05.......................  5,000,000     5,000,080
3.25%, 8/15/05........................  3,000,000     3,095,928
5.125%, 3/6/06........................  4,000,000     4,327,640
4.50%, 11/15/12.......................  4,000,000     4,091,088
                                                    -----------
                                                     16,514,736
                                                    -----------
FEDERAL HOME LOAN MORTGAGE CORP.  - 16.4%
6.875%, 1/15/05.......................  2,000,000     2,178,826
6.00%, 6/15/11........................  3,000,000     3,422,448
Pool #E92282, 5.50%, 11/1/17..........  7,199,933     7,486,217
Pool #C01188, 7.00%, 6/1/31...........  3,244,492     3,421,794
Pool #C75371, 6.00%, 1/1/33...........  4,899,537     5,102,084
Series 40 HA, 6.50%, 8/17/21..........  6,800,000     7,112,709
                                                    -----------
                                                     28,724,078
                                                    -----------
FEDERAL NATIONAL MORTGAGE ASSOCIATION  - 17.7%
5.75%, 2/15/08........................  3,500,000     3,928,106
6.40%, 5/14/09........................  2,000,000     2,091,110
4.625%, 5/1/13........................  2,500,000     2,514,810
Pool #535063, 6.50%, 12/1/14..........  2,071,284     2,195,999
Pool #535933, 6.50%, 5/1/31...........  2,528,958     2,642,319
Pool #593187, 7.00%, 11/1/31..........  5,923,685     6,258,781
Pool #695204, 5.50%, 3/1/33...........  3,980,531     4,095,717
Pool #694985, 6.00%, 3/1/33...........  6,992,441     7,286,707
                                                    -----------
                                                     31,013,549
                                                    -----------
U.S. TREASURY BONDS  - 3.2%
8.00%, 11/15/21.......................  4,000,000     5,611,092
                                                    -----------
U.S. TREASURY NOTES  - 18.2%
5.875%, 11/15/04......................  3,000,000     3,207,069
1.625%, 1/31/05.......................  5,000,000     5,018,945
5.625%, 2/15/06.......................  5,400,000     5,952,657
3.25%, 8/15/07........................  2,000,000     2,054,532
4.75%, 11/15/08.......................  5,000,000     5,436,915
5.00%, 2/15/11........................  4,000,000     4,388,124
4.375%, 8/15/12.......................  2,500,000     2,610,255
4.00%, 11/15/12.......................  3,000,000     3,038,319
                                                    -----------
                                                     31,706,816
                                                    -----------
TOTAL U.S. GOVERNMENT AND GOVERNMENT
 AGENCY OBLIGATIONS...................              113,570,271
                                                    -----------

---------------------------------------------------------------
 CORPORATE OBLIGATIONS  - 28.9%

AEROSPACE & DEFENSE  - 0.9%
Honeywell International, Inc., 5.125%,
 11/1/06..............................  1,500,000     1,621,551
                                                    -----------
AUTO MANUFACTURERS  - 0.9%
General Motors Corp., 7.20%,
 1/15/11..............................  1,500,000     1,537,934
                                                    -----------
BANKING  - 3.1%
Bank of America Corp., 4.875%,
 1/15/13..............................  2,000,000     2,053,323
Citigroup, Inc., 6.50%, 1/18/11.......  1,500,000     1,714,862
Washington Mutual, Inc., 6.25%,
 5/15/06..............................  1,500,000     1,649,324
                                                    -----------
                                                      5,417,509
                                                    -----------




---------------------------------------------------------------
 CORPORATE OBLIGATIONS, CONTINUED
                                        PRINCIPAL
                                        AMOUNT($)    VALUE($)
                                        ---------   -----------
BROKERAGE SERVICES  - 5.1%
Goldman Sachs Group, Inc., 5.70%,
 9/1/12...............................  2,000,000     2,130,196
Goldman Sachs Group, Inc., 6.125%,
 2/15/33..............................  1,500,000     1,551,200
Lehman Brothers Holdings Inc., 4.00%,
 1/22/08..............................  2,000,000     2,042,782
Lehman Brothers Holdings, Inc., 6.25%,
 5/15/06..............................  1,000,000     1,108,454
Merrill Lynch & Co., 5.70%, 2/6/04....  2,000,000     2,064,198
                                                    -----------
                                                      8,896,830
                                                    -----------
CONSUMER PRODUCTS  - 4.0%
Anheuser-Busch Cos, Inc., 6.00%,
 4/15/11..............................  1,500,000     1,674,452
Archer Daniels Midland Co., 5.935%,
 10/1/32..............................  1,000,000     1,047,968
PepsiCo, Inc., 5.75%, 1/15/08.........  1,500,000     1,650,309
The Procter & Gamble Co., 4.00%,
 4/30/05..............................  2,500,000     2,616,302
                                                    -----------
                                                      6,989,031
                                                    -----------
FINANCE  - 8.9%
CIT Group, Inc., 4.125%, 2/21/06......  2,000,000     2,041,934
Countrywide Home Loan, Inc., 5.50%,
 8/1/06...............................  2,500,000     2,690,579
Ford Motor Credit Co., 6.50%,
 1/25/07..............................  2,500,000     2,555,482
General Electric Capital Corp., 3.50%,
 5/1/08...............................  2,000,000     2,009,100
General Electric Capital Corp., 6.75%,
 3/15/32..............................  1,500,000     1,735,781
General Electric Co., 5.00%, 2/1/13...  1,000,000     1,033,579
Household Finance Corp., 6.50%,
 1/24/06..............................   500,000        556,279
Household Finance Corp., 6.375%,
 10/15/11.............................  1,000,000     1,095,250
John Deere Capital Corp., 5.10%,
 1/15/13..............................  2,000,000     2,054,846
                                                    -----------
                                                     15,772,830
                                                    -----------
GOVERNMENTS (FOREIGN)  - 0.6%
United Mexican States, 4.625%,
 10/8/08..............................  1,000,000     1,014,000
                                                    -----------
HEALTH CARE  - 0.3%
United Healthcare Corp., 5.20%,
 7/17/07..............................   500,000        533,698
                                                    -----------
INSURANCE  - 0.3%
Travelers Property Casualty Corp.,
 6.375%, 3/15/33 (b)..................   500,000        532,376
                                                    -----------
MEDIA  - 0.6%
AOL Time Warner, Inc., 6.125%,
 4/15/06..............................  1,000,000     1,064,509
                                                    -----------
PHARMACEUTICALS  - 1.2%
Pfizer, Inc., 3.625%, 11/1/04.........  2,000,000     2,054,538
                                                    -----------
RETAIL  - 1.8%
Wal-Mart Stores, Inc., 3.25%,
 9/29/03..............................  2,000,000     2,015,968
Wal-Mart Stores, Inc., 4.375%,
 7/12/07..............................  1,000,000     1,057,228
                                                    -----------
                                                      3,073,196
                                                    -----------
TELECOMMUNICATIONS  - 1.2%
Verizon Virginia, Inc., 4.625%,
 3/15/13..............................  1,000,000       993,458
Vodafone Group PLC, 5.375%, 1/30/15...  1,000,000     1,042,116
                                                    -----------
                                                      2,035,574
                                                    -----------
TOTAL CORPORATE OBLIGATIONS...........               50,543,576
                                                    -----------

See notes to financial statements.                HSBC INVESTOR PORTFOLIOS    57

     HSBC INVESTOR LIMITED MATURITY PORTFOLIO
--------------------------------------------------------------------------------
     SCHEDULE OF PORTFOLIO INVESTMENTS -- APRIL 30, 2003 (UNAUDITED) (CONTINUED)
.................................................................................

---------------------------------------------------------------
 ASSET BACKED SECURITIES  - 4.7%
                                        PRINCIPAL
                                        AMOUNT($)    VALUE($)
                                        ---------   -----------
American Express Credit Account Master
 Trust 99 2 A, 5.95%, 12/15/06........  1,500,000     1,570,975
CIT Equipment Collateral 01 A A3,
 4.32%, 5/20/05.......................  1,578,452     1,599,959
Honda Auto Receivables Owner Trust 03
 1 A4, 2.48%, 7/18/08.................  5,000,000     5,037,837
                                                    -----------
TOTAL ASSET BACKED SECURITIES.........                8,208,771
                                                    -----------

---------------------------------------------------------------
 COMMERCIAL PAPER  - 2.9%
FINANCE  - 2.9%
ED&F Treasury Management, 1.27%,
 5/6/03*..............................  2,500,000     2,499,383
UBS Finance, 1.26%, 5/5/03*...........  2,500,000     2,499,475
                                                    -----------
TOTAL COMMERCIAL PAPER................                4,998,858
                                                    -----------


---------------------------------------------------------------
 INVESTMENT COMPANIES  - 1.7%
                                        PRINCIPAL
                                        AMOUNT($)    VALUE($)
                                        ---------   -----------
Dreyfus Cash Management Fund..........  3,050,008     3,050,008
                                                    -----------
TOTAL INVESTMENT COMPANIES............                3,050,008
                                                    -----------
TOTAL INVESTMENTS
 (COST $173,713,092) (a)  - 103.1%....              180,371,484
                                                    -----------
                                                    -----------

--------------

Percentages indicated are based on net assets of $174,929,213.

(a) Cost differs from value by net unrealized appreciation as follows:

     Unrealized appreciation............ $6,658,743
     Unrealized depreciation............       (351)
                                         ----------
     Net unrealized appreciation........ $6,658,392
                                         ----------
                                         ----------

(b) Security exempt from registration under Rule 144a of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. These securities have been deemed liquid by the investment manager based on procedures approved by the Board of Trustees.

 * Rate presented indicates the effective yield at time of purchase.

58    HSBC INVESTOR PORTFOLIOS                See notes to financial statements.

          HSBC INVESTOR FIXED INCOME PORTFOLIO
--------------------------------------------------------------------------------
          SCHEDULE OF PORTFOLIO INVESTMENTS -- APRIL 30, 2003 (UNAUDITED)
.................................................................................

----------------------------------------------------------------
 U.S. GOVERNMENT AND GOVERNMENT AGENCY OBLIGATIONS  -  52.8%
                                        PRINCIPAL
                                        AMOUNT($)     VALUE($)
                                        ----------   -----------
FEDERAL HOME LOAN BANK  - 12.5%
4.40%, 11/20/06.......................  9,000,000      9,577,890
3.85%, 1/17/08........................  8,000,000      8,043,536
5.05%, 2/6/13.........................  11,585,000    11,783,474
5.00%, 2/7/13.........................  12,165,000    12,476,996
5.10%, 4/24/13........................  8,000,000      7,976,000
6.20%, 8/21/17........................  5,000,000      5,058,975
                                                     -----------
                                                      54,916,871
                                                     -----------
FEDERAL HOME LOAN MORTGAGE CORP.  - 10.5%
2.625%, 5/13/05.......................  10,000,000    10,004,351
4.125%, 1/17/06.......................  5,000,000      5,080,460
5.75%, 9/15/10........................  4,910,000*     6,112,482
Pool #180881, 10.50%, 10/1/11.........     16,860         19,164
Pool #308433, 10.50%, 11/1/18.........      9,226         10,671
Pool #555201, 11.00%, 9/1/16..........     12,382         14,295
Pool #555283, 10.00%, 9/1/17..........     55,742         62,695
Pool #A00814, 10.00%, 11/1/20.........    107,948        122,904
Pool #A01417, 10.00%, 3/1/21..........     93,247        105,675
Pool #A01521, 9.50%, 12/1/16..........     31,208         34,829
Pool #A01663, 10.00%, 11/1/16.........    111,595        126,084
Pool #A01706, 10.00%, 6/1/17..........    144,831        164,134
Pool #C00368, 8.50%, 10/1/24..........    285,166        310,511
Pool #C00922, 8.00%, 2/1/30...........  2,803,363      3,029,254
Pool #C01081, 8.50%, 10/1/30..........    214,061        230,478
Pool #C38572, 8.00%, 5/1/30...........    288,959        311,959
Pool #C39168, 8.00%, 6/1/30...........     94,510        102,033
Pool #C39291, 8.00%, 6/1/30...........     51,253         55,332
Pool #C39320, 8.00%, 6/1/30...........    193,924        209,360
Pool #C39745, 8.00%, 6/1/30...........     96,609        104,299
Pool #C41005, 8.50%, 8/1/30...........    197,041        212,152
Pool #C41562, 8.00%, 8/1/30...........    156,610        169,076
Pool #C41674, 8.00%, 8/1/30...........    122,852        132,631
Pool #C41797, 8.00%, 9/1/30...........    129,169        139,451
Pool #C42016, 8.00%, 9/1/30...........     78,656         84,916
Pool #C42095, 8.00%, 9/1/30...........    233,236        251,801
Pool #C42343, 8.00%, 9/1/30...........     91,448         98,727
Pool #C43224, 8.50%, 10/1/30..........     30,425         32,759
Pool #C43803, 8.50%, 10/1/30..........     74,145         79,832
Pool #C54447, 7.00%, 7/1/31...........  1,144,234      1,206,763
Pool #C60712, 6.50%, 11/1/31..........  9,016,529      9,413,792
Pool #C80387, 6.50%, 4/1/26...........    362,345        379,363
Pool #D18976, 10.00%, 3/1/20..........    133,415        150,201
Pool #D57038, 9.00%, 10/1/24..........     24,153         26,937
Pool #G00951, 6.00%, 7/1/28...........  3,309,739      3,450,908
Pool #G01317, 7.00%, 10/1/31..........  3,818,050      4,026,696
Pool# D62926, 6.50%, 8/1/25...........    339,113        355,329
                                                     -----------
                                                      46,422,304
                                                     -----------
FEDERAL NATIONAL MORTGAGE ASSOCIATION  - 16.8%
6.75%, 1/25/08........................  4,926,091      5,080,330
4.625%, 5/1/13........................  6,600,000      6,639,098
6.25%, 5/15/29........................  5,995,000      6,822,718
7.25%, 5/15/30........................  1,730,000      2,224,046
Pool #124783, 10.50%, 12/1/16.........     13,360         15,138
Pool #250202, 8.50%, 11/1/14..........    207,503        226,606
Pool #250282, 8.50%, 3/1/15...........     60,389         65,878
Pool #253438, 8.50%, 9/1/30...........    695,639        750,780
Pool #253461, 8.50%, 7/1/20...........     82,673         89,271




----------------------------------------------------------------
 U.S. GOVERNMENT AND GOVERNMENT AGENCY OBLIGATIONS, CONT'D.
                                        PRINCIPAL
                                        AMOUNT($)     VALUE($)
                                        ----------   -----------
Pool #253517, 8.50%, 11/1/30..........     90,000         97,134
Pool #253576, 8.50%, 10/1/20..........    129,543        139,882
Pool #253774, 8.50%, 4/1/31...........    192,490        207,438
Pool #253872, 8.50%, 5/1/31...........    101,642        109,535
Pool #303157, 10.00%, 5/1/22..........     14,189         16,137
Pool #323073, 10.50%, 10/1/18.........     90,625        104,393
Pool #323166, 9.50%, 8/1/22...........    189,300        210,984
Pool #323559, 10.00%, 6/1/20..........    154,222        176,816
Pool #328970, 7.00%, 11/1/25..........    170,033        180,461
Pool #329530, 7.00%, 12/1/25..........    711,747        755,399
Pool #329655, 7.00%, 11/1/25..........    563,209        597,751
Pool #356905, 4.32%, 10/1/36 (b)......  1,312,239      1,343,671
Pool #398509, 6.50%, 10/1/12..........     35,176         37,359
Pool #398958, 6.50%, 10/1/12..........    575,065        610,747
Pool #418458, 10.00%, 11/1/18.........    263,168        300,325
Pool #427683, 10.50%, 6/1/09..........    285,854        318,540
Pool #44176, 10.00%, 6/1/20...........     22,342         25,640
Pool #513942, 8.50%, 9/1/29...........    253,054        273,259
Pool #535332, 8.50%, 4/1/30...........    579,418        625,682
Pool #535440, 8.50%, 8/1/30...........    712,364        768,830
Pool #535608, 9.50%, 4/1/30...........    862,270        961,501
Pool #536285, 8.50%, 8/1/30...........      5,157          5,566
Pool #548965, 8.50%, 7/1/30...........    427,532        461,420
Pool #551989, 8.50%, 10/1/30..........    168,931        182,321
Pool #556565, 8.50%, 10/1/30..........     51,008         55,051
Pool #559452, 8.50%, 1/1/31...........     41,078         44,334
Pool #560796, 8.50%, 10/1/30..........     38,706         41,774
Pool #560880, 8.50%, 3/1/31...........     87,924         94,752
Pool #562204, 8.50%, 12/1/30..........     30,730         33,166
Pool #562338, 8.50%, 1/1/31...........    120,063        129,579
Pool #563935, 8.50%, 1/1/31...........     10,796         11,651
Pool #568486, 7.00%, 1/1/31...........    643,272        679,941
Pool #572688, 8.50%, 2/1/31...........     32,489         35,012
Pool #573601, 8.50%, 3/1/31...........    234,318        252,513
Pool #573718, 8.50%, 2/1/31...........     79,304         85,590
Pool #573752, 8.50%, 2/1/31...........    587,211        633,757
Pool #575328, 6.50%, 4/1/31...........  1,476,614      1,542,804
Pool #575689, 8.50%, 10/1/30..........     15,253         16,471
Pool #576146, 8.50%, 1/1/31...........     64,498         69,610
Pool #577306, 8.50%, 4/1/31...........     77,165         83,157
Pool #583128, 8.50%, 2/1/31...........     98,645        106,465
Pool #623129, 6.50%, 1/1/32...........  7,363,576      7,693,651
Pool #651901, 6.00%, 8/1/32...........  10,187,110    10,615,692
Pool #694655, 5.50%, 4/1/33...........  15,000,003    15,434,066
Pool #695777, 5.50%, 4/1/33...........  5,500,000      5,659,156
Pool #83435, 10.00%, 11/1/19..........     18,021         20,661
Pool #83880, 10.00%, 11/1/19..........      1,788          2,050
Pool #84964, 10.00%, 11/1/19..........      5,860          6,709
Pool #87291, 10.00%, 1/1/20...........      1,405          1,612
                                                     -----------
                                                      73,773,880
                                                     -----------
GOVERNMENT NATIONAL MORTGAGE ASSOCIATION  - 6.2%
Pool #120587, 13.50%, 11/15/14........     11,791         14,335
Pool #136224, 10.00%, 11/15/15........     18,574         21,284
Pool #150312, 11.50%, 2/15/16.........      9,551         11,249
Pool #164353, 10.50%, 6/15/16.........     20,545         23,827
Pool #164356, 10.50%, 6/15/16.........     29,489         34,200
Pool #199010, 10.00%, 1/15/17.........     13,506         15,506

See notes to financial statements.                HSBC INVESTOR PORTFOLIOS    59

          HSBC INVESTOR FIXED INCOME PORTFOLIO
--------------------------------------------------------------------------------
          SCHEDULE OF PORTFOLIO INVESTMENTS -- APRIL 30, 2003 (UNAUDITED)
.................................................................................

----------------------------------------------------------------
 U.S. GOVERNMENT AND GOVERNMENT AGENCY OBLIGATIONS, CONT'D.
                                        PRINCIPAL
                                        AMOUNT($)     VALUE($)
                                        ----------   -----------
Pool #208701, 9.50%, 4/15/20..........      6,507          7,345
Pool #227192, 10.00%, 6/15/19.........      6,289          7,226
Pool #253821, 10.00%, 10/15/18........     11,299         12,977
Pool #257153, 10.00%, 11/15/18........      6,936          7,967
Pool #265085, 10.00%, 4/15/19.........      6,305          7,244
Pool #271874, 10.00%, 4/15/19.........      6,157          7,074
Pool #278742, 10.50%, 9/15/19.........     37,202         43,312
Pool #282210, 10.50%, 11/15/19........     13,323         15,511
Pool #301274, 10.00%, 1/15/21.........     18,194         20,912
Pool #346406, 7.50%, 2/15/23..........    717,801        771,369
Pool #39798, 11.00%, 6/15/10..........     12,807         14,682
Pool #412530, 7.50%, 12/15/25.........    900,591        965,973
Pool #587112, 6.00%, 6/15/32.......... 13,555,950     14,198,696
Pool #780047, 9.00%, 12/15/17.........    255,007        288,243
Pool #780066, 10.50%, 12/15/20........    110,393        128,206
Pool #780081, 10.00%, 2/15/25.........     34,446         39,550
Pool #780127, 10.50%, 4/15/25.........     31,939         37,066
Pool #780164, 10.00%, 12/15/17........     65,175         74,691
Pool #780203, 9.50%, 12/15/17.........    174,740        196,826
Pool #780311, 9.50%, 12/15/21.........    118,872        134,147
Pool #780377, 9.00%, 12/15/19.........    229,815        256,636
Pool #780378, 11.00%, 1/15/19.........     65,532         76,310
Pool #780384, 11.00%, 12/15/17........     74,114         86,251
Pool #780472, 10.00%, 3/15/25.........    104,599        120,105
Pool #780517, 10.50%, 1/15/18.........     22,921         26,552
Pool #780614, 11.00%, 3/15/18.........    178,038        208,686
Pool #780784, 10.00%, 8/15/21.........    166,342        191,098
Pool #780804, 10.00%, 12/15/20........    481,941        553,298
Pool #780826, 9.50%, 5/15/18..........    293,174        330,320
Pool #780904, 9.50%, 7/15/18..........    214,194        241,216
Pool #780991, 9.00%, 11/15/24.........    217,663        243,044
Pool #781300, 7.00%, 6/15/31..........  2,655,503      2,818,158
Pool #781345, 6.00%, 10/15/31.........  3,205,215      3,359,499
Pool #80094, 5.75%, 7/20/27 (b).......     39,516         40,352
Pool #80106, 5.75%, 8/20/27 (b).......    112,411        114,787
Pool #80114, 5.75%, 9/20/27 (b).......     73,481         75,034
Pool #80123, 5.625%, 10/20/27 (b).....    131,670        134,575
Pool #80137, 5.625%, 11/20/27 (b).....    135,107        138,081
Pool #80145, 5.625%, 12/20/27 (b).....     32,812         33,534
Pool #80156, 5.375%, 1/20/28 (b)......     43,988         44,840
Pool #8599, 5.375%, 2/20/25 (b).......     56,576         57,882
Pool #8613, 5.375%, 3/20/25 (b).......    146,223        149,601
Pool #8619, 5.375%, 4/20/25 (b).......     33,980         34,825
Pool #8621, 5.375%, 4/20/25 (b).......    163,757        167,830
Pool #8623, 5.375%, 4/20/25 (b).......    120,499        123,255
Pool #8624, 5.375%, 4/20/25 (b).......    267,104        274,579
Pool #8628, 5.375%, 5/20/25 (b).......     34,095         34,943
Pool #8631, 5.375%, 5/20/25 (b).......     75,327         77,201
Pool #8634, 5.375%, 5/20/25 (b).......     42,958         44,161
Pool #8643, 5.375%, 6/20/25 (b).......    107,182        109,849
Pool #8646, 5.375%, 6/20/25 (b).......     70,201         72,167
Pool #8663, 5.75%, 7/20/25 (b)........     36,011         36,809
Pool #8686, 5.75%, 8/20/25 (b)........    131,351        134,257
                                                     -----------
                                                      27,509,153
                                                     -----------
U.S. TREASURY BONDS  - 1.9%
5.25%, 11/15/28.......................  8,100,000      8,513,861
                                                     -----------




----------------------------------------------------------------
 U.S. GOVERNMENT AND GOVERNMENT AGENCY OBLIGATIONS, CONT'D.
                                        PRINCIPAL
                                        AMOUNT($)     VALUE($)
                                        ----------   -----------
U.S. TREASURY NOTES  - 4.9%
5.75%, 8/15/03........................  2,000,000      2,026,876
3.00%, 11/15/07.......................  5,000,000      5,068,555
5.00%, 8/15/11........................  2,400,000      2,628,000
4.375%, 8/15/12.......................  11,400,000    11,902,763
                                                     -----------
                                                      21,626,194
                                                     -----------
TOTAL U.S. GOVERNMENT AND GOVERNMENT
 AGENCY OBLIGATIONS...................               232,762,263
                                                     -----------

----------------------------------------------------------------
 CORPORATE OBLIGATIONS  - 35.1%
AEROSPACE & DEFENSE  - 1.4%
Lockheed Martin Corp., 8.20%,
 12/1/09..............................  2,500,000      3,102,782
Lockheed Martin Corp., 7.75%,
 5/1/26...............................  1,750,000      2,146,921
Lockheed Martin Corp., 8.50%,
 12/1/29..............................    600,000        804,952
                                                     -----------
                                                       6,054,655
                                                     -----------
COMPUTER SOFTWARE & SYSTEMS  - 0.0%
Hyundai Semiconductor, 8.25%, 5/15/04
 (c)..................................     75,000         60,883
Hyundai Semiconductor, 8.625%,
 5/15/07 (c)..........................    220,000        148,334
                                                     -----------
                                                         209,217
                                                     -----------
DIVERSIFIED OPERATIONS  - 1.5%
Hertz Corp., 1.88%, 8/13/04 (b).......  7,000,000      6,745,389
                                                     -----------
ELECTRIC  - INTEGRATED  - 1.3%
Ontario Electricity Financial, 6.10%,
 1/30/08..............................  5,000,000      5,670,340
                                                     -----------
FINANCE  - 21.1%
AIG SunAmerica Global Financing VI,
 6.30%, 5/10/11 (c)...................  1,285,000      1,445,823
Anthem Insurance, 9.125%, 4/1/10
 (c)..................................    410,000        499,322
Anthem Insurance, 9.00%, 4/1/27 (c)...    610,000        793,883
Associates Corp. NA, 5.75%, 11/1/03...  5,000,000      5,107,805
AXA Financial, Inc., 6.50%, 4/1/08....    330,000        362,492
CIT Group, Inc., 7.375%, 4/2/07.......  9,450,000     10,584,519
Citigroup Inc., 5.625%, 8/27/12.......  5,000,000      5,396,300
Citigroup, Inc., 7.25%, 10/1/10.......  1,315,000      1,558,918
EOP Operating LP, 7.50%, 4/19/29......    325,000        370,860
Farmers Exchange Capital, 7.05%,
 7/15/28 (c)..........................    775,000        600,400
Farmers Insurance Exchange, 8.625%,
 5/1/24 (c)...........................    475,000        418,000
Florida Property & Casualty, 7.375%,
 7/1/03 (c)...........................    250,000        252,341
Florida Windstorm, 7.125%, 2/25/19
 (c)..................................  1,215,000      1,415,820
General Electric Capital Corp., 8.75%,
 5/21/07..............................  2,600,000      3,140,678
General Electric Capital Corp.,
 7.375%, 1/19/10......................    895,000      1,056,823
General Electric Capital Corp.,
 6.875%, 11/15/10.....................  4,000,000      4,656,596
General Electric Capital Corp., 6.75%,
 3/15/32..............................  10,800,000    12,497,619
General Motors Acceptance Corp.,
 8.00%, 11/1/31.......................  6,000,000      6,249,228
Goldman Sachs Group, Inc., 6.875%,
 1/15/11..............................  6,160,000      7,082,528
Hutchison Whampoa Ltd., 7.45%,
 8/1/17 (c)...........................    805,000        849,865

60    HSBC INVESTOR PORTFOLIOS                See notes to financial statements.

          HSBC INVESTOR FIXED INCOME PORTFOLIO
--------------------------------------------------------------------------------
          SCHEDULE OF PORTFOLIO INVESTMENTS -- APRIL 30, 2003 (UNAUDITED)
.................................................................................

----------------------------------------------------------------
 CORPORATE OBLIGATIONS, CONTINUED
                                        PRINCIPAL
                                        AMOUNT($)     VALUE($)
                                        ----------   -----------
J.P. Morgan Chase & Co., 5.25%,
 5/30/07..............................  7,000,000      7,595,035
Jet Equipment Trust, 10.00%, 6/15/12
 (c)..................................    175,000         54,250
Lehman Brothers, 7.875%, 8/15/10......  7,500,000      9,020,843
Metropolitan Life Insurance Co.,
 7.45%, 11/1/23 (c)...................    625,000        678,436
Metropolitan Life Insurance Co.,
 7.80%, 11/1/25 (c)...................    550,000        639,090
Morgan Stanley, 5.80%, 4/1/07.........  5,000,000      5,450,045
New York Life Insurance, 7.50%,
 12/15/23 (c).........................    500,000        520,551
Oil Purchase Co. II, 10.73%, 1/31/04
 (c)..................................     60,967         60,928
PNC Institutional Capital Trust A,
 7.95%, 12/15/26 (c)..................    375,000        421,564
Prime Property Funding II, 7.00%,
 8/15/04 (c)..........................    420,000        445,129
Prudential Insurance Co., 8.30%,
 7/1/25 (c)...........................  1,095,000      1,335,238
Travelers Property Casualty Corp.,
 7.75%, 4/15/26.......................  2,000,000      2,330,378
                                                     -----------
                                                      92,891,307
                                                     -----------
FOOD  - DIVERSIFIED  - 1.7%
Kellogg Co., 6.60%, 4/1/11............  6,500,000      7,432,393
                                                     -----------
GOVERNMENTS (FOREIGN)  - 1.1%
United Mexican States, 8.125%,
 12/30/19.............................    495,000        558,608
United Mexican States, 7.50%,
 4/8/33...............................  4,000,000      4,170,000
                                                     -----------
                                                       4,728,608
                                                     -----------
HEALTH CARE  - 0.7%
American Home Products Corp., 6.70%,
 3/15/11..............................    960,000      1,102,272
Health Net, Inc., 8.375%, 4/15/11.....    590,000        694,277
Pharmacia Corp., 6.60%, 12/1/28.......  1,025,000      1,213,604
                                                     -----------
                                                       3,010,153
                                                     -----------
HOTELS & LODGING  - 0.1%
Harrahs Operating Co., Inc., 8.00%,
 2/1/11...............................    575,000        661,227
                                                     -----------
MEDIA  - 0.2%
CSC Holdings, Inc., 8.125%, 7/15/09...    110,000        116,600
Viacom, Inc., 6.625%, 5/15/11.........    785,000        904,335
                                                     -----------
                                                       1,020,935
                                                     -----------
OIL & GAS  - 0.9%
Anadarko Finance Co., 6.75%,
 5/1/11 (c)(f)........................  2,500,000      2,847,940
Conoco, Inc., 6.95%, 4/15/29..........  1,130,000      1,321,807
                                                     -----------
                                                       4,169,747
                                                     -----------
REFUSE SYSTEMS  - 0.1%
Waste Management, Inc., 7.375%,
 5/15/29..............................    320,000        370,095
                                                     -----------
RETAIL  - 3.2%
Sears Roebuck Acceptance, 4.23%,
 1/7/04 (b)...........................  10,160,000    10,229,972
Wal-Mart Stores, Inc., 5.45%,
 8/1/06...............................  3,700,000      4,055,485
                                                     -----------
                                                      14,285,457
                                                     -----------
TELECOMMUNICATIONS  - 1.4%
AT&T Broadband Corp., 8.375%,
 3/15/13..............................  4,400,000      5,368,312
Lenfest Communications, 7.625%,
 2/15/08..............................    660,000        747,778
                                                     -----------
                                                       6,116,090
                                                     -----------




----------------------------------------------------------------
 CORPORATE OBLIGATIONS, CONTINUED
                                        PRINCIPAL
                                        AMOUNT($)     VALUE($)
                                        ----------   -----------

TRANSPORTATION  - 0.1%
Continental Airlines, 6.65%,
 9/15/17..............................    326,805        279,107
                                                     -----------
UTILITIES  - 0.3%
PSEG Energy Holdings, 9.125%,
 2/10/04..............................    430,000        445,050
RAS Laffan Liquid Natural Gas, 8.29%,
 3/15/14 (c)..........................    695,000        753,658
                                                     -----------
                                                       1,198,708
                                                     -----------
TOTAL CORPORATE OBLIGATIONS...........               154,843,428
                                                     -----------

----------------------------------------------------------------
 COLLATERALIZED MORTGAGE OBLIGATIONS  - 3.4%
American Southwest Financial
 Securities Corp. 93 2 A1, 7.30%,
 1/18/09..............................     60,322         67,683
Banc of America Commercial Mortgage,
 Inc. 00 2 A2, 7.20%, 5/15/10.........  1,350,000      1,591,944
Chase Commercial Mortgage Securities
 Corp. 99 2 A2, 7.20%, 11/15/09.......  1,400,000      1,643,643
DLJ Mortgage Acceptance Corp. IO
 97 CF1 S, 0.98%, 5/15/30 (b) (c).....  2,025,064         48,854
Fannie Mae IE 92 89 SQ, 18.31%,
 7/25/22 (e)..........................         99         13,525
Fannie Mae IE 97 30 SP, 22.18%,
 4/25/22 (e)..........................        292         40,419
Fannie Mae IO 00 16 PS, 7.28%,
 10/25/29 (b).........................  1,011,049         84,971
Fannie Mae IO 01 4 SA, 6.23%,
 2/17/31 (b)..........................  1,900,821        207,482
Fannie Mae IO 200 32 SV, 7.27%,
 3/18/30 (b)..........................    635,426         61,213
Fannie Mae IO 270 2, 8.50%, 9/1/23....    495,240         89,232
Fannie Mae IO 296 2, 8.00%, 4/1/24....    586,665         94,513
Fannie Mae IO 306, 8.00%, 5/1/30......  1,053,239        162,134
Fannie Mae IO 307, 8.00%, 6/1/30......     60,633          8,913
FHA Weyerhauser, 7.43%, 1/1/24 (f)....    184,269        184,844
First Union-Chase Commercial Mortgage
 99 C2 A2, 6.645%, 6/15/31............  1,195,000      1,363,737
Freddie Mac IO 1534 K, 6.09%,
 6/15/23 (b)..........................  1,861,570        139,489
Freddie Mac IO 207, 7.00%, 4/1/30.....    276,294         31,781
Freddie Mac IO 2141 SD, 6.84%,
 4/15/29 (b)..........................  1,397,164        132,631
Freddie Mac IO 2247 SC, 6.19%,
 8/15/30 (b)..........................    889,755         70,002
GE Capital Commercial Mortgage Corp.
 01 1 A1, 6.08%, 5/15/33..............    619,268        675,796
GMAC Commercial Mortgage Securities,
 Inc. 98 C2 A2, 6.42%, 5/15/35........  1,175,000      1,329,084
GMAC Commercial Mortgage Securities,
 Inc. IO 97 C2 X, 1.80%, 10/15/28
 (b)..................................  1,073,606         44,555
Government National Mortgage
 Association IO 99 29 SD, 6.69%,
 3/16/26 (b)..........................  1,012,167         68,932
Government National Mortgage
 Association IO 99 30 S, 7.29%,
 8/16/29 (b)..........................  1,065,671         95,308
Government National Mortgage
 Association IO 99 30 SA, 6.69%,
 4/16/29 (b)..........................  1,295,727        117,286
Government National Mortgage
 Association IO 99 32 SB, 6.69%,
 7/16/27 (b)..........................    937,688         76,802
Government National Mortgage
 Association IO 99 44 SA, 7.24%,
 12/16/29 (b).........................  1,068,909        135,629
GS Mortgage Securities Corp. IO 97 GL
 X2, 1.01%, 7/13/30 (b)...............  1,118,799         25,260

See notes to financial statements.                HSBC INVESTOR PORTFOLIOS    61

          HSBC INVESTOR FIXED INCOME PORTFOLIO
--------------------------------------------------------------------------------
          SCHEDULE OF PORTFOLIO INVESTMENTS -- APRIL 30, 2003 (UNAUDITED)
.................................................................................

----------------------------------------------------------------
 COLLATERALIZED MORTGAGE OBLIGATIONS, CONTINUED
                                        PRINCIPAL
                                        AMOUNT($)     VALUE($)
                                        ----------   -----------
LB-UBS Commercial Mortgage Trust 00 C3
 A1, 7.95%, 7/15/09...................    646,253        732,690
LB-UBS Commercial Mortgage Trust 00 C4
 A2, 7.37%, 8/15/26...................  1,200,000      1,426,787
Morserv, Inc. 96 2 1A1, 2.17%,
 11/25/26 (b).........................        529            529
Norwest Mortgage, 13.25%, 12/1/03
 (f)..................................        261            261
PNC Mortgage Acceptance Corp. 00 C2
 A2, 7.30%, 9/12/10...................  1,200,000      1,420,785
Ryland Mortgage Securities Corp. 94 4
 C1 4.84%, 9/25/30....................  1,265,494      1,263,836
Salomon Brothers Mortgage Securities
 VII 00 C3 A2, 6.59%, 10/18/10........  1,300,000      1,486,919
                                                     -----------
TOTAL COLLATERALIZED MORTGAGE
 OBLIGATIONS..........................                14,937,469
                                                     -----------

----------------------------------------------------------------
 ASSET BACKED SECURITIES  - 3.9%
Citibank Credit Card Issuance Trust 00
 A3 A3, 6.875%, 11/15/09..............  2,230,000      2,567,980
Connecticut RRB Special Purpose Trust
 CL&P-1 01 1 A5, 6.21%, 12/30/11......  1,400,000      1,595,150
Detroit Edison Securitization Funding
 LLC 01 1 A3, 5.875%, 3/1/10..........    715,000        792,734
Detroit Edison Securitization Funding
 LLC 01 1 A5, 6.42%, 3/1/15...........    835,000        959,881
Global Rated Eligible Asset Trust
 1998-A, 7.33%, 3/16/06 (d)...........    234,399              0
MBNA Master Credit Card Trust 00 E A
 7.80%, 10/15/12......................  1,200,000      1,447,503
MBNA Master Credit Card Trust 99 B A
 5.90%, 8/15/11.......................  1,055,000      1,178,115
Peco Energy Transition Trust 00 A A3
 7.625%, 3/1/10.......................  1,200,000      1,435,749
Peco Energy Transition Trust 01 A A1
 6.52%, 12/31/10......................  1,100,000      1,265,801
PSE&G Transition Funding LLC 01 1 A6
 6.61%, 6/15/15.......................    710,000        826,494
Smart (CFS) 97 6 A1, 7.71%, 4/15/06
 (d)..................................    250,136              0
Union Acceptance Corp. 01 C B, 4.73%,
 11/9/09..............................  5,000,000      5,201,173
                                                     -----------
TOTAL ASSET BACKED SECURITIES.........                17,270,580
                                                     -----------




----------------------------------------------------------------
 RIGHTS & WARRANTS  - 0.0%
                                        SHARES OR
                                        PRINCIPAL
                                        AMOUNT($)     VALUE($)
                                        ----------   -----------
GOVERNMENTS (FOREIGN)  - 0.0%
United Mexican States Value Recovery,
 0.00%, 6/30/03.......................  1,046,000              0
                                                     -----------
TOTAL RIGHTS AND WARRANTS.............                         0
                                                     -----------

----------------------------------------------------------------
 INVESTMENT COMPANIES  - 3.8%
Dreyfus Cash Management Fund..........  16,789,475    16,789,475
                                                     -----------
TOTAL INVESTMENT COMPANIES............                16,789,475
                                                     -----------
TOTAL INVESTMENTS
 (COST $412,604,152) (a)  - 99.0%.....               436,603,215
                                                     -----------
                                                     -----------

---------

Percentages indicated are based on net assets of $441,136,239.

(a) Cost differs from value by net unrealized appreciation of securities as follows:

      Unrealized appreciation.........  $26,805,392
      Unrealized depreciation.........   (2,806,329)
                                        -----------
      Net unrealized appreciation.....  $23,999,063
                                        -----------
                                        -----------

(b) Variable rate security. The interest rate on these securities is adjusted periodically to reflect then-current short-term interest rates. The rate presented in this report represents the rate that was in effect on April 30, 2003. Each of these securities contains put or demand features that allow the fund to require the issuer to repurchase the security from the fund within various time periods, including daily, weekly, monthly, or semi-annually.

(c) Security exempt from registration under Rule 144a of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. These securities have been deemed liquid by the investment manager based on procedures approved by the Board of Trustees.

(d) Represents an illiquid security, valued in good faith by the investment manager. The Portfolio has received partial payment for this security.

(e) Rate presented indicates the effective yield at time of purchase.

(f) Security valued at fair value as determined in good faith under procedures applied under the general supervision of the Board of Trustees.

 * The principal amount of the security is denominated in Euro.

IE -- ('IOette') Represents the right to receive interest payments on an underlying pool of mortgages with similar risks as those associated with IO securities. Unlike IO's, the owner also has a right to receive a very small portion of principal.
IO -- Interest Only security

62    HSBC INVESTOR PORTFOLIOS                See notes to financial statements.

          HSBC INVESTOR INTERNATIONAL EQUITY PORTFOLIO
--------------------------------------------------------------------------------
          SCHEDULE OF PORTFOLIO INVESTMENTS -- APRIL 30, 2003 (UNAUDITED)
.................................................................................

-----------------------------------------------------------------
 COMMON STOCKS  - 81.7%
                                           SHARES      VALUE($)
                                          ---------   -----------
AUSTRALIA  - 2.6%
Australia & New Zealand Bank Group
 Ltd....................................    101,921     1,189,062
BHP Billiton Ltd........................        611         3,455
BHP Billiton Ltd. ADR...................     90,055     1,004,113
Brambles Industries Ltd.................     69,300       223,256
Fosters Brewing Group Ltd...............    305,394       855,856
National Australia Bank Ltd.............     53,106     1,079,665
News Corp. Ltd..........................     97,369       693,146
QBE Insurance Group Ltd.................    120,000       641,064
WMC Ltd.................................    189,200       516,024
WMC Resources Ltd. (b)..................    189,200       473,416
Woolworths Ltd..........................    221,300     1,788,570
                                                      -----------
                                                        8,467,627
                                                      -----------
BRAZIL  - 0.5%
Companhia Vale do Rio Doce ADR..........     29,000       810,840
Companhia Vale do Rio Doce ADR..........     31,800       839,520
                                                      -----------
                                                        1,650,360
                                                      -----------
CANADA  - 3.1%
Abitibi-Consolidated, Inc...............     93,100       652,206
BCE, Inc................................    115,700     2,286,418
Bombardier, Inc. Class B................    457,000     1,105,388
Placer Dome, Inc........................     49,000       490,137
Suncor Energy, Inc......................     45,600       750,120
TELUS Corp..............................     94,500     1,271,330
The Thomson Corp........................     46,800     1,382,861
The Thomson Corp. ADR...................     68,300     2,012,118
                                                      -----------
                                                        9,950,578
                                                      -----------
DENMARK  - 0.1%
Novo Nordisk A/S Class B................     12,800       463,695
                                                      -----------
FINLAND  - 1.7%
Nokia Oyj...............................    265,000     4,483,418
UPM-Kymmene Oyj.........................     75,000     1,096,470
                                                      -----------
                                                        5,579,888
                                                      -----------
FRANCE  - 9.8%
Accor SA................................     16,400       540,470
BNP Paribas SA..........................     94,600     4,440,426
Bouygues SA.............................    104,390     2,553,663
Essilor International SA................     21,900       896,718
France Telecom SA.......................     35,900       829,333
France Telecom SA (b)...................     32,000       736,024
Groupe Danone...........................     11,900     1,683,955
L'Air Liquide SA........................     13,150     1,991,452
L'Oreal SA..............................     16,200     1,157,973
Pechiney SA Class A.....................     11,500       331,759
Renault SA..............................     48,100     2,080,085
Sanofi-Synthelabo SA....................    143,120     8,537,136
Schneider Electric SA...................     42,200     1,997,778
Societe Generale Class A................      9,500       580,990
Societe Television Francaise............      4,400       123,595
Vivendi Universal SA....................    167,200     2,724,290
                                                      -----------
                                                       31,205,647
                                                      -----------
GERMANY  - 3.8%
Aixtron AG..............................      8,400        28,498
Allianz Holdings AG.....................     14,100       991,343
Bayerische Motoren Werke AG.............     23,672       789,897
Daimler Chrysler AG.....................     32,400     1,044,978
Deutsche Telekom AG.....................    157,700     2,108,398




-----------------------------------------------------------------
 COMMON STOCKS, CONTINUED
                                           SHARES      VALUE($)
                                          ---------   -----------
Epcos AG (b)............................     20,600       314,958
Infineon Technologies AG (b)............     57,900       426,468
Metro AG................................     30,000       823,608
MG Technologies.........................     34,000       314,176
Muenchener Rueckversicher AG............     10,400     1,035,291
SAP AG..................................      8,500       864,175
SAP AG ADR..............................      6,500       165,815
Siemens AG..............................     67,900     3,356,894
                                                      -----------
                                                       12,264,499
                                                      -----------
HONG KONG  - 2.4%
Cheung Kong Holdings Ltd................    208,000     1,149,473
China Mobile Ltd........................    209,000       419,391
Hang Lung Properties Ltd................    619,000       535,738
Hang Seng Bank Ltd......................    130,200     1,289,637
Hong Kong Land Holdings Ltd.............    356,000       398,720
Hutchison Whampoa Ltd...................    209,600     1,166,378
Johnson Electric Holdings...............    919,000       989,813
Li & Fung Ltd...........................    836,000       937,935
Sun Hung Kai Properties.................     78,000       366,045
Swire Pacific Ltd. Class A..............    125,500       497,234
                                                      -----------
                                                        7,750,364
                                                      -----------
IRELAND  - 0.5%
CRH PLC.................................    101,675     1,560,203
                                                      -----------
ITALY  - 1.3%
Assicurazioni Generali SpA..............     28,000       643,396
ENI SpA.................................    240,400     3,426,018
                                                      -----------
                                                        4,069,414
                                                      -----------
JAPAN  - 12.9%
Acom Co., Ltd...........................      4,050       113,764
Advantest Corp..........................     25,000       838,504
AEON Co., Ltd...........................    104,000     2,363,241
Aiful Corp..............................     12,945       486,279
Canon, Inc..............................     30,000     1,212,477
Chugai Pharmaceutical Co., Ltd..........     74,500       780,857
Dai Nippon Printing Co., Ltd............     55,000       534,043
Daiwa Securities Group, Inc.............    205,000       806,180
Hirose Electronics Co., Ltd.............     29,400     2,102,817
Hitachi, Ltd............................    131,000       437,179
Hoya Corp...............................     19,000     1,123,176
Japan Airlines System Corp. (b).........    260,000       462,183
Japan Telecom Co., Ltd..................        226       617,776
Kansai Electric Power Co., Inc..........     43,400       726,002
Keyence Corp............................      3,993       641,840
Mitsubishi Estate Co....................    130,000       760,859
Mitsubishi Heavy Industries, Ltd........    496,000     1,102,130
Mitsubishi Motors Corp. (b).............    368,000       783,767
Mitsui Fudosan Co., Ltd.................    196,000     1,055,106
Mitsui Sumitomo Insurance Co., Ltd......    127,370       598,082
Murata Manufacturing Co., Ltd...........     10,800       384,873
NEC Corp................................    243,000       760,012
Nikko Cordial Securities Co., Ltd.......    299,000       802,281
Nikon Corp. (b).........................     76,000       506,624
Nissan Motor Co., Ltd...................    380,000     2,915,480
Nitto Denko Corp........................     22,000       632,735
Nomura Holdings, Inc....................    117,000     1,158,620
NTT DoCoMo, Inc.........................        532     1,097,367
Orix Corp...............................     26,100     1,192,730
Rohm Co., Ltd...........................     18,300     1,885,854

See notes to financial statements.                HSBC INVESTOR PORTFOLIOS    63

     HSBC INVESTOR INTERNATIONAL EQUITY PORTFOLIO
--------------------------------------------------------------------------------
     SCHEDULE OF PORTFOLIO INVESTMENTS -- APRIL 30, 2003 (UNAUDITED) (CONTINUED)
.................................................................................

-----------------------------------------------------------------
 COMMON STOCKS, CONTINUED
                                           SHARES      VALUE($)
                                          ---------   -----------
Sekisui House, Ltd......................    167,000     1,226,664
Shimamura Co., Ltd......................      7,900       437,196
Shionogi & Co., Ltd.....................    130,000     1,543,518
Sony Corp...............................     48,010     1,167,441
Suzuki Motor Corp.......................    166,000     1,965,387
TDK Corp................................     22,500       781,067
Tokyo Electron, Ltd.....................     61,200     2,293,845
Tokyu Corp..............................    213,000       576,882
Toray Industries, Inc...................    390,000       941,808
Tostem Inax Holding Corp................     17,000       181,318
Yahoo Japan Corp. (b)...................         43       483,146
Yamato Transport Co., Ltd...............     33,000       369,126
                                                      -----------
                                                       40,850,236
                                                      -----------
LUXEMBOURG  - 0.1%
SES Global FDR..........................     57,400       336,307
                                                      -----------
MEXICO (1.3%)
America Movil...........................     81,800     1,371,786
Telefonos De Mexico ADR.................     91,400     2,761,194
                                                      -----------
                                                        4,132,980
                                                      -----------
NETHERLANDS  - 9.0%
ABN Amro Holding NV.....................    183,300     3,097,081
Aegon NV................................    394,576     4,011,560
ASM Lithography Holding NV (b)..........     75,800       654,748
Hagemeyer NV............................      7,000        33,904
Heineken Holding NV.....................     33,375       968,037
Heineken NV.............................     91,625     3,401,974
ING Groep NV............................    105,600     1,714,712
Koninklijke (Royal) KPN NV (b)..........    395,400     2,629,948
Koninklijke (Royal) Philips Electronics
 NV.....................................     61,300     1,140,408
Koninklijke Numico NV...................     24,800       231,378
Royal Dutch Petroleum Co................    172,200     7,043,221
Royal Dutch Petroleum Co. ADR...........     10,500       429,240
STMicroelectronics NV...................     95,700     1,977,958
STMicroelectronics NV ADR...............      2,000        41,180
Unilever NV -- CVA......................     10,600       667,781
VNU.....................................     29,839       865,808
                                                      -----------
                                                       28,908,938
                                                      -----------
NEW ZEALAND  - 0.2%
Telecom Corporation of New Zealand
 Ltd....................................    276,769       741,543
                                                      -----------
NORWAY  - 1.0%
Norsk Hydro ASA.........................     33,300     1,408,557
Statoil ASA.............................    215,900     1,712,317
                                                      -----------
                                                        3,120,874
                                                      -----------
PORTUGAL  - 0.2%
Portugal Telecom SA.....................     82,400       589,453
                                                      -----------
RUSSIA  - 0.2%
LUKOIL ADR..............................      9,000       619,200
                                                      -----------
SINGAPORE  - 1.8%
DBS Group Holdings Ltd. ADR (c).........    375,000     1,838,250
Singapore Airlines Ltd..................     73,000       388,517
Singapore Press Holdings Ltd............     64,370       598,167
Singapore Telecommunications Ltd........  3,466,520     2,830,848
                                                      -----------
                                                        5,655,782
                                                      -----------
SOUTH KOREA  - 1.1%
Samsung Electronics Ltd.................     28,475     3,559,375
                                                      -----------




-----------------------------------------------------------------
 COMMON STOCKS, CONTINUED
                                           SHARES      VALUE($)
                                          ---------   -----------
SPAIN  - 2.4%
Altadis SA..............................     18,800       484,447
Banco Bilbao Vizcaya Argentina..........    309,700     3,117,539
Industria de Diseno Textil, SA
 (Inditex)..............................    106,400     2,120,739
Repsol YPF SA...........................     53,500       779,163
Telefonica SA (b).......................    106,427     1,177,036
                                                      -----------
                                                        7,678,924
                                                      -----------
SWEDEN  - 1.3%
Assa Abloy AB Class B...................    131,900     1,257,772
ForeningsSparbanken AB..................    129,200     1,753,267
Sandvik AB..............................     22,000       559,434
Svenska Handelsbanken Class A...........     44,500       707,239
                                                      -----------
                                                        4,277,712
                                                      -----------
SWITZERLAND  - 8.0%
Compagnie Financiere Richemont AG
 Class A................................    166,715     2,464,525
Credit Suisse Group (b).................     85,411     2,040,342
Holcim Ltd. Class B.....................     12,173     2,284,176
Nestle SA...............................     16,157     3,293,822
Novartis AG.............................    112,955     4,455,573
Roche Holding AG........................     17,700     1,126,233
Swiss Reinsurance.......................     66,838     4,366,178
Swisscom AG.............................     11,447     3,540,527
Synthes-Stratec, Inc....................        918       578,699
UBS AG..................................     33,300     1,579,927
                                                      -----------
                                                       25,730,002
                                                      -----------
TAIWAN  - 0.3%
Taiwan Semiconductor Manufacturing Co.
 Ltd. ADR (b)...........................    119,057       996,507
                                                      -----------
UNITED KINGDOM  - 16.1%
ARM Holdings PLC (b)....................    278,000       284,361
AstraZeneca PLC.........................     58,800     2,307,138
AstraZeneca PLC.........................    191,851     7,599,266
Barclays PLC............................    188,000     1,298,786
BG Group PLC............................    462,000     1,847,825
BHP Billiton PLC........................    312,804     1,599,805
BOC Group PLC...........................     64,700       815,879
Brambles Industries PLC.................    165,400       491,692
British Aerospace PLC...................    910,062     1,847,223
Centrica PLC............................    244,500       649,659
Compass Group PLC.......................    108,000       497,120
Glaxosmithkline PLC.....................     25,200       505,060
HBOC PLC................................    127,800     1,497,199
Marks & Spencer Group PLC...............    127,904       595,892
mm02 PLC (b)............................    830,000       739,550
National Grid Group PLC.................    222,900     1,464,187
Pearson PLC.............................    251,400     2,095,387
Prudential Corp. PLC....................    226,200     1,384,638
Reckitt Benckiser PLC...................     29,600       522,046
Reuters Group PLC.......................    298,266       643,550
Royal Bank Of Scotland Group PLC........    174,500     4,576,660
Smiths Group PLC........................    254,900     2,725,465
Standard Chartered PLC..................    172,000     1,918,795
Unilever PLC............................    179,800     1,767,297
Vodafone Group PLC......................  5,807,653    11,463,370
                                                      -----------
                                                       51,137,850
                                                      -----------
TOTAL COMMON STOCKS.....................              261,297,958
                                                      -----------

64    HSBC INVESTOR PORTFOLIOS                See notes to financial statements.

    HSBC INVESTOR INTERNATIONAL EQUITY PORTFOLIO
--------------------------------------------------------------------------------
    SCHEDULE OF PORTFOLIO INVESTMENTS -- APRIL 30, 2003 (UNAUDITED) (CONTINUED)
.................................................................................

-----------------------------------------------------------------
 CONVERTIBLE BONDS  - 0.3%
                                         SHARES OR
                                         PRINCIPAL
                                         AMOUNT($)     VALUE($)
                                        -----------   -----------
JAPAN  - 0.2%
SMFG Finance (Cayman) Ltd., 2.25%,
 7/11/05 (c)(d)(e)....................   36,000,000       206,020
SMFG Finance (Cayman) Ltd., 2.25%,
 7/11/05 (c)(e).......................   81,000,000       463,547
                                                      -----------
SWITZERLAND -- 0.1%
Credit Suisse Group Finance
 (Guernsey), 6.00%, 12/23/05..........      461,000       355,700
                                                      -----------
TOTAL CONVERTIBLE BONDS...............                  1,025,267
                                                      -----------

-----------------------------------------------------------------
 RIGHTS & WARRANTS  - 0.0%
UNITED KINGDOM -- 0.0%
TI Automotive Ltd. (b)................      190,000             0
                                                      -----------
TOTAL RIGHTS & WARRANTS...............                          0
                                                      -----------

-----------------------------------------------------------------
 INVESTMENT COMPANIES  - 17.7%
UNITED STATES  - 17.7%
Investors Cash Reserve................   56,637,776    56,637,776
                                                      -----------
TOTAL INVESTMENT COMPANIES............                 56,637,776
                                                      -----------
TOTAL INVESTMENTS
 (COST $355,092,629) (a)  - 99.7%.....                318,961,001
                                                      -----------
                                                      -----------

Percentages indicated are based on net assets of $319,798,405.
(a) Cost differs from value by net unrealized depreciation as follows:

       Unrealized appreciation...........  $ 21,177,166
       Unrealized depreciation...........   (57,308,794)
                                           ------------
       Net unrealized depreciation.......  $(36,131,628)
                                           ------------
                                           ------------

(b) Represents non-income producing security.
(c) Security valued at fair value as determined in good faith under procedures applied under the general supervision of the Board of Trustees.
(d) Security exempt from registration under Rule 144a of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. These securities have been deemed liquid by the investment manager based on procedures approved by the Board of Trustees.
(e) Step-up bond; coupon rate is zero until step-up date. Step-up rate is provided.
* The principle amount of each security is denominated in the local currency of each respective country.

ADR -- American Depositary Receipt
CVA -- Certificate van aandelen (share certificates)
FDR -- Fiduciary Depositary Receipt

See notes to financial statements.                HSBC INVESTOR PORTFOLIOS    65

          HSBC INVESTOR INTERNATIONAL EQUITY PORTFOLIO
--------------------------------------------------------------------------------
          SCHEDULE OF PORTFOLIO INVESTMENTS -- APRIL 30, 2003 (UNAUDITED)
.................................................................................

                                                              PERCENT OF
INDUSTRY                                                      NET ASSETS
--------                                                      ----------
Aerospace & Defense.........................................      0.6%
Airlines....................................................      0.3%
Automotive..................................................      4.1%
Banking & Financial Services................................     12.0%
Building Materials..........................................      1.6%
Business Services...........................................      0.2%
Chemicals...................................................      1.5%
Computer Related............................................      1.5%
Diversified Manufacturing Operations........................      8.5%
Drugs -- Medical............................................      2.7%
Electrical..................................................      0.2%
Electronic Components & Semiconductors......................      4.2%
Food & Beverage.............................................      4.4%
Insurance...................................................      4.4%
Leisure.....................................................      1.4%
Metals & Mining.............................................      1.8%
Manufacturing...............................................      4.2%
Multimedia..................................................      7.5%
Oil & Gas...................................................      6.5%
Paper Products..............................................      0.5%
Real Estate.................................................      1.5%
Retail......................................................      3.1%
Telecommunications..........................................      8.4%
Textiles....................................................      0.1%
Tobacco.....................................................      0.2%
Transportation..............................................      0.3%
Wholesale Distribution......................................      0.3%
Investment Companies........................................     17.7%
                                                                ------
Total Investments...........................................     99.7%
Other assets in excess of liabilities.......................      0.3%
                                                                ------
Net Assets..................................................    100.0%
                                                                ------
                                                                ------

66    HSBC INVESTOR PORTFOLIOS                See notes to financial statements.

          HSBC INVESTOR INTERNATIONAL EQUITY PORTFOLIO
--------------------------------------------------------------------------------
          SCHEDULE OF PORTFOLIO INVESTMENTS -- APRIL 30, 2003 (UNAUDITED) (CONTINUED)
.................................................................................

At April 30, 2003, the portfolio's open forward currency contracts were as follows:

                                                                    CURRENCY         CONTRACT                       UNREALIZED
                                                    DELIVERY         AMOUNT            VALUE                      APPRECIATION/
CURRENCY                                              DATE      (LOCAL CURRENCY)   (U.S. DOLLAR)      VALUE      (DEPRECIATION)
--------                                              ----      ----------------   -------------      -----      --------------
LONG CONTRACTS

Canadian Dollar..................................   7/14/2003       2,289,265       $ 1,564,022    $ 1,588,897      $  24,875
Canadian Dollar..................................   7/17/2003       3,054,126         2,086,141      2,119,374         33,233
Euro.............................................    5/2/2003          24,593            26,999         27,446            447
Euro.............................................    5/5/2003          24,725            27,261         27,587            326
Euro.............................................    5/5/2003          33,620            37,180         37,512            332
Euro.............................................   5/21/2003       1,365,105         1,461,012      1,522,090         61,078
Euro.............................................   5/27/2003          16,382            17,323         18,261            938
Euro.............................................    6/4/2003       1,254,774         1,347,822      1,398,284         50,462
Euro.............................................    6/9/2003       1,141,468         1,133,614      1,271,792        138,178
Euro.............................................   9/12/2003         343,457           377,198        381,496          4,298
Euro.............................................   9/30/2003       4,811,181         5,124,918      5,341,012        216,094
Euro.............................................  10/16/2003       1,651,085         1,736,016      1,831,986         95,970
                                                                                    -----------    -----------      ---------
TOTAL LONG CONTRACTS............................................................    $14,939,506    $15,565,737      $ 626,231
                                                                                    -----------    -----------      ---------
                                                                                    -----------    -----------      ---------

SHORT CONTRACTS

British Pound....................................    5/2/2003           6,361       $    10,137    $    10,167      $     (30)
British Pound....................................    5/2/2003          43,611            69,288         69,702           (414)
Canadian Dollar..................................   5/21/2003       2,223,483         1,461,012      1,548,047        (87,035)
Euro.............................................    5/2/2003          26,087            28,639         29,113           (474)
Euro.............................................    5/5/2003          15,634            17,290         17,444           (154)
Hong Kong Dollar.................................  10/16/2003      13,488,043         1,736,016      1,727,287          8,729
Japanese Yen.....................................    6/9/2003     140,571,760         1,133,614      1,180,677        (47,063)
Japanese Yen.....................................   7/17/2003     248,941,800         2,086,142      2,093,796         (7,654)
Japanese Yen.....................................   9/12/2003      43,735,770           377,198        368,586          8,612
Japanese Yen.....................................   9/30/2003     609,576,660         5,124,918      5,140,408        (15,490)
Mexican Nuevo Peso...............................    6/4/2003      15,198,700         1,347,822      1,469,876       (122,054)
Swiss Franc......................................   7/14/2003       2,166,789         1,564,022      1,601,530        (37,508)
                                                                                    -----------    -----------      ---------
TOTAL SHORT CONTRACTS...........................................................    $14,956,097    $15,256,632      $(300,535)
                                                                                    -----------    -----------      ---------
                                                                                    -----------    -----------      ---------

See notes to financial statements.                HSBC INVESTOR PORTFOLIOS    67

          HSBC INVESTOR SMALL CAP EQUITY PORTFOLIO
--------------------------------------------------------------------------------
          SCHEDULE OF PORTFOLIO INVESTMENTS -- APRIL 30, 2003 (UNAUDITED)
.................................................................................

-----------------------------------------------------------------
 COMMON STOCKS  - 87.0%
                                           SHARES      VALUE($)
                                         ----------   -----------
BANKING  - 4.5%
East West Bancorp, Inc.................     199,700     6,759,845
Southwest Bancorporation of Texas, Inc.
 (b)...................................     175,400     5,960,092
                                                      -----------
                                                       12,719,937
                                                      -----------
BIOTECHNOLOGY  - 2.3%
Celgene Corp. (b)......................     248,200     6,604,602
                                                      -----------
COMPUTER SOFTWARE  - 5.7%
Electronic Arts, Inc. (b)..............     102,700     6,087,029
SRA International, Inc. (b)............     218,500     5,167,525
Synopsys, Inc. (b).....................     103,300     5,024,512
                                                      -----------
                                                       16,279,066
                                                      -----------
EDUCATIONAL SERVICES  - 4.4%
Apollo Group, Inc. (b).................     105,700     4,665,598
Career Education Corp. (b).............     129,800     7,804,874
                                                      -----------
                                                       12,470,472
                                                      -----------
ELECTRONIC COMPONENTS & SEMICONDUCTORS  - 6.9%
Power Integrations, Inc. (b)...........     211,800     4,687,558
Semtech Corp. (b)......................     243,200     3,866,880
Thermo Electron Corp. (b)..............     280,400     5,094,868
Varian Semiconductor Equipment
 Associates, Inc. (b)..................     263,800     6,080,590
                                                      -----------
                                                       19,729,896
                                                      -----------
E-MARKETING & INFORMATION  - 0.3%
DoubleClick, Inc. (b)..................     111,100       955,460
                                                      -----------
ENVIRONMENTAL SERVICES  - 3.6%
Republic Services, Inc. (b)............     251,800     5,403,628
Waste Connections, Inc. (b)............     145,500     4,894,620
                                                      -----------
                                                       10,298,248
                                                      -----------
FINANCIAL SERVICES  - 2.8%
CheckFree Corp. (b)....................     285,400     7,868,478
                                                      -----------
HEALTH CARE  - 17.2%
Becton Dickinson & Co..................     196,000     6,938,400
Cross Country, Inc. (b)................     465,500     5,274,115
CTI Molecular Imaging, Inc. (b)........     260,200     4,777,272
Express Scripts, Inc. (b)..............     102,600     6,049,296
Humana, Inc. (b).......................     548,200     6,057,610
Integra LifeSciences Holdings Corp.
 (b)...................................     187,200     4,996,368
Lincare Holdings, Inc. (b).............     169,690     5,153,485
Manor Care, Inc. (b)...................     270,500     5,261,225
NDCHealth Corp.........................     229,400     4,415,950
                                                      -----------
                                                       48,923,721
                                                      -----------
HOSPITALS  - 2.1%
Community Health Systems, Inc. (b).....     308,800     5,867,200
                                                      -----------
HUMAN RESOURCES  - 0.0%
Employee Solutions, Inc. (b)...........       2,483             0
                                                      -----------



 COMMON STOCKS, CONTINUED

                                           SHARES      VALUE($)
                                         ----------   -----------
INSURANCE  - 5.5%
Philadelphia Consolidated Holding Corp.
 (b)...................................     148,800     5,804,688
Platinum Underwriter Holdings Ltd......     185,300     4,901,185
RenaissanceRe Holdings Ltd.............      56,600     2,506,814
Willis Group Holdings Ltd..............      80,400     2,507,676
                                                      -----------
                                                       15,720,363
                                                      -----------
MEDIA  - 2.9%
Entravision Communications Corp. (b)...     503,400     3,830,874
The E.W. Scripps Co. Class A...........      57,500     4,556,875
                                                      -----------
                                                        8,387,749
                                                      -----------
OIL & GAS  - 6.1%
Chesapeake Energy Corp.................     815,400     6,572,124
Helmerich & Payne, Inc.................     193,900     4,989,047
Varco International, Inc. (b)..........     338,200     5,948,938
                                                      -----------
                                                       17,510,109
                                                      -----------
PHARMACEUTICALS  - 8.6%
Biogen, Inc. (b).......................     123,800     4,703,162
Caremark Rx, Inc. (b)..................     409,900     8,161,109
King Pharmaceuticals, Inc. (b).........     446,400     5,629,104
United Therapeutics Corp. (b)..........     341,900     6,136,763
                                                      -----------
                                                       24,630,138
                                                      -----------
RETAIL  - 10.3%
Abercrombie & Fitch Co. (b)............     204,800     6,733,824
Cost Plus, Inc. (b)....................     202,900     6,235,117
Dollar Tree Stores, Inc. (b)...........     227,500     5,789,875
P.F. Chang's China Bistro, Inc. (b)....     120,000     5,028,000
Williams-Sonoma, Inc. (b)..............     214,300     5,546,084
                                                      -----------
                                                       29,332,900
                                                      -----------
TELECOMMUNICATIONS EQUIPMENT  - 3.8%
Advanced Fibre Communications, Inc.
 (b)...................................     353,080     5,402,124
Polycom, Inc. (b)......................     546,300     5,364,666
                                                      -----------
                                                       10,766,790
                                                      -----------
TOTAL COMMON STOCKS....................               248,065,129
                                                      -----------

-----------------------------------------------------------------
INVESTMENT COMPANIES  - 5.3%
Dreyfus Cash Management Fund...........  15,025,272    15,025,272
                                                      -----------
TOTAL INVESTMENT COMPANIES.............                15,025,272
                                                      -----------
TOTAL INVESTMENTS
 (COST $254,578,660) (a)  - 92.3%......               263,090,401
                                                      -----------
                                                      -----------

---------

Percentages indicated are based on net assets of $285,009,643.

(a) Cost differs from value by net unrealized appreciation

     Unrealized appreciation..........  $ 20,298,937
     Unrealized depreciation..........   (11,787,196)
                                        ------------
     Net unrealized appreciation......  $  8,511,741
                                        ------------
                                        ------------

(b) Represents non-income producing security.

68    HSBC INVESTOR PORTFOLIOS                See notes to financial statements.

                      [THIS PAGE INTENTIONALLY LEFT BLANK]

                                                  HSBC INVESTOR PORTFOLIOS    69

HSBC INVESTOR PORTFOLIOS

          STATEMENTS OF ASSETS AND LIABILITIES -- APRIL 30, 2003 (UNAUDITED)

                                                                                           INTERNATIONAL
                                             LIMITED MATURITY        FIXED INCOME             EQUITY           SMALL CAP EQUITY
                                                 PORTFOLIO             PORTFOLIO             PORTFOLIO             PORTFOLIO
                                            ------------------    ------------------    ------------------    -----------------
ASSETS:
  Investments, at value                        $180,371,484          $436,603,215          $318,961,001          $263,090,401
  Cash                                                   --                    --                    --            24,840,953
  Foreign currency                                       --                    --               237,460                    --
  Interest and dividends receivable               1,710,707             4,706,544             1,122,479                30,093
  Receivable for investments sold                 2,206,588                 1,698               211,837             2,587,339
  Unrealized appreciation on forward
    foreign currency contracts                           --                    --               643,572                    --
  Prepaid expenses                                       38                   111                   144                   141
                                               ------------          ------------          ------------          ------------
  TOTAL ASSETS                                  184,288,817           441,311,568           321,176,493           290,548,927
                                               ------------          ------------          ------------          ------------
...............................................................................................................................
LIABILITIES:
  Payable for investments purchased               9,294,030                    --               794,863             5,342,061
  Unrealized depreciation on forward
    foreign currency contracts                           --                    --               317,876                    --
  Accrued expenses and other liabilities:
     Investment management                           57,279               136,426               155,420               161,054
     Administration                                   5,995                15,420                10,272                 9,637
     Other                                            2,300                23,483                99,657                26,532
                                               ------------          ------------          ------------          ------------
  TOTAL LIABILITIES                               9,359,604               175,329             1,378,088             5,539,284
                                               ------------          ------------          ------------          ------------
..............................................................................................................................
NET ASSETS:
  Applicable to investors' beneficial
    interest                                   $174,929,213          $441,136,239          $319,798,405          $285,009,643
                                               ------------          ------------          ------------          ------------
                                               ------------          ------------          ------------          ------------
  Investments, at cost                         $173,713,092          $412,604,152          $355,092,629          $254,578,660
                                               ------------          ------------          ------------          ------------
                                               ------------          ------------          ------------          ------------


70    HSBC INVESTOR PORTFOLIOS                See notes to financial statements.

HSBC INVESTOR PORTFOLIOS

          STATEMENTS OF OPERATIONS -- FOR THE SIX MONTHS ENDED APRIL 30, 2003 (UNAUDITED)
................................................................................

                                         LIMITED MATURITY        FIXED INCOME          INTERNATIONAL       SMALL CAP EQUITY
                                             PORTFOLIO             PORTFOLIO         EQUITY PORTFOLIO          PORTFOLIO
---------------------------------------------------------------------------------------------------------------------------
INVESTMENT INCOME:
  Interest                                  $3,638,163            $10,074,185           $    29,944          $     18,005
  Dividend                                      51,898                120,986             3,086,637               410,911
  Foreign tax withholding                           --                     --              (496,935)                   --
                                            ----------            -----------           -----------          ------------
  TOTAL INVESTMENT INCOME                    3,690,061             10,195,171             2,619,646               428,916
                                            ----------            -----------           -----------          ------------
 ............................................................................................................................
EXPENSES:
  Investment management                        324,672                786,608               945,045             1,048,294
  Administration                                30,373                 77,472                49,909                46,902
  Accounting                                    28,263                 43,162                42,446                30,410
  Custodian                                     25,713                 44,268               226,107                69,227
  Trustee                                        1,005                  2,571                 1,537                 1,506
  Other                                          5,243                 13,987                13,344                 6,447
                                            ----------            -----------           -----------          ------------
  TOTAL EXPENSES                               415,269                968,068             1,278,388             1,202,786
                                            ----------            -----------           -----------          ------------
 ............................................................................................................................
NET INVESTMENT INCOME (LOSS)                 3,274,792              9,227,103             1,341,258              (773,870)
                                            ----------            -----------           -----------          ------------
 ............................................................................................................................
NET REALIZED/UNREALIZED GAINS (LOSSES)
 FROM INVESTMENTS, FUTURES AND FOREIGN
 CURRENCIES:
Net realized gains (losses) from
 investment, futures and foreign currency
 transactions                                  837,977                385,177            (6,578,235)          (18,162,085)
Change in unrealized
 appreciation/depreciation from
 investments, futures and foreign
 currencies                                  1,647,156             11,623,042             7,550,053            25,721,387
                                            ----------            -----------           -----------          ------------
 ............................................................................................................................
Net realized/unrealized gains from
 investment, futures and foreign currency
 transactions                                2,485,133             12,008,219               971,818             7,559,302
                                            ----------            -----------           -----------          ------------
CHANGE IN NET ASSETS RESULTING FROM
 OPERATIONS                                 $5,759,925            $21,235,322           $ 2,313,076          $  6,785,432
                                            ----------            -----------           -----------          ------------
                                            ----------            -----------           -----------          ------------

See notes to financial statements.                HSBC INVESTOR PORTFOLIOS    71

HSBC INVESTOR PORTFOLIOS

          STATEMENTS OF CHANGES IN NET ASSETS
.................................................................................

                                                   LIMITED MATURITY PORTFOLIO                    FIXED INCOME PORTFOLIO
-----------------------------------------------------------------------------------------------------------------------------
                                              FOR THE SIX                                 FOR THE SIX
                                              MONTHS ENDED           FOR THE              MONTHS ENDED           FOR THE
                                             APRIL 30, 2003         YEAR ENDED           APRIL 30, 2003         YEAR ENDED
                                              (UNAUDITED)        OCTOBER 31, 2002         (UNAUDITED)        OCTOBER 31, 2002
-----------------------------------------------------------------------------------------------------------------------------
INVESTMENT ACTIVITIES:
OPERATIONS:
  Net investment income                         $  3,274,792         $  6,131,946           $  9,227,103         $ 17,602,568
  Net realized gains (losses) from
    investment and futures transactions              837,977             (787,558)               385,177            1,531,345
  Change in unrealized
    appreciation/depreciation from
    investments and futures                        1,647,156              429,535             11,623,042              215,590
                                                ------------         ------------           ------------         ------------
CHANGE IN NET ASSETS RESULTING FROM
 OPERATIONS                                        5,759,925            5,773,923             21,235,322           19,349,503
                                                ------------         ------------           ------------         ------------
 ............................................................................................................................
Proceeds from contributions                       34,205,629           53,476,926            105,516,797          353,082,260
Fair value of withdrawals                        (14,851,232)         (24,615,925)           (71,418,157)        (229,543,187)
                                                ------------         ------------           ------------         ------------
CHANGE IN NET ASSETS FROM TRANSACTIONS IN
 INVESTORS' BENEFICIAL INTEREST                   19,354,397           28,861,001             34,098,640          123,539,073
                                                ------------         ------------           ------------         ------------
CHANGE IN NET ASSETS                              25,114,322           34,634,924             55,333,962          142,888,576
 ............................................................................................................................
NET ASSETS:
  Beginning of period                            149,814,891          115,179,967            385,802,277          242,913,701
                                                ------------         ------------           ------------         ------------
  End of period                                 $174,929,213         $149,814,891           $441,136,239         $385,802,277
                                                ------------         ------------           ------------         ------------
                                                ------------         ------------           ------------         ------------

72    HSBC INVESTOR PORTFOLIOS                See notes to financial statements.

HSBC INVESTOR PORTFOLIOS

.................................................................................

                                                      INTERNATIONAL EQUITY                          SMALL CAP EQUITY
                                                            PORTFOLIO                                   PORTFOLIO
-----------------------------------------------------------------------------------------------------------------------------
                                              FOR THE SIX                                 FOR THE SIX
                                              MONTHS ENDED           FOR THE              MONTHS ENDED           FOR THE
                                             APRIL 30, 2003         YEAR ENDED           APRIL 30, 2003         YEAR ENDED
                                              (UNAUDITED)        OCTOBER 31, 2002         (UNAUDITED)        OCTOBER 31, 2002
-----------------------------------------------------------------------------------------------------------------------------
INVESTMENT ACTIVITIES:
OPERATIONS:
  Net investment income (loss)                 $   1,341,258        $   1,884,444           $   (773,870)       $  (2,357,766)
  Net realized losses from investment and
    foreign currency transactions                 (6,578,235)         (20,223,366)           (18,162,085)         (68,582,200)
  Change in unrealized
    appreciation/depreciation from
    investments and foreign currencies             7,550,053          (17,088,070)            25,721,387            4,212,403
                                               -------------        -------------           ------------        -------------
  CHANGE IN NET ASSETS RESULTING FROM
    OPERATIONS                                     2,313,076          (35,426,992)             6,785,432          (66,727,563)
                                               -------------        -------------           ------------        -------------
 ............................................................................................................................
Proceeds from contributions                      282,479,379          651,096,825             91,978,150          187,109,547
Fair value of withdrawals                       (221,609,772)        (634,901,691)           (79,971,330)        (119,737,618)
                                               -------------        -------------           ------------        -------------
CHANGE IN NET ASSETS FROM TRANSACTIONS IN
 INVESTORS' BENEFICIAL INTEREST                   60,869,607           16,195,134             12,006,820           67,371,929
                                               -------------        -------------           ------------        -------------
CHANGE IN NET ASSETS                              63,182,683          (19,231,858)            18,792,252              644,366
 ............................................................................................................................
NET ASSETS:
  Beginning of period                            256,615,722          275,847,580            266,217,391          265,573,025
                                               -------------        -------------           ------------        -------------
  End of period                                $ 319,798,405        $ 256,615,722           $285,009,643        $ 266,217,391
                                               -------------        -------------           ------------        -------------
                                               -------------        -------------           ------------        -------------

See notes to financial statements.                HSBC INVESTOR PORTFOLIOS    73

          HSBC INVESTOR PORTFOLIOS
--------------------------------------------------------------------------------
          FINANCIAL HIGHLIGHTS
.................................................................................

                                                                        RATIOS/SUPPLEMENTARY DATA
                                             --------------------------------------------------------------------------------
                                                                              RATIO OF NET
                                             NET ASSETS AT      RATIO OF       INVESTMENT
                                                 END OF         EXPENSES      INCOME (LOSS)   RATIO OF EXPENSES
                                                 PERIOD        TO AVERAGE      TO AVERAGE        TO AVERAGE         PORTFOLIO
                                                (000'S)        NET ASSETS      NET ASSETS        NET ASSETS         TURNOVER
-----------------------------------------------------------------------------------------------------------------------------
LIMITED MATURITY PORTFOLIO
Period ended October 31, 2001 (a)               $115,180          0.55%(b)        4.97%(b)          0.55%(b)         102.01%
Year ended October 31, 2002                      149,815          0.51%           4.60%             0.51%             44.04%
Six months ended April 30, 2003 (Unaudited)      174,929          0.51%(b)        4.03%(b)          0.51%(b)          32.10%
-----------------------------------------------------------------------------------------------------------------------------
FIXED INCOME PORTFOLIO
Year ended October 31, 1998                     $173,073          0.62%           6.03%             0.62%            126.40%
Year ended October 31, 1999                      196,871          0.56%           6.43%             0.56%            433.26%
Year ended October 31, 2000                      226,366          0.51%           6.74%             0.51%            440.49%
Year ended October 31, 2001                      242,914          0.53%           6.53%             0.53%            341.26%
Year ended October 31, 2002                      385,802          0.48%           5.14%             0.48%             77.82%
Six months ended April 30, 2003 (Unaudited)      441,136          0.47%(b)        4.45%(b)          0.47%(b)          30.68%
-----------------------------------------------------------------------------------------------------------------------------
INTERNATIONAL EQUITY PORTFOLIO
Year ended October 31, 1998                     $205,737          0.97%           0.80%             0.97%             40.47%
Year ended October 31, 1999                      288,830          0.91%           0.61%             0.91%             34.26%
Year ended October 31, 2000                      332,325          0.84%           0.53%             0.84%             27.81%
Year ended October 31, 2001                      275,848          0.90%           0.54%             0.90%             26.90%
Year ended October 31, 2002                      256,616          0.91%           0.63%             0.91%             31.63%
Six months ended April 30, 2003 (Unaudited)      319,798          0.96%(b)        1.00%(b)          0.96%(b)           8.88%
-----------------------------------------------------------------------------------------------------------------------------
SMALL CAP EQUITY PORTFOLIO
Year ended October 31, 1998                     $186,517          1.03%          (0.57%)            1.06%(c)         154.69%
Year ended October 31, 1999                      237,305          1.04%          (0.68%)            1.04%             77.74%
Year ended October 31, 2000                      369,166          0.97%          (0.60%)            0.97%             79.51%
Year ended October 31, 2001                      265,573          0.98%          (0.65%)            0.98%             52.47%
Year ended October 31, 2002                      266,217          0.99%          (0.78%)            0.99%            103.90%
Six months ended April 30, 2003 (Unaudited)      285,010          0.96%(b)       (0.62%)(b)         0.96%(b)         124.49%
-----------------------------------------------------------------------------------------------------------------------------

(a) Limited Maturity Portfolio commenced operations on January 24, 2001.
(b) Annualized.
(c) During the period, certain fees were voluntarily reduced. If such voluntary fee reductions had not occurred, the ratio would have been as indicated.

See notes to financial statements.

74    HSBC INVESTOR PORTFOLIOS

          HSBC INVESTOR PORTFOLIOS
--------------------------------------------------------------------------------
          NOTES TO FINANCIAL STATEMENTS -- APRIL 30, 2003 (UNAUDITED)
.................................................................................

1.  ORGANIZATION:

        The HSBC Investor Portfolios (the 'Portfolio Trust'), is an open-end management investment company organized as a master trust fund under the laws of the State of New York on November 1, 1994. The Portfolios operate as master funds in master-feeder arrangements. The Declaration of Trust permits the Board of Trustees to issue an unlimited number of beneficial interests in the Portfolios. The Portfolio Trust contains the following (individually a 'Portfolio,' collectively the 'Portfolios'):

PORTFOLIO                                          SHORT NAME
---------                                          ----------
HSBC Investor Limited Maturity Portfolio           Limited Maturity Portfolio
HSBC Investor Fixed Income Portfolio               Fixed Income Portfolio
HSBC Investor International Equity Portfolio       International Equity Portfolio
HSBC Investor Small Cap Equity Portfolio           Small Cap Equity Portfolio

        The Portfolios are diversified series of the Portfolio Trust and are part of the HSBC Investor Family of Funds. Financial Statements for all other series of the HSBC Investor Family of Funds are published separately.

2.  SIGNIFICANT ACCOUNTING POLICIES:

        The following is a summary of the significant accounting policies followed by the Portfolios in the preparation of their financial statements. The policies are in conformity with accounting principles generally accepted in the United States of America ('U.S.'). The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses for the period. Actual results could differ from those estimates.

    SECURITIES VALUATION:

        Bonds and other fixed income securities (other than short-term obligations but including listed issues) are valued on the basis of valuations furnished by a pricing service, the use of which has been approved by the Portfolios' Board of Trustees. In making such valuations, the pricing service utilizes both dealer-supplied valuations and the use of matrix techniques which take into account appropriate factors such as institutional-size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics other than market data and without exclusive reliance upon quoted prices or exchanges or over-the-counter prices, since such valuations are believed to reflect more accurately the fair value of such securities. All debt portfolio securities with a remaining maturity of 60 days or less are valued at amortized cost. Under the amortized cost method, premium or discount, if any, is amortized or accreted, respectively, on a constant (straight-line) basis to the maturity of the security.

        The value of each equity security is based either on the last sale price on a national securities exchange, or in the absence of recorded sales, at the closing bid prices on such exchanges, or at the quoted bid price in the over-the-counter market. Securities or other assets for which market quotations are not readily available are valued by or at the direction of the Portfolios' Board of Trustees.

    SECURITIES TRANSACTIONS AND RELATED INCOME:

        Security transactions are accounted for on the date the security is purchased or sold. Securities gains and losses are calculated on the identified cost basis. Interest income is recognized on the accrual basis and includes, where applicable, the amortization or accretion of premium or discount. Dividend income is recorded on the ex-dividend date.

    FOREIGN CURRENCY TRANSLATION:

        The accounting records of the Portfolios are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars at the current rate of exchange to determine the value of investments, assets and liabilities. Purchases and sales of securities, and income and expenses are translated at the prevailing rate of exchange on the respective dates of such transactions. The Portfolios do not isolate that portion of the results of operations resulting from changes

                                                  HSBC INVESTOR PORTFOLIOS    75

          HSBC INVESTOR PORTFOLIOS
--------------------------------------------------------------------------------
          NOTES TO FINANCIAL STATEMENTS -- APRIL 30, 2003 (UNAUDITED)
(CONTINUED)
.................................................................................

    in foreign exchange rates on investments from fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments and foreign currencies.

    FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS:

        The Portfolios may enter into forward foreign currency exchange contracts in connection with planned purchases or sales of securities or to hedge the U.S. dollar value of portfolio securities denominated in a particular currency. The Portfolios could be exposed to risks if the counter-parties to the contracts are unable to meet the terms of their contracts and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar. The forward foreign currency exchange contracts are adjusted by the daily exchange rate of the underlying currency and any gains or losses are recorded for financial statement purposes as unrealized gains or losses until the contract settlement date.

    FUTURES CONTRACTS:

        Each Portfolio may invest in financial futures contracts for the purpose of hedging their existing portfolio securities or securities it intends to purchase against fluctuations in fair value caused by changes in prevailing market interest rates. Upon entering into a financial futures contract, the Portfolio is required to pledge to the broker an amount of cash and/or other assets equal to a certain percentage of the contract amount (initial margin deposit). Subsequent payments, known as 'variation margin,' are made or received by the Portfolio each day, depending on the daily fluctuations in the fair value of the underlying security. The Portfolio recognizes a gain or loss equal to the daily variation margin. Should market conditions move unexpectedly, the Portfolio may not achieve the anticipated benefits of the financial futures contracts and may realize a loss. The use of futures transactions involves the risk of imperfect correlation in movements in the price of futures contracts, interest rates and the underlying hedged assets.

    MORTGAGE DOLLAR ROLL TRANSACTIONS:

        The Fixed Income Portfolio may engage in dollar roll transactions with respect to mortgage securities issued by the Government National Mortgage Association, the Federal National Mortgage Association and the Federal Home Loan Mortgage Corporation. In a dollar roll transaction, the Portfolio sells a mortgage-backed security and simultaneously agrees to repurchase a similar security on a specified future date at an agreed upon price. During the roll period, the Portfolio will not be entitled to receive any interest or principal paid on the securities sold. The Portfolio is compensated for the lost interest on the securities sold by the difference between the sales price and the lower price for the future repurchase as well as by the interest earned on the reinvestment of the sales proceeds. The Portfolio may also be compensated by receipt of a commitment fee. When the Portfolio enters into a mortgage dollar roll transaction, liquid assets in an amount sufficient to pay for the future repurchase are segregated with the custodian.

    EXPENSE ALLOCATION:

        Expenses incurred by the HSBC Investor Family of Funds with respect to any two or more funds within the HSBC Investor Family of Funds are allocated in proportion to the net assets of each fund within the HSBC Investor Family of Funds, except when allocations of direct expenses to each Portfolio can otherwise be made fairly. Expenses directly attributable to a Portfolio are charged to that Portfolio.

    FEDERAL INCOME TAXES:

        Each Portfolio will be treated as a partnership for U.S. Federal income tax purposes. Accordingly, each Portfolio passes through all of its net investment income and gains and losses to its Feeders, and is therefore not subject to U.S. Federal income tax. As such, an investor in the Portfolios will be taxed on their share of the Portfolios' ordinary income and realized gains. It is intended that the Portfolios will be managed in such a way that an investor will be able to satisfy the requirements of the Internal Revenue Code applicable to regulated investment companies.

76    HSBC INVESTOR PORTFOLIOS

        HSBC INVESTOR PORTFOLIOS
--------------------------------------------------------------------------------
        NOTES TO FINANCIAL STATEMENTS -- APRIL 30, 2003 (UNAUDITED) (CONTINUED)
.................................................................................

3.  RELATED PARTY TRANSACTIONS:

    INVESTMENT MANAGEMENT:

        HSBC Asset Management (Americas) Inc. ('HSBC' or the 'Investment Adviser'), a wholly owned subsidiary of HSBC Bank USA, a New York State chartered bank, acts as the Investment Adviser to the Portfolios pursuant to an investment management contract with the Portfolio Trust. As Investment Adviser, HSBC manages the investments of the Portfolios and continuously reviews, supervises and administers the Portfolios' investments. Capital Guardian Trust Company and Westfield Capital Management, LLC serve as Sub-Investment Advisers for the International Equity Portfolio and the Small Cap Equity Portfolio, respectively, and are paid for their services directly by HSBC. On January 20, 2003, Westfield Capital Management replaced MFS Institutional Advisors, Inc. as Sub-Investment Adviser for the Small Cap Equity Portfolio.

        For its services as Investment Adviser, HSBC receives a fee, accrued daily and paid monthly, at an annual rate of 0.40% of the Limited Maturity Portfolio's average daily net assets.

        For its services as Investment Adviser, HSBC receives, from the Fixed Income Portfolio, a fee accrued daily and paid monthly at an annual rate of:

BASED ON AVERAGE DAILY NET ASSETS OF                          FEE RATE
------------------------------------                          --------
Up to $50 million...........................................   0.575%
In excess of $50 million but not exceeding $95 million......   0.450%
In excess of $95 million but not exceeding $150 million.....   0.200%
In excess of $150 million but not exceeding $250 million....   0.400%
In excess of $250 million...................................   0.350%

        For their services as Investment Adviser and Sub-Investment Adviser, respectively, HSBC and Capital Guardian Trust Company receive in aggregate, from the International Equity Portfolio, a fee accrued daily and paid monthly at an annual rate of:

BASED ON AVERAGE DAILY NET ASSETS OF                          FEE RATE
------------------------------------                          --------
Up to $25 million...........................................   0.950%
In excess of $25 million but not exceeding $50 million......   0.800%
In excess of $50 million but not exceeding $250 million.....   0.675%
In excess of $250 million...................................   0.625%

        For their services as Investment Adviser and Sub-Investment Adviser, respectively, HSBC and Westfield Capital Management LLC receive in aggregate, a fee accrued daily and paid monthly at an annual rate of 0.80% of the Small Cap Equity Portfolio's average daily net assets.

    ADMINISTRATION:

        BISYS Fund Services Ohio, Inc. ('BISYS Ohio'), a wholly-owned subsidiary of The BISYS Group, Inc., with whom certain officers of the Portfolio Trust are affiliated, serves the Portfolio Trust as Administrator. Such officers are paid no fees directly by the Portfolios for serving as officers of the Portfolio Trust. Under the terms of the administration agreement with the Portfolios, BISYS Ohio receives, from the Portfolios, a fee accrued daily and paid monthly at an annual rate of:

BASED ON AVERAGE DAILY NET ASSETS OF                          FEE RATE
------------------------------------                          --------
Up to $8 billion............................................   0.0375%
In excess of $8 billion but not exceeding $9.25 billion.....   0.0350%
In excess of $9.25 billion but not exceeding $12 billion....   0.0250%
In excess of $12 billion....................................   0.0150%

        The fee breakpoints are determined on the basis of the aggregate average daily net assets of the HSBC Investor Family of Funds. The fee is allocated to each of the Portfolios based upon its pro-rata share of net assets.

                                                  HSBC INVESTOR PORTFOLIOS    77

        HSBC INVESTOR PORTFOLIOS
--------------------------------------------------------------------------------
        NOTES TO FINANCIAL STATEMENTS -- APRIL 30, 2003 (UNAUDITED) (CONTINUED)
.................................................................................

    FUND ACCOUNTING AND CUSTODIAN:

        BISYS provides fund accounting services for the Portfolios. For its services to the Portfolios, BISYS receives an annual fee from each Portfolio accrued daily and paid monthly. HSBC serves as custodian to the Fixed Income Portfolio, Small Cap Equity Portfolio and Limited Maturity Portfolio. Investor's Bank & Trust Company serves as custodian to the International Equity Portfolio.

4.  INVESTMENT TRANSACTIONS:

        For the six months ended April 30, 2003, each Portfolio purchased and sold securities, excluding short-term securities, in the following amounts:

                                                             PURCHASES        SALES
                                                             ---------        -----
Limited Maturity Portfolio................................  $ 77,587,064   $ 49,921,307
Fixed Income Portfolio....................................   157,199,029    115,724,450
International Equity Portfolio............................    31,322,244     22,485,382
Small Cap Equity Portfolio................................   304,914,855    321,482,905

78    HSBC INVESTOR PORTFOLIOS

HSBC INVESTOR FAMILY OF FUNDS:

INVESTMENT ADVISER
HSBC Asset Management (Americas) Inc.
452 Fifth Avenue
New York, NY 10018

SUB-ADVISERS
  HSBC Investor Equity Fund
  Alliance Capital Management, L.P.
  1345 Avenue of the Americas
  New York, NY 10105

  Institutional Capital Corporation
  225 West Wacker Drive
  Chicago, IL 60606

  HSBC Investor International Equity Portfolio
  Capital Guardian Trust Company
  11100 Santa Monica Boulevard
  Los Angeles, CA 90025

  HSBC Investor Small Cap Equity Portfolio
  Westfield Capital Management
  One Financial Center
  Boston, MA 02111

SHAREHOLDER SERVICING AGENTS
  For HSBC Bank USA and
  HSBC Brokerage (USA) Inc. Clients
  HSBC Bank USA
  452 Fifth Avenue
  New York, NY 10018
  1-888-525-5757

  For All Other Shareholders
  HSBC Investor Funds
  P.O. Box 182845
  Columbus, OH 43218-2845
  1-800-782-8183

ADMINISTRATOR, TRANSFER AGENT,
DISTRIBUTOR, AND SPONSOR
BISYS Fund Services
3435 Stelzer Road
Columbus, OH 43219

CUSTODIANS
  HSBC Investor Limited Maturity Portfolio
  HSBC Investor Fixed Income Portfolio
  HSBC Investor New York Tax-Free Bond Fund
  HSBC Investor Balanced Fund
  HSBC Investor Equity Fund
  HSBC Investor Growth and Income Fund
  HSBC Investor Mid-Cap Fund
  HSBC Investor Small Cap Equity Portfolio
  HSBC Bank USA
  452 Fifth Avenue
  New York, NY 10018

  HSBC Investor International Equity Portfolio
  Investors Bank & Trust Company
  200 Clarendon Street - 16th Floor
  Boston, MA 02116

INDEPENDENT AUDITORS
KPMG LLP
191 West Nationwide Blvd., Suite 500
Columbus, OH 43215

LEGAL COUNSEL
Dechert
1775 Eye Street, N.W.
Washington, D.C. 20006

The HSBC Investor Family of Funds are distributed by BISYS Fund Services. This document must be preceded or accompanied by a current prospectus for the HSBC Investor Funds, which you should read carefully before you invest or send money.

                                                                            6/03

Item 2. Code of Ethics.
         Not applicable.

Item 3. Audit Committee Financial Expert.
         Not applicable.

Item 4. Principal Accountant Fees and Services.
         Not applicable.

Items 5-6. [Reserved]

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies. Not applicable.

Item 8. [Reserved]

Item 9. Controls and Procedures.

         (a) In the opinion of the principal executive officer and principal financial officer, based on their evaluation, the registrant's disclosure controls and procedures are adequately designed and are operating effectively to ensure (i) that material information relating to the registrant, including its consolidated subsidiaries, is made known to them by others within those entities, particularly during the period in which this report is being prepared; and (ii) that information required to be disclosed by the registrant in the reports it files or submits under the Securities Exchange Act of 1934 is recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission's rules and forms.

         (b) There were no significant changes in the registrant's internal controls or in other factors that could significantly affect these controls subsequent to the date of the evaluation, including any corrective actions with regard to significant deficiencies and material weaknesses.

Item 10. Exhibits.

         (a) Not applicable.

         (b) A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2 under the Act (17 CFR 270.30a-2) in the exact form set forth below: Attached hereto.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

HSBC Advisor Funds Trust

By:      /s/ Walter B. Grimm
         -----------------------------------------------------------------------
         Walter B. Grimm
         President

Date:    July 7, 2003

         Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:      /s/ Nadeem Yousaf
         -----------------------------------------------------------------------
         Nadeem Yousaf
         Treasurer

Date:    July 7, 2003

By:      /s/ Walter B. Grimm
         -----------------------------------------------------------------------
         Walter B. Grimm
         President

Date:    July 7, 2003






                        STATEMENT OF DIFFERENCES

The dagger symbol shall be expressed as....................................'D'

The section symbol shall be expressed as....................................'SS'